LOAN AGREEMENT by and among G/B/H FOUR STAR, LLC, G/B/H CONDO OWNER, LLC, and G/B/H GOLF COURSE, LLC, each a Delaware limited liability company, as Borrower, and BONNET CREEK HILTON LESSEE LLC, a Delaware limited liability company, as Operating Lessee, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender, and THE OTHER FINANCIAL INSTITUTIONS NOW OR HEREAFTER SIGNATORIES HERETO AND THEIR ASSIGNEES PURSUANT TO SECTION 14.13, as Lenders, and WELLS FARGO SECURITIES, LLC, as Sole Bookrunner, and WELLS FARGO SECURITIES, LLC, BOFA SECURITIES, INC., and TRUIST SECURITIES, INC. as Joint Lead Arrangers and PNC CAPITAL MARKETS LLC as Documentation Agent Entered into as of April 30, 2026 WFB LOAN NO. 0000123978 Exhibit 10.5

TABLE OF CONTENTS Page -i- ARTICLE 1 DEFINITIONS ........................................................................................................................ 2 1.1 DEFINED TERMS .......................................................................................................... 2 1.2 OTHER DEFINITIONS AND PROVISIONS ............................................................ 36 1.3 UCC TERMS.................................................................................................................. 37 1.4 ROUNDING ................................................................................................................... 37 1.5 REFERENCES TO AGREEMENT AND LAWS ...................................................... 37 1.6 TIMES OF DAY ............................................................................................................ 37 1.7 SCHEDULES AND EXHIBITS INCORPORATED .................................................. 37 1.8 RATES ............................................................................................................................ 37 1.9 DIVISIONS..................................................................................................................... 38 ARTICLE 2 LOAN 38 2.1 LOAN .............................................................................................................................. 38 2.2 LOAN FEES ................................................................................................................... 38 2.3 INTENTIONALLY OMITTED ................................................................................... 39 2.4 INTENTIONALLY OMITTED ................................................................................... 39 2.5 MATURITY DATE ....................................................................................................... 39 2.6 INTEREST ON THE LOAN ........................................................................................ 39 2.7 PAYMENTS ................................................................................................................... 41 2.8 CHANGED CIRCUMSTANCES. ................................................................................ 41 2.9 INDEMNITY .................................................................................................................. 43 2.10 INCREASED COSTS .................................................................................................... 43 2.11 TAXES ............................................................................................................................ 45 2.12 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS ....................... 48 2.13 VOLUNTARY PREPAYMENT; PREPAYMENT FEE; REQUIRED AMORTIZATION ......................................................................................................... 49 2.14 FULL REPAYMENT AND RECONVEYANCE ....................................................... 50 2.15 LENDERS’ ACCOUNTING ........................................................................................ 51 2.16 OPTIONS TO EXTEND ............................................................................................... 51 ARTICLE 3 DISBURSEMENT ................................................................................................................ 52 3.1 CONDITIONS PRECEDENT TO CLOSING, INITIAL ADVANCE ..................... 52 3.2 ACCOUNT PLEDGE AND ASSIGNMENT .............................................................. 56 3.3 DISBURSEMENTS OF LOAN PROCEEDS AND ACCOUNT FUNDS ................ 57 3.4 FUNDS TRANSFER DISBURSEMENTS .................................................................. 58 ARTICLE 4 INTENTIONALLY OMITTED ............................................................................................ 58 ARTICLE 5 INSURANCE ........................................................................................................................ 58 5.1 TITLE INSURANCE .................................................................................................... 58 5.2 PROPERTY INSURANCE ........................................................................................... 58 5.3 FLOOD HAZARD INSURANCE ................................................................................ 59 5.4 LIABILITY INSURANCE ............................................................................................ 59 5.5 BUSINESS INTERRUPTION ...................................................................................... 59 5.6 TERRORISM INSURANCE ........................................................................................ 59 5.7 OTHER COVERAGE ................................................................................................... 59 5.8 GENERAL ...................................................................................................................... 59 ARTICLE 6 REPRESENTATIONS AND WARRANTIES ..................................................................... 60 6.1 AUTHORITY ................................................................................................................. 60

TABLE OF CONTENTS
(continued)

Page

6.2	**BINDING OBLIGATIONS/ENFORCEABILITY**	60
6.3	**FORMATION AND ORGANIZATIONAL DOCUMENTS; CONTROL**	60
6.4	**NO VIOLATION**	60
6.5	**COMPLIANCE WITH LAWS**	60
6.6	**LITIGATION**	61
6.7	**FINANCIAL CONDITION**	61
6.8	**NO MATERIAL ADVERSE CHANGE**	61
6.9	**ACCURACY**	61
6.10	**TAX LIABILITY**	61
6.11	**TITLE TO ASSETS; NO LIENS**	61
6.12	**OPERATING LEASE**	61
6.13	**MANAGEMENT AGREEMENTS**	62
6.14	**GROUND LEASES**	62
6.15	**UTILITIES**	62
6.16	**INTENTIONALLY OMITTED**	62
6.17	**INTENTIONALLY OMITTED**	62
6.18	**PERMITS**	62
6.19	**PHYSICAL CONDITION**	62
6.20	**PERSONAL PROPERTY**	62
6.21	**FF&E AND INVENTORY**	62
6.22	**ANNUAL BUDGET**	63
6.23	**ACCOUNTS**	63
6.24	**VEHICLES**	63
6.25	**BUSINESS LOAN**	63
6.26	**LEASES**	63
6.27	**NO SUBORDINATION**	63
6.28	**EMPLOYEE BENEFIT MATTERS.**	63
6.29	**MAJOR CONTRACTS**	64
6.30	**FULL FORCE AND EFFECT**	65
6.31	**COMPLIANCE WITH MATTERS OF RECORD**	65
6.32	**SOLVENCY**	65
6.33	**PROJECT INFORMATION**	65
6.34	**TRADE NAMES; INTELLECTUAL PROPERTY**	65
6.35	**SANCTIONS, ANTI-CORRUPTION AND ANTI-MONEY LAUNDERING AND ANTI-TERRORISM LAWS**	65
6.36	**FEDERAL RESERVE REGULATIONS**	65
6.37	**FOREIGN PERSON**	66
6.38	**INVESTMENT COMPANY ACT**	66
6.39	**CASUALTY; CONDEMNATION**	66
6.40	**NO LLC/LP DIVISION**	66
6.41	**MATERIAL PROPERTY AGREEMENT DOCUMENT REPRESENTATIONS**	66
6.42	**INTENTIONALLY OMITTED**	66
6.43	**SURVIVAL OF REPRESENTATIONS AND WARRANTIES**	66

ARTICLE 7 REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING SPECIAL PURPOSE ENTITY STATUS 66

-ii-

TABLE OF CONTENTS
(continued)

Page

7.1	**LIMITED PURPOSE**	67
7.2	**LIMITATIONS ON DEBT, ACTIONS**	67
7.3	**SEPARATENESS COVENANTS**	68
7.4	**SPE COVENANTS IN SPE PARTY ORGANIZATIONAL DOCUMENTS**	69
7.5	**LIMITED QUALIFICATION FOR PARK CREDIT FACILITY DOCUMENTS**	69
ARTICLE 8 HAZARDOUS MATERIALS		69
8.1	**SPECIAL REPRESENTATIONS AND WARRANTIES**	69
8.2	**HAZARDOUS MATERIALS COVENANTS**	70
8.3	**INSPECTION BY ADMINISTRATIVE AGENT**	71
8.4	**HAZARDOUS MATERIALS INDEMNITY**	71
ARTICLE 9 COVENANTS OF BORROWER AND OPERATING LESSEE		73
9.1	**EXPENSES**	73
9.2	**ERISA COMPLIANCE**	73
9.3	**LEASING**	74
9.4	**REQUIREMENTS OF LAW; ZONING; USE**	74
9.5	**MAINTAIN PROPERTY**	74
9.6	**PROCEEDINGS AND JUDGMENTS**	75
9.7	**INTENTIONALLY OMITTED**	76
9.8	**AMERICANS WITH DISABILITIES ACT COMPLIANCE**	76
9.9	**SUBDIVISION MAPS**	76
9.10	**NOTICE**	76
9.11	**NO SECURED INDEBTEDNESS**	76
9.12	**SWAP AGREEMENTS; REQUIRED INTEREST RATE PROTECTION AGREEMENT**	76
9.13	**MAJOR CONTRACTS**	78
9.14	**NO ASSIGNMENT BY BORROWER**	79
9.15	**INTENTIONALLY OMITTED**	79
9.16	**MAINTAIN EXISTENCE; ORGANIZATIONAL DOCUMENTS**	79
9.17	**TAXES**	79
9.18	**MANAGEMENT OF PROPERTY**	79
9.19	**GROUND LEASES**	80
9.20	**OPERATING LEASE**	81
9.21	**OPERATING COVENANT; CASH MANAGEMENT**	81
9.22	**ACCOUNTS**	82
9.23	**FF&E RESERVES**	83
9.24	**TAX RESERVE ACCOUNT**	85
9.25	**INSURANCE RESERVE ACCOUNT**	85
9.26	**PERSONAL PROPERTY**	86
9.27	**SANCTIONS; ANTI-CORRUPTION LAWS; ANTI-MONEY LAUNDERING LAWS**	86
9.28	**FURTHER ASSURANCES**	86
9.29	**MATERIAL PROPERTY AGREEMENTS; COMPLIANCE WITH MATERIAL PROPERTY AGREEMENT REQUIREMENTS**	87
9.30	**CONTROLLED SUBSTANCES**	87

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TABLE OF CONTENTS (continued) Page -iv- 9.31 INTENTIONALLY DELETED ................................................................................... 87 9.32 INTENTIONALLY DELETED ................................................................................... 87 9.33 DISTRIBUTIONS .......................................................................................................... 87 9.34 PARK HOTELS ............................................................................................................. 88 ARTICLE 10 FINANCIAL AND REPORTING COVENANTS ............................................................. 88 10.1 FINANCIAL INFORMATION .................................................................................... 88 10.2 BOOKS AND RECORDS ............................................................................................. 89 10.3 REPORTS....................................................................................................................... 89 10.4 ANNUAL BUDGET ...................................................................................................... 89 10.5 KNOWLEDGE OF DEFAULT; ETC ......................................................................... 90 10.6 LITIGATION, ARBITRATION OR GOVERNMENT INVESTIGATION ........... 90 10.7 ADDITIONAL INFORMATION ................................................................................. 91 10.8 GUARANTOR FINANCIAL INFORMATION ......................................................... 91 10.9 FORM WARRANTY .................................................................................................... 91 ARTICLE 11 DEFAULTS AND REMEDIES .......................................................................................... 91 11.1 DEFAULT ...................................................................................................................... 91 11.2 ACCELERATION UPON DEFAULT; REMEDIES ................................................. 95 11.3 DISBURSEMENTS TO THIRD PARTIES ................................................................ 95 11.4 INTENTIONALLY OMITTED ................................................................................... 95 11.5 INTENTIONALLY OMITTED. .................................................................................. 95 11.6 REPAYMENT OF FUNDS ADVANCED ................................................................... 95 11.7 RIGHTS CUMULATIVE, NO WAIVER ................................................................... 95 11.8 ALLOCATION OF PROCEEDS ................................................................................. 96 11.9 RESCINDED PAYMENTS........................................................................................... 96 11.10 PROOFS OF CLAIM .................................................................................................... 97 11.11 WAIVERS BY BORROWER ....................................................................................... 97 11.12 CONTINUING DEFAULTS; NOTICES OF DEFAULT .......................................... 97 ARTICLE 12 DUE ON SALE/ENCUMBRANCE; CHANGE OF CONTROL ...................................... 98 12.1 PROPERTY TRANSFERS. .......................................................................................... 98 12.2 EQUITY TRANSFERS. ................................................................................................ 98 12.3 NO DEFENSE TO PAYMENT .................................................................................... 99 12.4 NO ASSUMPTION OF LOAN ..................................................................................... 99 12.5 ONE-TIME PERMITTED PROPERTY TRANSFER .............................................. 99 ARTICLE 13 ADMINISTRATIVE AGENT; CO-LENDER PROVISIONS ......................................... 103 13.1 APPOINTMENT AND AUTHORIZATION. ........................................................... 103 13.2 WELLS FARGO AS LENDER .................................................................................. 104 13.3 LOAN DISBURSEMENTS. ........................................................................................ 105 13.4 DISTRIBUTION AND APPORTIONMENT OF PAYMENTS; DEFAULTING LENDERS ......................................................................................... 105 13.5 PRO RATA TREATMENT ........................................................................................ 107 13.6 SHARING OF PAYMENTS, ETC ............................................................................. 108 13.7 COLLATERAL MATTERS; PROTECTIVE ADVANCES ................................... 108 13.8 POST-FORECLOSURE PLANS ............................................................................... 109 13.9 APPROVALS OF LENDERS ..................................................................................... 110

TABLE OF CONTENTS (continued) Page -v- 13.10 NOTICE OF DEFAULTS ........................................................................................... 110 13.11 ADMINISTRATIVE AGENT’S RELIANCE, ETC................................................. 110 13.12 INDEMNIFICATION OF ADMINISTRATIVE AGENT ....................................... 111 13.13 LENDER CREDIT DECISION, ETC ....................................................................... 112 13.14 RESIGNATION OF ADMINISTRATIVE AGENT ................................................ 112 13.15 TITLED AGENTS ....................................................................................................... 113 13.16 NO SET-OFFS ............................................................................................................. 114 13.17 CERTAIN ERISA MATTERS ................................................................................... 114 13.18 ERRONEOUS PAYMENTS. ...................................................................................... 115 ARTICLE 14 MISCELLANEOUS PROVISIONS ................................................................................. 117 14.1 INDEMNITY ................................................................................................................ 117 14.2 FORM OF DOCUMENTS .......................................................................................... 118 14.3 NO THIRD PARTIES BENEFITED ......................................................................... 118 14.4 NOTICES ..................................................................................................................... 118 14.5 ATTORNEY-IN-FACT ............................................................................................... 118 14.6 ACTIONS ..................................................................................................................... 119 14.7 RIGHT OF CONTEST ............................................................................................... 119 14.8 RELATIONSHIP OF PARTIES ................................................................................ 120 14.9 DELAY OUTSIDE LENDER’S CONTROL ............................................................ 120 14.10 ATTORNEYS’ FEES AND EXPENSES; ENFORCEMENT ................................. 120 14.11 IMMEDIATELY AVAILABLE FUNDS; TIME FOR PAYMENT ....................... 120 14.12 AMENDMENTS AND WAIVERS ............................................................................ 120 14.13 SUCCESSORS AND ASSIGNS; PARTICIPATIONS ............................................. 123 14.14 INTENTIONALLY OMITTED ................................................................................. 127 14.15 ADMINISTRATIVE AGENT’S AGENTS ............................................................... 127 14.16 TAX SERVICE ............................................................................................................ 127 14.17 WAIVER OF RIGHT TO TRIAL BY JURY ........................................................... 127 14.18 SEVERABILITY ......................................................................................................... 127 14.19 TIME ............................................................................................................................. 128 14.20 HEADINGS .................................................................................................................. 128 14.21 GOVERNING LAW AND CONSENT TO JURISDICTION ................................. 128 14.22 ELECTRONIC DOCUMENT DELIVERIES .......................................................... 128 14.23 INCONSISTENCIES ................................................................................................... 129 14.24 ADVERTISING ........................................................................................................... 129 14.25 INTEGRATION; AMENDMENTS ........................................................................... 129 14.26 BORROWER’S LIABILITY ...................................................................................... 129 14.27 DISCRETION OF ADMINISTRATIVE AGENT AND LENDERS ...................... 129 14.28 NON-LIABILITY OF ADMINISTRATIVE AGENT AND LENDERS ................ 129 14.29 LIMITATION OF LIABILITY.................................................................................. 129 14.30 JOINT AND SEVERAL LIABILITY ........................................................................ 130 14.31 COUNTERPARTS ...................................................................................................... 130 14.32 ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS ................................................................................... 130 14.33 ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS .................. 130 14.34 CO-BORROWER PROVISIONS .............................................................................. 131 14.35 CONTRIBUTION AGREEMENT ............................................................................. 136

TABLE OF CONTENTS (continued) Page -vi- 14.36 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY ............. 137 14.37 COVENANTS OF OPERATING LESSEE ............................................................... 138

TABLE OF SCHEDULES AND EXHIBITS

SCHEDULE 1.1	–	PRO RATA SHARES
SCHEDULE 1.2	–	MANAGEMENT AGREEMENTS
SCHEDULE 6.3	–	ORGANIZATIONAL CHART
SCHEDULE 6.24	–	VEHICLES
SCHEDULE 6.26	–	LEASES
SCHEDULE 6.28	–	EMPLOYEE BENEFIT PLANS
SCHEDULE 6.29	–	MAJOR CONTRACTS
SCHEDULE 6.41	–	MATERIAL PROPERTY AGREEMENTS
SCHEDULE 8.1	–	ENVIRONMENTAL REPORT
SCHEDULE 9.21-A	–	DSCR COMPLIANCE CERTIFICATE
SCHEDULE 9.21-B	–	DEBT YIELD COMPLIANCE CERTIFICATE
EXHIBIT A-1	–	DESCRIPTION OF SIGNIA PROPERTY
EXHIBIT A-2	–	DESCRIPTION OF WALDORF HOTEL PROPERTY
EXHIBIT A-3	–	DESCRIPTION OF WALDORF GOLF PROPERTY
EXHIBIT B	–	DOCUMENTS
EXHIBIT C	–	ACCOUNTS
EXHIBIT D	–	INTENTIONALLY OMITTED
EXHIBIT E	–	FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT F	–	FORM OF NOTE
EXHIBIT G	–	DISBURSEMENT INSTRUCTION AGREEMENT
EXHIBIT H	–	TAX COMPLIANCE CERTIFICATES:
EXHIBIT H-1	–	FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOR FOREIGN LENDERS THAT ARE NOT PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)
EXHIBIT H-2	–	FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOR FOREIGN PARTICIPANTS THAT ARE NOT PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)
EXHIBIT H-3	–	FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOR FOREIGN PARTICIPANTS THAT ARE PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)
EXHIBIT H-4	–	FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOR FOREIGN LENDERS THAT ARE PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)

-vii-

LOAN AGREEMENT THIS LOAN AGREEMENT (as the same may be Modified from time to time, this “Agreement”) dated as of April 30, 2026, is made by and among G/B/H FOUR STAR, LLC, a Delaware limited liability company (“Signia Borrower”), G/B/H CONDO OWNER, LLC, a Delaware limited liability company (“Waldorf Hotel Borrower”), and G/B/H GOLF COURSE, LLC, a Delaware limited liability company (“Waldorf Golf Borrower”, and together with Waldorf Hotel Borrower and Signia Borrower, individually or collectively, as the context may suggest or require, “Borrower”), BONNET CREEK HILTON LESSEE LLC, a Delaware limited liability company (“Operating Lessee”), each of the financial institutions initially a signatory hereto together with their assignees under Section 14.13 (individually or collectively, as the context suggests or requires, “Lender” or “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as contractual representative of Lenders to the extent and in the manner provided in Article 13 (in such capacity, together with any successor Administrative Agent hereafter appointed pursuant to Section 13.14, the “Administrative Agent”), with WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (“Wells Fargo Securities”), as Sole Bookrunner (in such capacity, the “Bookrunner”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company, BofA Securities, Inc., and Truist Securities, Inc. as Joint Lead Arrangers (in such capacities, each an “Arranger” and collectively, the “Arrangers”) and PNC Capital Markets LLC, as Documentation Agent. R E C I T A L S A. Signia Borrower owns certain real property located at 14100 Bonnet Creek Resort Lane, Orlando, Florida 32821 and more particularly described in Exhibit A-1 hereto (inclusive of the Signia Improvements (as defined below), the “Signia Property”), with all appurtenances, fixtures and improvements now or hereinafter located thereon (collectively and including any of the same which is owned by Operating Lessee, the “Signia Improvements”), including, without limitation, a one thousand nine (1,009) room hotel commonly referred to as Signia by Hilton Bonnet Creek (the “Signia Hotel”). Signia Borrower is also the lessee under the Signia Ballroom Ground Lease (as defined below) and the lessor under the Waldorf Ballroom Ground Lease (as defined below). B. Waldorf Hotel Borrower owns certain real property located at 14200 Bonnet Creek Resort Lane, Orlando, Florida 32821 and more particularly described in Exhibit A-2 hereto (inclusive of the Waldorf Hotel Improvements (defined below), the “Waldorf Hotel Property”), with all appurtenances, fixtures and improvements now or hereinafter located thereon (collectively and including any of the same which is owned by Operating Lessee the “Waldorf Hotel Improvements”), including, without limitation, a five hundred two (502) room hotel commonly referred to as Waldorf Astoria Orlando (the “Waldorf Hotel”; each of the Signia Hotel and the Waldorf Hotel is sometimes referred to herein as a “Hotel”). Waldorf Hotel Borrower is also the lessee under the Waldorf Ballroom Ground Lease. C. Waldorf Golf Borrower owns certain real property located at 14224 Bonnet Creek Resort Lane, Orlando, Florida 32821 and more particularly described in Exhibit A-3 hereto (inclusive of the Waldorf Golf Improvements (defined below), the “Waldorf Golf Property”, and together with the Waldorf Hotel Property and the Signia Property, individually or collectively as the context may suggest or require, the “Property”), with all appurtenances, fixtures and improvements now or hereinafter located thereon (collectively and including any of the same which is owned by Operating Lessee the “Waldorf Golf Improvements”, and together with the Waldorf Hotel Improvements and the Signia Improvements, individually or collectively as the context may suggest or require, the “Improvements”), including, without limitation, an eighteen (18) hole golf

Page 2 course. The Waldorf Golf Property is commonly referred to the Waldorf Astoria Orlando Golf Course. Waldorf Golf Borrower is also the lessor under the Signia Ballroom Ground Lease. D. Borrower has requested a loan from Lenders, and Lenders have agreed to loan to Borrower the amount described herein on the terms and conditions set forth in this Agreement. NOW, THEREFORE, Borrower, Administrative Agent and Lenders agree as follows: ARTICLE 1 DEFINITIONS 1.1 DEFINED TERMS. The following capitalized terms used in this Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement are defined in such sections. “Account” means each of (a) each Manager-Controlled Account, (b) the Operating Account, (c) upon the establishment thereof pursuant to this Agreement, (i) the Excess Cash Flow Reserve Account, (ii) the FF&E Reserve Account, (iii) the Tax Reserve Account, and (iv) the Insurance Reserve Account, and (d) any other account established by any Borrower or Operating Lessee with Administrative Agent from time to time, and “Accounts” means each such Account, collectively. A list of all of the Accounts that have been opened or for which account numbers have been reserved as of the Effective Date hereof is set forth on Exhibit C attached hereto. “ADA” means the Americans with Disabilities Act of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. § 12101, et seq., as now or hereafter amended, modified, supplemented or replaced from time to time. “Adjusted NOI” means, for the trailing period of twelve (12) months ending on the applicable Determination Date, the amount by which: (a) Gross Operating Revenues for such period; exceeds (b) Adjusted Operating Expenses for such period. In the event of a dispute with respect to the determination of Adjusted NOI, Administrative Agent shall have the right to audit Adjusted NOI at Borrower’s expense or to determine Adjusted NOI in accordance with procedures reasonably determined by Administrative Agent. “Adjusted Operating Expenses” means, for any period of time, Gross Operating Expenses for such period, subject to the following adjustments: (a) with respect to the Signia Property, (i) base management fees shall be equal to the greater of: (A) the actual base management fees incurred under the Management Agreement for the Signia Property with respect to such period; and (B) an amount equal to three percent (3.0%) of Gross Operating Revenues for the Signia Property with respect such period; (ii) FF&E reserves shall be equal to the greater of (A) actual FF&E reserves provided for in the Management Agreement for the Signia Property with respect to such period; and (B) an amount equal to four percent (4.0%) of Gross Operating Revenues for the Signia Property with respect such period; and (iii) Adjusted Operating Expenses shall include all Incentive Management Fees due under the Management Agreement for the Signia Property unless and except to the extent that the Manager thereunder has expressly subordinated payment of such Incentive Management Fees to repayment of the Loan; and (b) with respect to the Waldorf Hotel and Golf Properties, (i) base management fees shall be equal to the greater of: (A) the actual base management fees incurred under the Management Agreement for the Waldorf Hotel and Golf Properties with respect to such period; and (B) an amount equal to three percent (3.0%) of Gross Operating Revenues for the Waldorf Hotel and Golf Properties with respect such period; (ii) FF&E reserves shall be equal to the greater of (A) actual FF&E reserves provided for in the Management

Page 3 Agreement for the Waldorf Hotel and Golf Properties with respect to such period; and (B) an amount equal to four percent (4.0%) of Gross Operating Revenues for the Waldorf Hotel and Golf Properties with respect such period; and (iii) Adjusted Operating Expenses shall include all Incentive Management Fees due under the Management Agreement for the Waldorf Hotel and Golf Properties unless and except to the extent that the Manager thereunder has expressly subordinated payment of such Incentive Management Fees to repayment of the Loan. “Administrative Agent” has the meaning given to such term in the preamble hereto. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by Administrative Agent. “Advance” means any disbursement of Loan proceeds, and “Advances” means each such Advance, collectively. “Affected Financial Institution” means any: (a) EEA Financial Institution; or (b) UK Financial Institution. “Affiliate” means, as to any Person, any other Person that is directly or indirectly Controlled by, Controls or is under common Control with such Person. In no event shall Administrative Agent, any Lender or any of their respective Affiliates be deemed to be an Affiliate of Borrower or any other Loan Party. “Agreement” has the meaning given to such term in the preamble hereto. “Allocable Amount” has the meaning given to such term in Section 14.35(b). “Allocable Share” has the meaning given to such term in Section 14.35(b). “Alternate Benchmark Rate Loan” means a portion of the Loan bearing interest at a rate based on any Benchmark Replacement. “Amortization Payment” and “Amortization Payments” have the meaning given to such terms in Section 2.13(c). “Annual Budget” means, individually or collectively as the context may suggest or require, each annual budget for the Property for the upcoming calendar year, including all projected Gross Operating Revenue, Gross Operating Expenses and capital expenditures and with the Property, provided that (i) such annual budget with respect to capital expenditures may be separate from the annual budget for Gross Operating Revenue and Gross Operating Expense, and (ii) the Property will be grouped between such budgets in the same manner as the same is grouped in the budgets for the calendar year 2026. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any member of the Borrowing Group from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

Page 4 “Anti-Terrorism Laws” means all laws, rules, and regulations of any jurisdiction applicable to any member of the Borrowing Group from time to time concerning or relating to terrorism or Sanctions, including, without limitation, the PATRIOT Act, the Trading with the Enemy Act, the International Emergency Economic Powers Act, or any regulations passed thereunder, including the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V) or any enabling legislation or executive order relating thereto or successor statute thereto. “AP Disbursement Account” means the account of Operating Lessee referenced as the “AP Disbursement Account” on Exhibit C attached hereto that is controlled by Manager and into which funds on deposit in the Property Accounts will be transferred from time to time for payments of operating expenses with respect to the Property. “Applicable Law” and “Applicable Laws” means, collectively, all international, foreign, federal, state and local laws, statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, authorizations and Permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law, including all orders and decrees of all courts, tribunals and arbitrators applicable to a Loan Party and/or the Property or any portion thereof, Administrative Agent or a Lender, as the context requires, including applicable securities laws and all zoning ordinances, building, environmental and land use requirements and Permits, all occupational safety and health laws, rules and regulations and the ADA. “Applicable Margin” means two and one-quarter of one percent (2.25%) per annum. “Appraisal” means a written appraisal of the Property ordered by Administrative Agent and prepared by an independent MAI appraiser reasonably acceptable to Administrative Agent in compliance with all applicable regulatory requirements, including the Financial Institutions Recovery, Reform and Enforcement Act of 1989, as amended from time to time, which appraisal shall be subject to Administrative Agent’s customary independent appraisal requirements and assumptions, and shall be subject to review and adjustment consistent with Administrative Agent’s standard practices. “Approval Party” means any Person granted approval or consent rights under a Material Property Agreement with respect to any specific, material undertaking or action proposed to be taken pursuant to such Material Property Agreement by or on behalf of the applicable Borrower and/or Operating Lessee (as applicable) which is a party thereto. “Approved Annual Budget” has the meaning given to such term in Section 10.4. “Approved FF&E Budget” has the meaning given to such term in Section 10.4. “Approved Fund” means any Fund that is administered or managed by: (a) a Lender; (b) an Affiliate of a Lender; or (c) an entity or an Affiliate of any entity that administers or manages a Lender. “Arranger” has the meaning given to such term in the preamble hereto. “Assignment and Assumption Agreement” means an Assignment and Assumption Agreement among a Lender, an Assignee (as defined in Exhibit E) and Administrative Agent, substantially in the form of Exhibit E.

Page 5 “Assignment of Interest Rate Protection Agreement” means, individually or collectively as the context may suggest or require, any and each Assignment of Interest Rate Protection Agreement by Borrower to Administrative Agent, for the benefit of Lenders, together with an acknowledgment executed by the applicable Counterparty of the assignment effected thereby (which acknowledgment must include such Counterparty’s agreement to pay directly into an account reasonably acceptable to Administrative Agent all sums payable by such Counterparty pursuant to the applicable Swap Agreement at Administrative Agent’s request), each in form and substance reasonably acceptable to Administrative Agent and otherwise in compliance with all terms and provisions of this Agreement in respect thereof, as the same may be Modified from time to time. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.8(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule; and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the Bankruptcy Reform Act of 1978 (11 USC § 101-1330), as now or hereafter amended or recodified. “Bankruptcy Proceeding” or “Bankruptcy Proceedings” means any proceeding, action, petition or filing under any Debtor Relief Law. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus one-half of one percent (0.50%) and (c) Term SOFR for a one-month tenor in effect on such day plus one percent (1%); each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Term SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than the Floor. “Basel” means the Bank for International Settlement’s Basel Committee on Banking Supervision, and any successor or similar authority. “Basel Accord” means the various recommendations for capital and liquidity standards issued by Basel, including, without limitation, Basel III, as superseded, amended, modified and supplemented and in effect from time to time or any replacement thereof.

Page 6 “Basel III” means, collectively, (a) the press release entitled “Final elements of the reforms to raise the quality of regulatory capital issued by the Basel Committee” issued on January 13, 2011 by Basel and (b) all requests, rules, regulations, guidelines, interpretations, directions, and directives promulgated by the Bank for International Settlements, Basel, or the United States or foreign regulatory authorities or other Governmental Authority now or hereafter authorized or directed by Basel to promulgate the same, in each case pursuant to Basel III or otherwise pursuant to the Basel Accord. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.8(c)(i). “Benchmark Portion” means the principal balance of the Loan that is subject to a Calculated Interest Rate. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar- denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

Page 7 For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any): (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.8(c); and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.8(c).

Page 8 “Beneficial Ownership Certification” means a certification regarding beneficial ownership as then- required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” has the meaning given to such term in Section 14.33. “Bookrunner” has the meaning given to such term in the preamble hereto. “Borrower” has the meaning given to such term in the preamble hereto. “Borrowing Group” means, collectively: (a) each Loan Party (b) each Affiliate of each Loan Party; and (c) each officer or director of each Loan Party. “Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed. “Calculated Interest Rate” means the rate of interest, per annum, equal to the sum of: (a) Applicable Margin; plus (b) Term SOFR. “Cash Collateral” means cash deposited into any Cash Collateral Account pursuant to this Agreement or any other Loan Document, in which Administrative Agent, for the ratable benefit of Lenders, shall have a first-priority, perfected and continuing security interest and all proceeds thereof as Collateral. “Cash Collateral Account” means any deposit account established and maintained by or on behalf of Borrower with Administrative Agent for the deposit of Cash Collateral pursuant to the terms and conditions of this Agreement or, as applicable, any other Loan Document, each of which deposit accounts shall be under the exclusive control and dominion of Administrative Agent. “Cash Sweep Period” means the period of time commencing with a Trigger Event and terminating upon the occurrence of the applicable Cash Sweep Termination Event. “Cash Sweep Termination Event” has the meaning given to such term in Section 9.21(a). “CEA Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Certificate of Division” means a certificate, registration statement or any other document required to be filed with any applicable governmental authority in order to legally effectuate a LLC Division (including, without limitation, a certificate of division as described in Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time), or a LP Division (including, without limitation, a certificate of division as described in Section 17-220 of the Delaware Revised Uniform Limited Partnership Act, as amended from time to time. “CFTC” means the Commodity and Futures Trading Commission, and any successor thereto. “CFTC Regulations” means any and all regulations, rules, directives, or orders now or hereafter promulgated or issued by CFTC relating to Swap Agreements. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule,

Page 9 regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary: (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in implementation thereof; and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted, implemented or issued. “Change of Control” shall mean: (a) Park Hotels shall cease to directly or indirectly, (i) own at least fifty and one tenths percent (50.1%) of the outstanding Equity Interests of Guarantor or (ii) Control Guarantor; or (b) Guarantor shall cease to directly or indirectly, (i) own at least fifty and one tenths percent (50.1%) of the outstanding Equity Interests of each Borrower and Operating Lessee or (ii) Control each Borrower and Operating Lessee. “Chattel Paper” has the meaning given to such term in the given to such term in the Uniform Commercial Code. “Civil Asset Forfeiture Reform Act” means the Civil Asset Forfeiture Reform Act of 2000 (18 U.S.C. Sections 983 et seq.), as amended from time to time, and any successor thereto. “Collateral” means, collectively, the Property, the Accounts and any personal property or other collateral with respect to which a Lien or security interest was granted, or will be granted, to Administrative Agent, for the benefit of Lenders, pursuant to the Loan Documents, all of which, collectively, shall constitute collateral for the Obligations. “Commitment” means, as to each Lender, such Lender’s obligation to make Advances pursuant to Section 3.3 and Section 13.3, in an amount up to, but not exceeding the amount set forth for such Lender on Schedule 1.1 attached hereto as such Lender’s Commitment or as set forth in the applicable Assignment and Assumption Agreement, as the same may be reduced by the amount of each Advance made by such Lender from time to time or as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 14.13, and “Commitments” means each such Commitment, collectively. “Commitment Amount” means the stated principal amount of the Loan (including any unfunded portion of the Loan), reduced by any Advances made to Borrower. For the avoidance of doubt, if the Initial Advance is less than Seven Hundred Million and No/100 Dollars ($700,000,000.00), any Commitments in respect of amounts not included in such Initial Advance (i.e., any difference between Seven Hundred Million and No/100 Dollars ($700,000,000.00) and the amount of such Initial Advance) shall be deemed to have terminated and in no event shall Borrower thereafter be entitled to request and/or receive any Advance with respect thereto. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute. “Concentration Account” means the account of Operating Lessee referenced as the “Concentration Account” on Exhibit C attached hereto that is controlled by Manager and (i) into which funds on deposit in

Page 10 the Property Accounts will be transferred from time to time, and (ii) from which (A) funds on deposit therein will be transferred to the Property Accounts and Investment Account from time to time, and (B) Owner’s Remittance shall be distributed by Manager to the Operating Account from time to time. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.9 and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consumer Price Index” shall mean the Consumer Price Index as published by the United States Department of Labor, Bureau of Labor Statistics or any substitute index hereafter adopted by the Department of Labor. “Contracts” means, collectively, all contracts, agreements, warranties and guaranties relating to or governing the use, occupancy, operation, management, repair and service of any Property, including Modifications to any of the foregoing in accordance with the terms and provisions of this Agreement. “Control” or “control” means (including with respect to its correlative terms, “controlling,” “controlled by” and “under common control with”) as applied to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other beneficial interest, by agreement, or otherwise. “Controlled Substances Act” means the Controlled Substances Act (21 U.S.C. Sections 801 et seq.), as amended from time to time, and any successor statute. “Counterparty” means each Person that is a counterparty to, or issuer of, any Swap Agreement (other than a Loan Party or an Affiliate of a Loan Party), including, as may be applicable at any time, any Lender Counterparty. “Covered Entity” has the meaning given to such term in Section 14.33. “Debt Service” means, on the applicable Determination Date, an amount equal to the greater of: (a) the Principal Indebtedness as of such Determination Date; multiplied by the greater of: (i) eight percent (8.00%); and (ii) the debt service constant calculated using principal amortization based on a thirty (30) year amortization schedule with respect to the Principal Indebtedness and an interest rate factor equal to the then prevailing rate on ten (10) Year U.S. Treasury Note, plus the Applicable Margin; and (b) (i) the Principal Indebtedness as of such Determination Date multiplied by the Effective Rate as of the date of

Page 11 such Determination Date, plus (ii) the Amortization Payments, if any, for the trailing twelve (12) month period immediately prior to such Determination Date; provided, that, if the Loan is subject to a Qualified Swap Agreement in the form of an interest rate swap or if the Loan is subject to a Qualified Swap Agreement in the form of an interest rate cap and the strike rate of such interest rate cap is less than the then-current Benchmark, then the Benchmark component of the Effective Rate shall be adjusted as follows: (i) if the Loan is subject to a Qualified Swap Agreement in the form of an interest rate swap, the Benchmark shall be equal to the fixed swapped rate identified in such Qualified Swap Agreement and (ii) if the Loan is subject to a Qualified Swap Agreement in the form of an interest rate cap and the Benchmark is higher than the strike rate identified in such Qualified Swap Agreement, the Benchmark shall be equal to the strike rate identified in such Qualified Swap Agreement. “Debt Service Coverage Ratio” means, as of the applicable Determination Date, the ratio of: (a) Adjusted NOI; to (b) Debt Service on such Determination Date, in each case as determined by Administrative Agent and subject to reasonable review, adjustment and approval consistent with Administrative Agent’s standard practices. “Debt Yield” means, as of the applicable Determination Date, the ratio of: (a) Adjusted NOI; to (b) the Principal Indebtedness on such Determination Date, in each case as reasonably determined by Administrative Agent and subject to reasonable review, adjustment and approval consistent with Administrative Agent’s standard practices. “Debt Yield Compliance Certificate” has the meaning given to such term in Section 10.1(b). “Debtor Relief Law” means any federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or any similar law affecting the rights of creditors, including the Bankruptcy Code. “Default” has the meaning given to such term in Section 11.1. “Default Rate” means the rate of interest per annum equal to the applicable Effective Rate, plus three hundred basis points (3%). “Default Right” has the meaning given to such term in Section 14.33. “Defaulting Lender” means any Lender that, at any time, shall: (a) fail or refuse to perform any of its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of two (2) Business Days after receipt of notice from Administrative Agent; (b) notify Borrower, Administrative Agent or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund its Pro Rata Share of the Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied); (c) have failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower); (d) (i) become or be insolvent or have a parent company that has

Page 12 become or is insolvent; and/or (ii) become the subject of a proceeding under any Debtor Relief Law, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; and/or (e) become the subject of a Bail-in Action; provided, however, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (e) of this definition shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Borrower and any such Defaulting Lender. “Deposit Date” means the date, during the existence of a Default and/or a Cash Sweep Period, that is the fifth (5th) Business Day of each calendar month. “Determination Date” means the last day of each calendar quarter. “Disbursement Instruction Agreement” means, as the context may dictate or require, (i) that certain Disbursement Instruction Agreement, dated the Effective Date, by Borrower in favor of Administrative Agent as the same may be Modified from time to time, or (ii) any other Disbursement Instruction Agreement executed by Borrower (or a Successor Borrower) in favor of Administrative Agent, which shall be in the form of Exhibit G or on Administrative Agent’s then current form from time to time. “Disqualified Person” means, with respect to any Person, if such Person (or any Person which Controls such Person) is, as of any applicable date of determination, (a) a Sanctioned Person, (b) a Person having a Prior Negative Relationship, (c) a Person (x) that has filed or been the subject of any voluntary or involuntary bankruptcy, reorganization or insolvency proceedings or (y) that has filed or consented to the filing of any voluntary or involuntary bankruptcy or insolvency proceedings with respect to any entity which is Controlled by such Person, (d) a Person with a reputation in the marketplace for unethical behavior, as reasonably determined by Administrative Agent, (e) a Person that has been convicted of a crime of financial misconduct, or (f) a Person that has been found guilty or liable, as applicable, in any civil action asserting bad faith or other misconduct or fraud by such Person, respectively and as applicable. For the purposes of this definition of “Disqualified Person” any Person that is Controlled by a Disqualified Person, or with respect to whom a Disqualified Person owns, directly or indirectly, fifty percent (50%) or more of the beneficial ownership interests, shall be deemed to be a Disqualified Person. “Divided LLC” means any LLC that has been formed upon the consummation of a LLC Division. “Divided LP” means any LP which has been formed upon the consummation of a LP Division. “Dollars” and “$” means the lawful money of the United States of America. “DSCR Compliance Certificate” has the meaning given to such term in Section 10.1(b)(iv). “EEA Financial Institution” means: (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority; (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition; or (c) any financial institution established in an EEA Member Country that is a subsidiary of an

Page 13 institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date of this Agreement. “Effective Date Loan Documents” has the meaning given to such term in Exhibit B. “Effective Rate” has the meaning given to such term in Section 2.6(e). “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 14.13(b)(iii) and Section 14.13(b)(v) (subject to such consents, if any, as may be required under Section 14.13(b)(iii)). “Employee Benefit Plan” means: (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Loan Party or any ERISA Affiliate; or (b) any Pension Plan or Multiemployer Plan that has at any time within the preceding five (5) years been maintained, funded or administered for the employees of any Loan Party or any current or former ERISA Affiliate. “Environmental Report” has the meaning given to such term in Section 8.1. “Equipment” shall have the meaning ascribed to such term in the Uniform Commercial Code. “Equity Interests” means, with respect to any Person, (a) shares of capital stock of (or other ownership or profit interests in) such Person, (b) warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, (c) securities (other than indebtedness) convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and (d) all other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or non- voting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means any Person that, for purposes of Title IV of ERISA, is a member of any Loan Party’s controlled group, under common control with any Loan Party within the meaning of Section 414 of the Code. “ERISA Event” means with respect to any Loan Party: (a) any “reportable event” as defined in Section 4043 of ERISA with respect to a Pension Plan (other than an event for which the thirty (30) day notice period is waived); (b) the withdrawal of any Loan Party or an ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under

Page 14 Section 4062(e) of ERISA; (c) the incurrence by any Loan Party or ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan (including under Section 4062(e) of ERISA) or the receipt by any Loan Party or ERISA Affiliate of any notice concerning the imposition of withdrawal liability; (d) the incurrence by any Loan Party or ERISA Affiliate of any liability to PBGC under Title IV of ERISA, other than premium payments in the ordinary course; (e) the institution of, or the receipt by any Loan Party or ERISA Affiliate of notice from the PBGC concerning the institution of, proceedings to terminate or appoint a trustee to administer a Pension Plan or Multiemployer Plan; (f) the failure by any Loan Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Pension Plan; (g) the failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Internal Revenue Code or Section 302 of ERISA) or the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (h) any event or condition that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (i) a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA), or in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (j) the imposition of any Lien in favor of the PBGC under Title IV of ERISA; or (k) with respect to any Employee Benefit Plan that is a retiree welfare benefit arrangement, the “benefit obligation” of all such Employee Benefit Plans exceeds the “fair market value of plan assets” for such Employee Benefit Plans as determined in accordance with FASB ASC 715. “Erroneous Payment” has the meaning given to such term in Section 13.18(a). “Erroneous Payment Deficiency Assignment” has the meaning given to such term in Section 13.18(d). “Erroneous Payment Return Deficiency” has the meaning given to such term in Section 13.18(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Excess Cash Flow” means, for each calendar month, the amount by which: (a) the Owner’s Remittance for such month exceeds (b) the sum of: (i) debt service payments and reserve deposits required pursuant to the terms of the Loan Documents; and (ii) to the extent not already paid by Manager, (A) Permitted Operating Expenses and (B) any extraordinary operating expense or extraordinary capital expenditure with respect to the Property for such month that is not set forth in the Annual Budget (or, if applicable, Approved Annual Budget), but has been approved in writing by Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed). “Excess Cash Flow Certificate” has the meaning given to such term in Section 9.21(a). “Excess Cash Flow Reserve Account” means a blocked account of Operating Lessee that shall be established with (and thereafter controlled by) Administrative Agent upon the occurrence of a Cash Sweep Period and, after such establishment of the same, into which any Excess Cash Flow shall be deposited from the Operating Account during the continuance of any Cash Sweep Period pursuant to Section 9.21. “Exchange Act” means the Securities Exchange Act of 1934 (15 U.S.C. § 77 et seq.). “Excluded CEA Swap Obligation” means, with respect to any Guarantor, any CEA Swap Obligation if, and only to the extent that, all or a portion of the Guaranty (or any other guarantee) of such

Page 15 Guarantor of, or the grant by such Guarantor of a security interest to secure, such CEA Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such CEA Swap Obligation. If a CEA Swap Obligation arises under a master agreement governing more than one swap, such exclusion will apply only to the portion of such CEA Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case: (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof); or (ii) that are Other Connection Taxes; (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which: (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 2.12(b)); or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office; (c) Taxes attributable to such Recipient’s failure to comply with Section 2.11(g); and (d) any United States federal withholding Taxes imposed under FATCA. “Extended Maturity Date” means, the First Extended Maturity Date or the Second Extended Maturity Date, as applicable. “Extension Fee” means, as of any date of determination, a non-refundable extension fee in the amount of fifteen hundredths of one percent (0.15%) of the Principal Indebtedness. “Facility Obligations” means, collectively, the Indebtedness and the due and punctual performance by Borrower and Operating Lessee of all of their other respective obligations, covenants and duties under or pursuant to the Loan Documents. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any applicable intergovernmental agreement with respect thereto entered into with the United States. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three (3) Federal Funds brokers of recognized standing selected by Administrative Agent; provided, however, that if the Federal Funds Rate determined as provided above would be less than zero percent (0.00%), then the Federal Funds Rate for such period shall be deemed to be zero percent (0.00%).

Page 16 “Fee Letter” means each Fee Letter dated as of the Effective Date between Borrower and the applicable Lender (or Affiliate of such Lender), as the same may hereafter be Modified from time to time, and “Fee Letters” means each such Fee Letter, collectively. “FF&E” means all furnishings, furniture, fixtures, machinery, apparatus, equipment, fittings, appliances, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, china, glassware, linens, flatware, uniforms, utensils and other items of a similar nature, linens, pillows, blankets, glassware, silverware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, computers, monitors, printers, other computer equipment, wireless internet equipment, in-room internet equipment, fiber optic or other internet cable, audio visual equipment, speakers, sound systems, entertainment systems, “disc jockey” systems, projectors, fitness equipment, free weights, treadmills, stationary bicycles, “stairmasters,” weight machines, spa equipment, massage tables, beauty treatment supplies, hair styling equipment, saloon equipment, sun beds, medical equipment, automobiles, tractors, trailers, golf carts, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning-waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), building supplies and materials (including carpet and wallpaper), chattels, goods, consumer goods, inventory, other customary hotel equipment, warranties, chattel paper, documents, accounts, general intangibles, trade names, trademarks, servicemarks, logos (including any names or symbols by which any Property is known) and goodwill related thereto, and all other articles of personal property of every kind and nature whatsoever, tangible or intangible, now, heretofore or hereafter arising out of or related to the ownership of any Property, or acquired with proceeds of the Loan, or located in, on or about any Property, or used or intended to be used with or in connection with the construction, use, operation or enjoyment of any Property, in each case excluding any personal property owned by the tenants, patrons or guests of each Property; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing. “FF&E Budget” means the portion of the Annual Budget with respect to the applicable Property which details FF&E expenditures to be made with respect to such Property. “FF&E Reserve Account” means (i) the account of Borrower referenced as the “FF&E Reserve Account” on Exhibit C attached hereto, which will be maintained with Administrative Agent, will be under the control of Borrower upon the establishment thereof prior to the Initial Advance Disbursement Date, and into which reserves for the costs of FF&E shall be deposited with respect to the Property in accordance with Section 9.23, or (ii) if, pursuant to Section 9.23, Borrower is required to maintain an account(s) into which reserves for the costs of FF&E shall be deposited with respect to the Property that is controlled by Administrative Agent in replacement of the account referenced in the foregoing clause (i), such account(s). “First Extended Maturity Date” means April 30, 2030. “Flood Insurance Laws” means, collectively: (a) the National Flood Insurance Act of 1968; (b) the Flood Disaster Protection Act of 1973; (c) the National Flood Insurance Reform Act of 1994; (d) the Flood Insurance Reform Act of 2004; and (e) the Biggert-Waters Flood Insurance Reform Act of 2012, as each of the foregoing is now or hereafter in effect and any successor statute to any of the foregoing.

Page 17 “Floor” means a rate of interest equal to zero percent (0%). “Foreign Lender” means: (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person; and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “GAAP” means (i) generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, as interpreted by the Uniform System of Accounts, or (ii) such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, in either such case, consistently applied. “General Intangibles” has the meaning given to such term in the Uniform Commercial Code. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Gross Operating Expenses” means, collectively with respect to each Property for any period, the sum of all costs and expenses of operating, maintaining, directing, managing and supervising such Property computed on an accrual basis (excluding: (a) depreciation, amortization or any other similar expense of a non-cash nature; (b) any debt service; (c) any capital expenditures in connection with such Property that are required to be capitalized under GAAP; (d) income or similar taxes; (e) the costs of any other things required by Administrative Agent or the Loan Documents to be done or provided at Borrower’s, Operating Lessee’s or Manager’s sole expense; (f) nonrecurring extraordinary costs and expenses; and (g) any amounts paid from Borrower to Operating Lessee under the Operating Lease (and vice versa)) incurred by Borrower, Operating Lessee or Manager (as to Manager, pursuant to the Management Agreement), that are properly attributable to the period under consideration under Borrower’s system of accounting, including, without limitation, the following: (i) salaries and wages of personnel of such Property, including costs of payroll taxes and employee benefits; (ii) the cost of all other goods and services obtained by Borrower, Operating Lessee or Manager in connection with its operation of such Property and all services performed by third parties, including leasing expenses in connection with equipment used in the operation of such Property; (iii) the cost of repairs to and maintenance of such Property other than of a capital nature as determined in accordance with GAAP; (iv) insurance premiums for property insurance, general liability insurance, workers’ compensation insurance or insurance required by similar employee benefits acts and such business interruption or other insurance as may be provided for protection against claims, liabilities and losses arising from the operation of such Property and losses incurred on any self-insured risks of the foregoing types; provided that, Borrower, Operating Lessee and/or Manager have specifically approved in advance such self-insurance or insurance is unavailable to cover such risks; (v) all real estate and personal property Taxes, assessments, water rates or sewer rents, now hereafter levied or assessed or imposed against such Property or part thereof and other charges (other than federal, state or local income taxes and franchise taxes or the equivalent) payable by or assessed against Borrower, Operating Lessee or Manager with respect

Page 18 to the operation of such Property; (vi) the allocated amount of legal fees and fees of any firm of independent certified public accounts designated from time to time only to the extent related to the operation of such Property; (vii) the costs and expenses of technical consultants and specialized operational experts for specialized services in connection with non-recurring work on operational, legal, functional, decorating, design or construction problems and activities; (viii) the allocated amount of all expenses for advertising such Property and all expenses of sales promotion and public relations activities or any other similar expense of a non-cash nature; (ix) any accounting services or other group benefits, programs or services from time to time made available to such Property; (x) the cost associated with any retail leases or operating leases; (xi) any management fees or other fees and reimbursables paid or payable to Manager under the related Management Agreement; and (xii) all costs and expenses of owning, maintaining, conducting and supervising the operation of such Property to the extent such costs and expenses are not otherwise included in this definition. “Gross Operating Revenues” means, collectively with respect to each Property for any period, without duplication, all income and proceeds (whether in cash or on credit, and computed on an accrual basis) received by Operating Lessee, any Borrower or Manager (on behalf of Operating Lessee or any Borrower) for the use, occupancy or enjoyment of such Property, or any part thereof, or received by Operating Lessee, any Borrower or Manager (on behalf of Operating Lessee or any Borrower) for the sale of any goods, services or other items sold on or provided from such Property in the ordinary course of such Property’s operation, during such period including: (a) all income and proceeds received from any Lease; (b) all income and proceeds from business interruption, rental interruption and use and occupancy insurance with respect to the operation of such Property (after deducting therefrom all necessary costs and expenses incurred in the adjustment or collection thereof); (c) all awards for temporary use (after deducting therefrom all costs incurred in the adjustment or collection thereof and in restoration of such Property); (d) all income and proceeds from judgments, settlements and other resolutions of disputes with respect to matters that would be includable in this definition of “Gross Operating Revenues” if received in the ordinary course of such Property’s operation (after deducting therefrom all necessary costs and expenses incurred in the adjustment or collection thereof); and (e) interest on credit accounts, rent concessions or credits, and other required pass-throughs; but excluding: (i) gross receipts received by lessees, licensees or concessionaires of such Property; (ii) income and proceeds from the sale or other disposition of goods, capital assets and other items not in the ordinary course of such Property’s operation; (iii) federal, state and municipal excise, sales and use taxes collected directly from tenants of such Property as a part of or based on the sales price of any goods, services or other items, such as gross receipts, admission, or equivalent taxes; (iv) awards (except to the extent provided in clause (d)); (v) refunds of amounts not included in Gross Operating Expenses at any time; (vi) gratuities collected by employees at such Property; (vii) the proceeds of any financing; (viii) other income or proceeds resulting other than from the use or occupancy of such Property, or any part thereof, or other than from the sale of goods, services or other items sold on or provided from such Property in the ordinary course of business; (ix) any credits or refunds made to tenants in the form of allowances or adjustments to previously recorded revenues; and (x) any amounts paid from Operating Lessee to Borrower under the Operating Lease (and vice versa). “Ground Lease” means each of the Signia Ballroom Ground Lease and the Waldorf Ballroom Ground Lease, and “Ground Leases” means each such Ground Lease, collectively. “Group Bookings Pace Report” means, with respect to each Hotel, the property-level worksheet generated daily that tracks the number of group room nights, average rate charged per room night, and total expected revenues that have been booked by such Hotel for each month of the current year and the next succeeding two (2) years, with (i) the current pace of the bookings compared with the budgeted targets for each month of the current year and with the pace of bookings for the prior year on the same month at the beginning of the comparable period, and (ii) for the months that have already passed, actual performance figures compared to budget targets and the actual figures for the same month of the prior year.

Page 19 “Guarantor” means Park Intermediate Holdings LLC, a Delaware limited liability company. “Guaranty” means, the Limited Guaranty dated as of the Effective Date, executed and delivered by Guarantor in favor of Administrative Agent, for the benefit of Lenders, as the same may be Modified from time to time. “Hazardous Materials” has the meaning given to such term in Section 8.1(a). “Hazardous Materials Claims” has the meaning given to such term in Section 8.1(c). “Hazardous Materials Laws” has the meaning given to such term in Section 8.1(b). “Improvements” has the meaning given to such term in the Recitals. “Incentive Management Fees” means all incentive management fees payable to Manager under the Management Agreement. “Indebtedness” means, collectively, the Principal Indebtedness, together with interest thereon as provided in the Loan Documents, and all other fees, costs, expenses and other sums and amounts payable by Borrower or reimbursable by Borrower and/or Operating Lessee to Administrative Agent and/or Lenders hereunder or pursuant to any of the other Loan Documents, including, without limitation, (i) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the reasonable fees, charges and disbursements of counsel, and (ii) any such interest, costs and expenses that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, costs and expenses are allowed claims in such proceeding. “Indemnifiable Amounts” has the meaning given to such term in Section 13.12. “Indemnified Taxes” means: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower or any other Loan Party under any Loan Document; and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Indemnitees” means Administrative Agent, Lenders, and their respective parents, subsidiaries and other Affiliates, any holder of or Participant in the Loan and all directors, officers, employees, agents, successors and assigns of any of the foregoing. “Indemnity” means the Hazardous Materials Indemnity Agreement (Unsecured) dated as of the Effective Date, executed by Guarantor in favor of Administrative Agent, for its benefit and the benefit of Lenders, and any other indemnity now or hereafter executed in connection with the Loan, in each such case, as the same may be Modified from time to time. “Initial Advance” means the Advance to be made on the Initial Advance Disbursement Date in the aggregate amount specified by Borrower in its written notice delivered to Administrative Agent pursuant to Section 3.1(b)(i), which amount shall not be less than Six Hundred Fifty Million Dollars ($650,000,000) and shall not exceed Seven Hundred Million Dollars ($700,000,000). “Initial Advance Disbursement Date” has the meaning given to such term in Section 3.3. “Initial Advance Loan Documents” has the meaning given to such term in Exhibit B.

Page 20 “Insurance Reserve Account” means a blocked account for the applicable Property identified as the “Insurance Reserve Account” on Exhibit C attached hereto established with and controlled by Administrative Agent and into which reserves for the payment of insurance premiums for the insurance coverages required hereunder with respect to such Property shall be deposited in accordance with Section 9.25. “Interest Period” means a period commencing on the first (1st) Business Day of a calendar month and continuing to, but not including, the first (1st) Business Day of the next calendar month; provided, however, that no Interest Period shall extend beyond the Maturity Date. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Inventory” has the meaning given to such term in the Uniform Commercial Code, together with and including within the term “Inventory,” and items that would be entered on a balance sheet under the line items for “Inventory.” “Investment Account” means the account of Operating Lessee referenced as the “Investment Account” on Exhibit C attached hereto that is controlled by Manager and into which funds on deposit in the Concentration Account may, from time to time, be transferred for purposes of investing the same in accordance with the terms of the Management Agreement. “Investment Company Act” means the Investment Company Act of 1940, as amended. “Leases” means, collectively, any and all present and future all leases, subleases, license agreements, and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash, letter of credit or other security for payments and performance of the tenants’ obligations under the Leases, whether such security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rents coming due thereunder, and “Lease” shall mean each of such Leases, individually. Notwithstanding the foregoing, the term “Lease” shall not include (i) the Operating Lease, (ii) any Ground Lease, (iii) any nightly rentals of a guest suite, or (iv) any short-term rental of conference or event space. “Lender” and “Lenders” have the meanings given to such terms in the preamble hereto. “Lender Counterparty” has the meaning given to such term in the definition of Lender Swap Agreement Obligations. “Lender Swap Agreement” means any Swap Agreement with a Lender Counterparty. “Lender Swap Agreement Obligations” means all obligations of the Loan Parties under each Swap Agreement to which any Loan Party or any of its Affiliates or subsidiaries is a party and that (a) is with a Counterparty that is Administrative Agent or any of its Affiliates, (b) is in effect on the Effective Date with a Counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) is entered into after the Effective Date with any Counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into or becomes a Lender or an Affiliate of a Lender after it has entered into such agreement (and, with respect to clauses (b) and (c) above, only for so long as such Counterparty remains a Lender (or an Affiliate of a Lender) hereunder) (as may be applicable at any time, a “Lender Counterparty”) and so long as any such Counterparty (other than Administrative Agent or its Affiliates) executes and delivers a Secured Obligation Designation Notice to Administrative Agent, except that Lender Swap Agreement Obligations do not include, with respect to any Guarantor, Excluded CEA Swap Obligations of such Guarantor.

Page 21 “Lending Office” means, for each Lender, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption Agreement, or such other office of such Lender as such Lender may notify Administrative Agent in writing from time to time. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights-of-way, zoning restrictions and the like), lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement or document having similar effect (other than a financing statement filed by a “true” lessor pursuant to Section 9-505 (or a successor section) of the Uniform Commercial Code) naming the owner of the asset to which such Lien relates as debtor, under the Uniform Commercial Code or other comparable law of any jurisdiction. Without limiting the generality of the foregoing, with respect to the Security Instrument the term “Lien” also means and refers to the mortgagee title interest in favor of Administrative Agent, for the benefit of itself and the other Lenders, on account of Borrower’s granting of such Security Instrument in accordance with the laws of the state or commonwealth in which the Property is located, respectively and as applicable. “LLC” means any limited liability company formed under the laws of any state or commonwealth of the United States of America. “LLC Division” means the division or divisive merger of any LLC into multiple entities or multiple series of the same entity pursuant to any Applicable Law, including pursuant to Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time. “Loan” means the principal sum that Lenders agree to lend and Borrower agrees to borrow pursuant to the terms and conditions of this Agreement. “Loan Disbursement Deadline Date” means September 30, 2026, as the same may be extended, in Administrative Agent’s sole and absolute discretion, pursuant to Section 3.3. “Loan Documents” means, collectively, those documents, properly executed and in recordable form, if necessary, listed in Exhibit B as “Loan Documents,” as hereafter Modified from time to time, provided that, prior to the Initial Advance Disbursement Date, the “Loan Documents” shall consist of, and be defined as, only the Effective Date Loan Documents (as defined on Exhibit B), and from and after the Initial Advance Disbursement Date, the same shall consist of the Effective Date Loan Documents and such Initial Advance Loan Documents, and “Loan Document” means each of such Loan Documents, individually. “Loan Party” means each of Borrower, Operating Lessee, Guarantor, and any Affiliate of any of the foregoing Persons now or hereafter obligated under the Loan Documents, as applicable at any time, and “Loan Parties” means each Loan Party, collectively. “Losses” has the meaning given to such term in Section 8.4. “LP” means any limited partnership formed under the laws of any state or commonwealth of the United States of America.

Page 22 “LP Division” means the division or divisive merger of any LP into multiple entities or multiple series of the same entity pursuant to any Applicable Law, including, without limitation, pursuant to Section 17-220 of the Delaware Revised Uniform Limited Partnership Act, as amended from time to time. “Major Contract” means each contract listed on Schedule 6.29 and any other maintenance, service, construction, design, supply or other contract or agreement of any kind relating to the ownership, development, construction, leasing, management, use, operation, maintenance, repair or restoration of any Property or any portion thereof (other than Leases, the Operating Lease, each Management Agreement and each Ground Lease) which is entered into by a Borrower or Operating Lessee after the Effective Date under which Borrower or Operating Lessee would have the obligation to make total or annual payments in excess of Two Million Dollars ($2,000,000.00) or with a term that extends beyond one year (unless cancelable on thirty (30) days’ or less notice without the payment of termination fees, payments or penalties of any kind in excess of Twenty-Five Thousand Dollars ($25,000.00)), and “Major Contracts” means each such Major Contract, collectively. “Management Agreement” means each management agreement for a Property(ies) set forth on Schedule 1.2 entered into by Operating Lessee for such Property(ies), or any replacement management agreement therefor (the terms and conditions of which shall be subject to the prior written approval of Requisite Lenders, which approval shall be in Requisite Lenders’ sole and absolute discretion) entered into with respect to the management of the applicable Property(ies), in each case, as the same may hereafter be Modified from time to time, and “Management Agreements” means each such Management Agreement, collectively. “Management Agreement SNDA” means each of: (a) that certain Assignment, Subordination, Non- Disturbance and Attornment Agreement dated as of the Effective Date, by and among Waldorf Hotel Borrower, Waldorf Golf Borrower, Administrative Agent and Waldorf=Astoria Management LLC, a Delaware limited liability company; and (b) that certain Assignment, Subordination, Non-Disturbance and Attornment Agreement dated as of the Effective Date, by and among Signia Borrower, Administrative Agent and Hilton Management LLC, a Delaware limited liability company, in each case, as the same may hereafter be Modified from time to time. “Manager” means, with respect to a particular Management Agreement, the manager thereunder or any Person which replaces such manager with respect to the management of the applicable Property (which Person shall be subject to the prior written approval of Requisite Lenders, which approval shall be in Requisite Lenders’ sole and absolute discretion). “Manager-Controlled Account” means each of the following accounts, each of which is (or, as applicable, after the establishment thereof prior to the Initial Advance Disbursement Date, will be) maintained with a financial institution other than Administrative Agent and is (or, on such establishment therefor, will be) under the control of the Manager(s): (a) each Property Account, (b) the Concentration Account, (c) the AP Disbursement Account, and (d) the Investment Account, and “Manager-Controlled Accounts” shall mean each such Manager-Controlled Account, collectively. “Master Concentration Account” means, collectively, the accounts held by Park US Lessee Holdings Inc. and Park Intermediate Holdings LLC, which are controlled by such entities and into which funds from the Operating Account will be directly or indirectly transferred from time to time for payments of certain expenses related to each Property and the Loan. The Master Concentration Account is not an Account.

Page 23 “Material Action” means with respect to any Person, any action to consolidate or merge such Person with or into any Person, or sell all or substantially all of the assets of such Person, or to institute proceedings to have such Person be adjudicated bankrupt or insolvent, or consent to the institution of Bankruptcy Proceedings against such Person or file a petition seeking, or consent to, reorganization or relief with respect to such Person under any Debtor Relief Law, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or a substantial part of its property, or make any assignment for the benefit of creditors of such Person, or admit in writing such Person’s inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate such Person. “Material Adverse Effect” means a materially adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of any Loan Party, (b) the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of Lenders and Administrative Agent under any of the Loan Documents or (e) the timely payment of any Indebtedness. “Material Property Agreement” means each agreement listed on Schedule 6.41, and “Material Property Agreements” means each such Material Property Agreement, collectively. “Material Property Agreement Event” means, with respect to each Material Property Agreement, any event which (i) causes or could cause a termination of such Material Property Agreement, (ii) permits the counterparty to any such Material Property Agreement to exercise any right of first refusal, right of first offer or any other similar right thereunder, or (iii) could be reasonably expected to have a Material Adverse Effect; provided, however, any of the foregoing shall not be deemed a Material Property Agreement Event to the extent Administrative Agent’s prior written consent is obtained with respect thereto. “Material Property Agreement Requirements” means, with respect to each Material Property Agreement, any and all requirements, agreements, and covenants imposed upon any Borrower (or, if applicable, Operating Lessee) or that any Borrower (or, if applicable, Operating Lessee) is required to perform or cause to be performed pursuant to such Material Property Agreement, as applicable at any time. “Maturity Date” means the earlier of: (a) the Original Maturity Date, as the same may be extended to the Extended Maturity Date in accordance with the terms of Section 2.16; and (b) the date on which the Loan is accelerated after the occurrence, and during the continuance, of a Default. “Modifications” means, with respect to any instrument, document, or agreement (including any Loan Document), any amendments, supplements, modifications, renewals, restatements, replacements, consolidations, severances, substitutions and extensions thereof from time to time, provided that the same has been made in accordance with any applicable terms and provisions of this Agreement and any other applicable Loan Document. The terms “Modify” and “Modified” have meanings analogous with the foregoing. “Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate is then making or accruing an obligation to make contributions or has within the five plan years immediately preceding the Effective Date made or had an obligation to make contributions, including for these purposes any Person that ceased to be an ERISA Affiliate during such five year period. “Non-Pro Rata Advance” means an Advance or Protective Advance to which fewer than all Lenders have funded their respective Pro Rata Shares in breach of their obligations under this Agreement.

Page 24 “Note” means each Promissory Note made by Borrower and payable to the order of a Lender, or any note(s) which are issued in replacement of such Promissory Note from time to time pursuant to Section 14.13, as the same may hereafter be Modified from time to time, and “Notes” means each such Note, collectively (and collectively in the maximum principal amount of the Loan). “Obligations” means, collectively, (a) the Facility Obligations and (b) the Lender Swap Agreement Obligations, in each case, as applicable at any time and as the context may suggest, permit, or require. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control and any successor thereto. “Operating Account” means the account of Operating Lessee referenced as the “Operating Account” on Exhibit C attached hereto, which is maintained with Administrative Agent and into which will be deposited (i) the Owner’s Remittance from time to time, and (ii) and any other sums which are required to be so deposited by any Borrower or Operating Lessee pursuant to this Agreement. “Operating Lease” means the Operating Lease dated as of December 9, 2016, and effective as of January 3, 2017, between Borrower, as lessor, and Operating Lessee, as lessee, as amended by (i) the First Amendment to Lease Agreement dated as of January 1, 2019, (ii) the Second Amendment to Lease Agreement dated as of December 23, 2020, (iii) the Third Amendment to Lease Agreement dated as of January 1, 2022; (iv) the Fourth Amendment to Lease Agreement dated as of January 1, 2023; and (v) the Fifth Amendment to Lease Agreement dated as of January 1, 2026. “Operating Lessee” has the meaning given to such term in the preamble hereto. “Option to Extend” has the meaning given to such term in Section 2.16. “Organizational Chart” has the meaning given to such term in Section 6.3. “Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-United States jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity, in the case of each of (a), (b), and (c), as the same may be Modified from time to time. “Original Maturity Date” means April 30, 2029. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance,

Page 25 enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. “Owner’s Remittance” means any funds which, from time to time, are distributed to any Borrower or Operating Lessee from Manager pursuant to Section 4.04.3 of any Management Agreement, or from any Property Account or the Concentration Account (other than, for the avoidance of doubt, any transfer from a Property Account to the Concentration Account or vice versa). “PACE Loan” means any loans or indebtedness which are made or otherwise provided by any Governmental Authority and secured or repaid (directly or indirectly) by any taxes or assessments imposed upon the Collateral, including any property-assessed clean energy loans or similar indebtedness. PACE Loans are not permitted hereunder, and Liens securing PACE Loans are not Permitted Liens. “Park Credit Facility Document Release Condition” has the meaning given to such term in Section 3.1(b)(viii)(F). “Park Credit Facility Documents” means, collectively, that certain Second and Amended Credit Agreement, dated as of September 17, 2025, by and among Park Hotels, Guarantor, Wells Fargo, as administrative agent, and the financial institutions from time to time party thereto as lenders and agents as set forth therein, and all credit documents executed in connection therewith (including the guaranty agreement(s) and any other credit documents executed by Borrower and/or Successor Borrower in connection therewith), in each case, as amended, restated, supplemented or otherwise modified from time to time. “Park Hotels” means Park Hotel & Resorts Inc., a Delaware corporation. “Participant” has the meaning given to such term in Section 14.13(d). “Participant Register” has the meaning given to such term in Section 14.13(d). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as the same may be amended from time to time, and corresponding provisions of future laws. “Payment Date” has the meaning given to such term in Section 2.6(a). “Payment Recipient” has the meaning given to such term in Section 13.18(a). “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, that is subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code and that: (a) is maintained, funded or administered for the employees of any Loan Party or any ERISA Affiliate; (b) has at any time within the preceding five (5) years been maintained, funded or administered for the employees of

Page 26 any Loan Party or any current or former ERISA Affiliates; or (c) any Loan Party or any ERISA Affiliate has any liability (contingent or otherwise). “Performing Defaulting Pfandbrief Lender” means any Lender that: (a) is a Defaulting Lender solely by reason of clause (c) of the definition thereof and is performing its funding obligations under the Loan Documents; and (b) has added its interest in the Loan into the cover pool for German Pfandbrief issued by it. “Permits” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under any Applicable Law for the legal use, occupancy and operation of any Property, including all building permits, construction permits, occupancy permits and liquor licenses (as applicable), and “Permit” means each of such Permits, individually. “Permitted Affiliate Property Transfer” has the meaning given to such term in Section 12.5. “Permitted Equipment Leases” means leases of equipment and other personal property used in the operation of any Property, not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) in aggregate annual rental payments with respect to such Property. “Permitted Equity Transfer” means (i) any Transfer (including any issuance) of the publicly traded stock in Park Hotels, and (ii) any other Transfer, by one or more separate transactions, of direct and indirect ownership interests in a Restricted Party so long as each of the following conditions is satisfied in respect of such other Transfer: (a) such Transfer is not prohibited by the applicable Restricted Party’s Organizational Documents; (b) such Transfer will not result in a Change of Control; (c) such Transfer will not result in a breach of any Borrower’s and/or Operating Lessee’s covenants and agreements pursuant to Article 7; (d) the transferee with respect to such Transfer is not to a Disqualified Person; (e) if such Transfer would result in any Person owning ten percent (10%) or more of the direct or indirect equity interest in any Borrower(s) and/or Operating Lessee that did not, immediately prior to such Transfer, hold more than ten percent (10%) or more of the direct or indirect equity interest in such Borrower(s) and/or Operating Lessee, Administrative Agent shall have first received and approved (such approval not to be unreasonably withheld, conditioned or delayed) the following: (i) any and all documentation and other information requested by Administrative Agent and, as applicable, any Lender with respect to the proposed transferee and/or any owner of a direct or indirect equity interest therein in connection with applicable Anti-Terrorism Laws, Anti-Corruption Laws, and Anti-Money Laundering Laws; and (ii) to the extent requested by Administrative Agent or any Lender, an updated Beneficial Ownership Certification in relation to such Borrower(s) and Operating Lessee, completed after giving effect to such Transfer;

Page 27 (f) no Default then exists or would result after giving effect to such Transfer; and (g) Administrative Agent has been given at least ten (10) Business Days’ prior written notice of such Transfer setting forth with specificity the details of the proposed Transfer, together with such information as may be reasonably requested by Administrative Agent; provided, however, that in the case of any such Permitted Equity Transfer where, following such Transfer, any Person shall own twenty-five percent (25%), if a US Person, or ten percent (10%), if a non- US Person (or such lesser percentage then required pursuant to Applicable Law or Administrative Agent’s or any Lender’s internal compliance requirements), or more of the direct or indirect equity interests in a Loan Party, unless such Person already owned twenty-five percent (25%), if a US Person, or ten percent (10%), if a non-US Person (or such lesser percentage then required pursuant to Applicable Law or Administrative Agent’s or any Lender’s internal compliance requirements) or more of the direct or indirect equity interests in such Loan Party immediately prior to such Transfer, Borrower shall provide to Administrative Agent, at least thirty (30) days prior to such Transfer, such information on the transferee and the direct and indirect owners thereof as Administrative Agent or any Lender shall require in order to enable Administrative Agent and Lenders to complete customary background, credit, compliance and OFAC checks with respect to such Person, and it shall be a condition to the Transfer that such checks confirm that such Person is in compliance with Administrative Agent’s and each Lender’s internal and regulatory guidelines and “know your customer” rules. Additionally, all Transfers, including Permitted Equity Transfers, must comply with the PATRIOT Act and federal regulations issued with respect thereto in all respects. In addition, Borrower shall pay or reimburse Administrative Agent for all costs and expenses incurred by Administrative Agent and Lenders, including reasonable attorneys’ fees and expenses, incurred in connection with Administrative Agent’s and Lenders’ review and approval of any matter relating to any Transfer, including Permitted Equity Transfers. “Permitted Liens” means: (a) Liens (other than environmental Liens and any Lien imposed under ERISA) for Taxes or charges of any Governmental Authority Liens which are not yet due or delinquent; (b) any Applicable Laws affecting any Property; (c) Liens imposed by law (as opposed to being Liens voluntarily granted by Borrower or Operating Lessee), such as mechanics’ liens and other similar Liens, which are being contested pursuant to, and in accordance with, Section 14.7 and have not yet caused a Default under Section 11.1(e); (d) all matters shown on the Title Policy (or, prior to the Initial Advance, the Pro Forma Title Policy) as exceptions to Lenders’ coverage thereunder; (e) Liens with respect to Permitted Equipment Leases; (f) Liens created by the Loan Documents; (g) easements, rights-of-way and other similar non-monetary encumbrances entered into by any Borrower and/or Operating Lessee in the ordinary course of business, provided that the same could not be reasonably expected to have a Material Adverse Effect;

Page 28 (h) rights of tenants of each Property, as tenants only, pursuant to Leases disclosed to Administrative Agent prior to the Effective Date or entered into in accordance with the terms hereof after the Effective Date; and (i) any other Lien which has been approved in writing by Administrative Agent, in its sole discretion. “Permitted Operating Expenses” means the Gross Operating Expenses incurred by Borrower or Operating Lessee, to the extent such Gross Operating Expenses are set forth in the Annual Budget (or Approved Annual Budget, if applicable), or otherwise approved in writing by Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed). “Permitted Property Transfer” has the meaning given to such term in Section 12.1(b). “Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority. With respect to any Sanctioned Person, “Person” shall also include any group, sector, territory or country which is applicable to such Sanctioned Person. “Personal Property” means, collectively, the Accounts, the Chattel Paper, the Contracts, the Equipment, the General Intangibles, the Inventory, the FF&E (including any vehicle(s) used in the operation of any Property) and cash on hand at the Property, together with all books, records and files related to any of the foregoing, together with any and all other “Collateral” as defined and otherwise described in the Security Instrument, but excluding personal property owned by any Manager or hotel guests. “Plan Assets” means “plan assets” as defined by Section 3(42) of ERISA. “Plan of Division” means (a) with respect to a LLC, a plan of division adopted by such LLC as required by any applicable Governmental Authority in order to legally effectuate a LLC Division, including, without limitation, a plan of division as described in Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time, and (b) with respect to a LP, a plan of division adopted by such LP as required by any applicable Governmental Authority in order to legally effectuate a LP Division, including, without limitation, a plan of division as described in Section 17-220 of the Delaware Revised Uniform Limited Partnership Act, as amended from time to time. “Potential Default” means an event, circumstance or condition that would, with the giving of notice or the passage of time (or both) without cure of the same, constitute a Default. “Prepayment Fee” means, with respect to any prepayment of the Principal Indebtedness made on a date prior to the one year anniversary of the Initial Advance Disbursement Date, the amount obtained by dividing: (a) an amount equal to the product of: (i) the amount of the Principal Indebtedness being prepaid; multiplied by (ii) the Applicable Margin; with such product then being multiplied by (iii) the number of days in the period beginning on the date of the applicable prepayment and ending on the one year anniversary of the Initial Advance Disbursement Date; by (b) 360. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that

Page 29 the rate announced publicly by Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principal Indebtedness” means the principal balance of the Loan outstanding from time to time, including, for the avoidance of doubt, the outstanding principal amount of any Protective Advances. “Prior Negative Relationship” means, with respect to any Person, a prior or then current relationship involving: (a) any failure to pay and perform all of its material obligations and liabilities to Administrative Agent or any Lender in accordance with the respective terms thereof, (b) criminal charges against or criminal proceedings involving such Person or such Affiliate of a Person with respect to its dealings in any commercial loan transaction with Administrative Agent or any Lender, and (c) any litigation with respect to its dealings with Administrative Agent or any Lender that Administrative Agent determines is material. For the avoidance of doubt, neither Park Hotels nor an affiliate thereof shall be deemed to have a Prior Negative Relationship solely based upon any action, circumstance or other matter relating to the hotels formerly owned by affiliates of Park Hotels and commonly known as the Hilton San Francisco Union Square and Parc 55 in San Francisco, California and the mortgage financing relating thereto, including the enforcement actions taken by in connection therewith. “Proceeding” has the meaning given to such term in Section 9.6. “Prohibited Equity Transfer” has the meaning given to such term in Section 12.2. “Prohibited Property Transfer” has the meaning given to such term in Section 12.1. “Property” has the meaning given to such term in Recital C. “Property Account” means each account of Operating Lessee referenced as a “Property Account” on Exhibit C attached hereto, each of which is maintained at a financial institution other than Administrative Agent and is under the control of the applicable Manager and into which all revenues, income, sales proceeds, insurance proceeds, rents, refunds, reimbursements or other amounts or proceeds of any kind whatsoever which are generated by the related Property are, and shall continue to be, deposited, and “Property Accounts” means each such Property Account, collectively. “Pro Forma Title Policy” has the meaning given to such term in Section 3.1(a)(vi)(E). “Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage, of: (a) the amount of such Lender’s Commitment; to (b) the aggregate amount of the Commitments of all Lenders hereunder; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the Pro Rata Share of such Lender in effect immediately prior to such termination or reduction. “Protective Advance” means any advance or disbursement of funds made by Administrative Agent to protect the Collateral, during the continuance of a Default or Potential Default, subject to the provisions of Section 13.7(e). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning given to such term in Section 14.33. “QFC Credit Support” has the meaning given to such term in Section 14.33.

Page 30 “Qualified ECP” means, at any time, a Person with total assets exceeding $10,000,000.00 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Swap Agreement” means a Swap Agreement (including, without limitation, any (x) Lender Swap Agreement and (y) Required Interest Rate Protection Agreement required under Section 9.12) entered into (a) in the ordinary course of business to hedge or mitigate risks to which Borrower has actual exposure (other than those in respect of Equity Interests of Borrower) and that is not for speculative purposes, and (b) to effectively cap, collar, or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of Borrower permitted hereunder, which satisfies the following conditions precedent: (A) any such Swap Agreement must be: (i) with (x) a Lender Counterparty or (y) a Counterparty (other than a Lender Counterparty) reasonably acceptable to Administrative Agent in all respects; (ii) in form and substance reasonably satisfactory to Administrative Agent; (iii) under, and in compliance with, the Commodity Exchange Act and all applicable CFTC Regulations and other Applicable Laws; and (iv) subject to an Assignment of Interest Rate Protection Agreement as further provided herein; and (B) any Required Swap Guarantor of such Swap Agreement is a Qualified ECP; subject, however, to the following additional conditions: (1) in no event and under no circumstances will the obligations guaranteed by Guarantor under the Guaranty include any Excluded CEA Swap Obligations; (2) the obligations of Borrower under such Swap Agreement (other than any Lender Swap Agreement) must not be secured by or encumber any of the Property or other Collateral; (2) such Swap Agreement (other than any Lender Swap Agreement) must be: (x) non-recourse to the Property and the other Collateral and (y) subject and subordinate to the Loan and the other Indebtedness; (3) if such Swap Agreement is a Lender Swap Agreement, the obligations thereunder must be secured by the Property and the other Collateral subject to the provisions hereof; and (ii) all sums which may become due and payable to Borrower by the Counterparty under such Swap Agreement shall be payable, at Administrative Agent’s request, to Administrative Agent, for the ratable benefit of Lenders, and otherwise constitute Collateral. For the avoidance of doubt, the novation, assignment, replacement, restructuring or economic transfer of any Qualified Swap Agreement from Borrower to any holding company of Borrower, including through a buy/sell interest rate swaps or caps, back to back hedging agreements or other economically offsetting derivative structures, shall not constitute a termination, repayment, refinancing or prohibited assignment of such Qualified Swap Agreement, nor require the consent of Administrative Agent, so long as the foregoing conditions are satisfied. “Recipient” means: (a) Administrative Agent; and (b) any Lender, as applicable. “Register” has the meaning given to such term in Section 14.13(c). “Regulatory Change” means, with respect to any Lender, any change effective after the Effective Date in Applicable Law (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy. Notwithstanding anything herein to

Page 31 the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued. “Related Party” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, trustees, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Required Interest Rate Protection Agreement” has the meaning given to such term in Section 9.12(b). “Required Swap Guarantor” means any Person that may be required to serve as a credit support provider to Borrower in connection with any Required Interest Rate Protection Agreement (or, as may be applicable, any other or further Qualified Swap Agreement) to be obtained, pursuant to the terms and conditions of this Agreement, in accordance with all applicable eligibility, suitability, and other requirements under the Commodity Exchange Act and all CFTC regulations. “Requisite Lenders” means, as of any date, Lenders (that must include the Lender then acting as Administrative Agent) having at least sixty-six and two-thirds percent (66-2/3%) of the aggregate amount of the Commitments, or, if the Commitments have been terminated or reduced to zero, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the Principal Indebtedness; provided that: (a) in determining such percentage at any given time, all then existing Defaulting Lenders shall be disregarded and excluded and the Pro Rata Shares of the Loan of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of the Loan of such Defaulting Lenders; and (b) at all times when two (2) or more unaffiliated Lenders that are not Defaulting Lenders are party to this Agreement, the term “Requisite Lenders” shall in no event mean fewer than two (2) unaffiliated Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Party” means each Loan Party and each shareholder, partner, member or other owner of a direct or indirect legal or beneficial interest in, and each non-member manager (as applicable) of, each such Loan Party. “Sanctioned Country” means at any time, a country, region or territory which is itself the subject or target of any Sanctions (including, without limitation, at the time of this Agreement, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, Syria and Venezuela). “Sanctioned Person” means, at any time: (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority; (b) any Person operating, organized or resident in a

Page 32 Sanctioned Country; (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s); or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which: (a) Borrower or any of its Affiliates is located or conducts business; (b) in which any of the proceeds of the Loan will be used; or (c) from which repayment of the Loan will be derived. “Second Extended Maturity Date” means April 30, 2031. “Secured Obligation Designation Notice” means a notice in form and substance reasonably acceptable to Administrative Agent, executed and delivered to Administrative Agent by a Lender Counterparty (other than Administrative Agent and its Affiliates) to a Swap Agreement in order that the obligations in respect thereof constitute Lender Swap Agreement Obligations. “Secured Party” means (a) Administrative Agent, (b) each Lender, (c) each Lender Counterparty to any a Lender Swap Agreement, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the permitted successors and assigns of each of the foregoing; all of the foregoing, respectively, as applicable at any time and as the context may suggest, permit, or require. “Securities Act” means the Securities Act of 1933 (15 U.S.C. § 77 et seq.). “Security Instrument” means, individually or collectively, as the context may suggest or require, each of (i) that certain Fee and Leasehold Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, to be dated as of the Initial Advance Disbursement Date, executed by Signia Borrower and Operating Lessee in favor of Administrative Agent, (ii) that certain Fee and Leasehold Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, to be dated as of the Initial Advance Disbursement Date, executed by Waldorf Hotel Borrower and Operating Lessee in favor of Administrative Agent, and (iii) that certain Fee and Leasehold Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, to be dated as of the Initial Advance Disbursement Date, executed by Waldorf Golf Borrower and Operating Lessee in favor of Administrative Agent, in each case, as the same may be Modified from time to time. “Signia Ballroom Ground Lease” means that certain Ground Lease, dated as of the Effective Date, between Signia Borrower, as tenant, and Waldorf Golf Borrower, as landlord, with respect to a portion of the Waldorf Golf Property more particularly described therein, as the same may be Modified from time to time. “Signia Borrower” has the meaning given to such term in the preamble hereto. “Signia Improvements” has the meaning given to such term in the Recitals. “Signia Property” has the meaning given to such term in the Recitals.

Page 33 “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SPE Party” means each Borrower and Operating Lessee. “Subdivision Map” has the meaning given to such term in Section 9.9. “Successor Borrower” has the meaning given to such term in Section 12.5. “Survey” has the meaning given to such term in Section 3.1(a)(vi)(F). “Swap Agreement” means any of the following to the extent entered into in connection with the Loan: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and any other or further agreement, contract, or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement, as the same may be Modified from time to time. “Tax” or “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tax Reserve Account” means a blocked account for the Property identified as the “Tax Reserve Account” on Exhibit C attached hereto established with and controlled by Administrative Agent and into which reserves for the payment of Taxes with respect to the Property shall be deposited in accordance with Section 9.24. “Term SOFR” means, (a) for any calculation with respect to a SOFR, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for

Page 34 such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to the Base Rate on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result in liability of the Loan Parties in an aggregate amount in excess of $5,000,000: (a) a “Reportable Event” described in Section 4043 of ERISA; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities; (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; (e) any other event or condition that would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or Section 303 of ERISA; (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status within the meaning of Sections 430, 431 or 432 of the Internal Revenue Code or Sections 303, 304 or 305 of ERISA; (h) the partial or complete withdrawal of any Loan Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan; (i) any event or condition that results in the reorganization or insolvency of a Multiemployer Plan under Section 4245 of ERISA; (j) any event or condition that results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA; or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate. “Title Company” means Chicago Title Insurance Company.

Page 35 “Title Policy” means, individually or collectively as the context may suggest or require, each ALTA Lender’s Policy of Title Insurance to be issued by the Title Company on the Initial Advance Disbursement Date in connection with the funding of the Loan and the recording of the Security Instrument, each in such form and including such endorsements as Administrative Agent may reasonably require. “Titled Agent” has the meaning given to such term in Section 13.15. “Transfer” means any sale, installment sale, exchange, mortgage, pledge, hypothecation, assignment, Lien, LP Division, LLC Division or other transfer, conveyance or disposition, whether direct, indirect, voluntary, involuntary, by operation of law or otherwise. The terms “Transfer” and “Transferred” when used as a verb or otherwise with respect to the act of undertaking or otherwise effecting any of the foregoing, have an analogous meaning. “Trigger Event” has the meaning given to such term in Section 9.21. “UCC” means the Uniform Commercial Code in effect from time to time in the state in which Borrower and Operating Lessee are organized and/or in which the Property is located, as applicable in the specific instance in which such term is used, in each case, as the same may be hereafter amended or modified. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, that includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uniform System of Accounts” means the Uniform System of Accounts for the Lodging Industry, Twelfth Revised Edition, 2026, as published by the Educational Institute of the American Hotel & Lodging Association, as revised from time to time to the extent such revision has been or is in the process of being generally implemented within the lodging industry. “United States” means the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Section 2.13(a), such day is also a Business Day. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “Waldorf Ballroom Ground Lease” means that certain Ground Lease, dated as of the Effective Date, between Signia Borrower, as landlord, and Waldorf Hotel Borrower, as tenant, with respect to a

Page 36 portion of the Signia Property more particularly described therein, as the same may be Modified from time to time. “Waldorf Golf Borrower” has the meaning given to such term in the preamble hereto. “Waldorf Golf Improvements” has the meaning given to such term in the Recitals. “Waldorf Golf Property” has the meaning given to such term in the Recitals. “Waldorf Hotel Borrower” has the meaning given to such term in the preamble hereto. “Waldorf Hotel Improvements” has the meaning given to such term in the Recitals. “Waldorf Hotel Property” has the meaning given to such term in the Recitals. “Waldorf Hotel and Golf Properties” means collectively, the Waldorf Hotel Property and the Waldorf Golf Property. “Wells Fargo” has the meaning given to such term in the preamble hereto. “Wells Fargo Securities” has the meaning given to such term in the preamble hereto. “WIC” means that certain Wire Instruction Confirmation associated with the Loan, as may be amended from time to time. “Withholding Agent” means: (a) Borrower; (b) any other Loan Party; and (c) Administrative Agent, as applicable. “Write-Down and Conversion Powers” means: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule; and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Zoning Report” has the meaning given to such term in Section 3.1(a)(vi)(F). 1.2 OTHER DEFINITIONS AND PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined; (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (c) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to Section 14.3(a)); (f) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement or the applicable Loan Document (as applicable) in its entirety and not to any particular provision hereof; (g) all references herein or in any such

Page 37 Loan Document to Articles, Sections, subsections and clauses shall be construed to refer to Articles, Sections, subsections and clauses to this Agreement or such Loan Document (as applicable); (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form; (j) the phrases “Borrower’s knowledge,” “known to Borrower, “receipt by Borrower of notice,” “Borrower acquiring knowledge” and phrases of similar import, shall mean and include the knowledge of Operating Lessee (or receipt by Operating Lessee of notice) in addition to the knowledge of Borrower (or receipt by Borrower of notice); and (k) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” 1.3 UCC TERMS. Terms defined in the UCC in effect on the Effective Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. 1.4 ROUNDING. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.5 REFERENCES TO AGREEMENT AND LAWS. Unless otherwise expressly provided herein: (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to be a reference to the same, as Modified; and (b) any definition or reference to any Applicable Law, including Anti-Corruption Laws, Anti-Money Laundering Laws, Anti-Terrorism Laws, the Debtor Relief Laws, the Internal Revenue Code, the Commodity Exchange Act, ERISA, the Exchange Act, the PATRIOT Act, the Securities Act, the UCC, the Investment Company Act, or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. 1.6 TIMES OF DAY. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.7 SCHEDULES AND EXHIBITS INCORPORATED. The schedules and exhibits attached hereto are hereby incorporated into this Agreement. All references herein to Schedules and Exhibits are to the schedules and exhibits attached hereto unless otherwise specified. 1.8 RATES. Neither Administrative Agent nor any Lender warrants or accepts any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.8(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Administrative Agent, Lenders and their respective Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative,

Page 38 successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.9 DIVISIONS. For all purposes under the Loan Documents, in connection with any division or Plan of Division: (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person; and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. ARTICLE 2 LOAN 2.1 LOAN. By and subject to the terms of this Agreement, Lenders, each up to the amount of its respective Commitment, severally and not jointly, agree to lend to Borrower, and Borrower agrees to borrow from Lenders, in the aggregate, the principal sum equal to the amount of the Initial Advance which amount shall not be less than Six Hundred Fifty Million Dollars ($650,000,000) and shall not exceed Seven Hundred Million Dollars ($700,000,000), said sum to be evidenced by the Notes. The Notes shall be secured, in part, by the Security Instrument. Advances shall be used by Borrower to refinance existing indebtedness, to pay closing costs and for such other purposes and uses not prohibited under this Agreement and the other Loan Documents. No Lender shall be responsible for the failure of any other Lender to make its Pro Rata Share of any Advance available on the borrowing date therefor. 2.2 LOAN FEES. (a) Loan Fee. Pursuant to the Fee Letters, Borrower shall pay to Wells Fargo Securities, for its own account or the account of the Lenders (as applicable pursuant to the relevant Fee Letter), certain fees, each in the amount and payable at the times set forth in the Fee Letters. (b) Ticking Fee. Commencing on the first Payment Date occurring in the first full calendar quarter which occurs following the Effective Date and continuing on the first Payment Date of each calendar quarter thereafter through the earlier of (i) the Initial Advance Disbursement Date or any earlier date upon which all remaining Commitments have been cancelled, and (ii) the Loan Disbursement Deadline Date, Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders in accordance with their Pro Rata Shares, a ticking fee on the undisbursed portion of the Loan in the amount of one-quarter of one percent (0.25%) per annum multiplied by the average daily undisbursed amount of the Loan during the immediately preceding calendar quarter (or applicable portion thereof), provided that the final payment of such Ticking Fee shall be due and payable on the first Payment Date immediately following the calendar quarter in which the earlier of the events described in clauses (i) and (ii) occurs. (c) Extension Fee. In connection with its exercise of any Option to Extend, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders in accordance with their Pro Rata Shares, the Extension Fee in accordance with Section 2.16(e).

Page 39 2.3 INTENTIONALLY OMITTED. 2.4 INTENTIONALLY OMITTED. 2.5 MATURITY DATE. All Indebtedness shall be repaid in full on or before the Maturity Date. 2.6 INTEREST ON THE LOAN. (a) Interest Payments. Interest accrued on the Principal Indebtedness shall be due and payable, in the manner provided in Section 2.7, on the first (1st) day of each calendar month commencing with the first (1st) calendar month after the Initial Advance Disbursement Date (each such date, a “Payment Date”), subject to Section 2.7(b). The Ticking Fee shall be due and payable quarterly in arrears, in accordance with and subject to Section 2.2(b). (b) Default Interest. Notwithstanding the rates of interest specified in Section 2.6(e) and the Payment Dates specified in Section 2.6(a), if any portion of the Indebtedness (including, without limitation, the Principal Indebtedness and interest payments on the Loan) is not paid by Borrower on the date upon which the same is due pursuant to the applicable Loan Document and the same constitutes a Default, at Requisite Lenders’ discretion at any time during the existence of a Default, such portion of the Indebtedness shall, to the extent permitted by Applicable Law, bear interest at the Default Rate from such due date until the date (if any) upon which the same is paid by Borrower. (c) Late Fee. Borrower acknowledges that late payment to Administrative Agent will cause Administrative Agent and Lenders to incur costs not contemplated by this Agreement. Such costs include, without limitation, processing and accounting charges. Therefore, if Borrower fails to pay any portion of the Indebtedness (other than payment of the entire Principal Indebtedness on the Maturity Date, as to which no late fee shall be charged) on the date upon which the same is due pursuant to this Agreement and the same constitutes a Default, then, unless waived by Administrative Agent, a late charge equal to three percent (3%) of such unpaid amount shall be charged by Administrative Agent (for the benefit of Lenders) and paid by Borrower for the purpose of defraying the expense incident to handling such delinquent payment. Borrower and Administrative Agent agree that this late charge represents a reasonable sum considering all of the circumstances existing on the Effective Date and represents a fair and reasonable estimate of the costs that Administrative Agent and Lenders will incur by reason of late payment. Borrower and Administrative Agent further agree that proof of actual damages would be costly and inconvenient. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue installment and shall not prevent Administrative Agent from exercising any of the other rights available hereunder or under any other Loan Document. Such late charge shall be paid without prejudice to any other rights of Administrative Agent. (d) Computation of Interest. Interest shall be computed on the basis of the actual number of days elapsed in the period during which interest or fees accrue and a year of three hundred sixty (360) days on the Principal Indebtedness. In computing interest on the on the Principal Indebtedness, the date of the making of an Advance shall be included and the date of payment shall be excluded. (e) Effective Rate.

Page 40 (i) Subject to Section 2.8, provided that no Default then exists, the “Effective Rate” upon which interest shall be calculated for the Principal Indebtedness shall, from and after the Initial Advance Disbursement Date, be one or more of the following: (A) Initial Disbursement; Subsequent Disbursements During Any Calendar Month. The Effective Rate on the Initial Advance shall be the Calculated Interest Rate on the Initial Advance Disbursement Date, as determined by Administrative Agent. Such Effective Rate shall apply to the principal amount of the Initial Advance from the Initial Advance Disbursement Date through and including the date immediately preceding the first (1st) Business Day of the next calendar month. (B) Reset of Effective Rate. Commencing with the first (1st) Business Day of the first (1st) calendar month after the Initial Advance Disbursement Date, and continuing thereafter on the first (1st) Business Day of each succeeding calendar month, the Effective Rate on the outstanding Benchmark Portion of the Principal Indebtedness (i.e., all Principal Indebtedness on such first (1st) Business Day) shall be reset to the Calculated Interest Rate, as determined by Administrative Agent to be effective on each such first (1st) Business Day. (ii) Upon the occurrence and during the existence of a Default, the Effective Rate applicable to the Principal Indebtedness shall, at Administrative Agent’s option, upon the expiration of the Interest Period in effect upon the occurrence of such Default, automatically convert to and continue to be the Base Rate plus the Applicable Margin, unless and until such Default is waived in writing in accordance with the provisions of this Agreement. Further, the Principal Indebtedness may bear interest at the Default Rate pursuant to, and in accordance with, the provisions of Section 2.6(b). (f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement or the late charge provided for in Section 2.6(c) exceed the highest rate permissible under any Applicable Law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and Lenders shall at Administrative Agent’s option: (i) promptly refund to Borrower any interest received by Lenders in excess of the maximum lawful rate; or (ii) apply such excess to the Principal Indebtedness. It is the intent hereof that Borrower not pay or contract to pay, and that neither Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law. (g) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Administrative Agent will promptly notify Borrower and Lenders, in writing, of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

Page 41 2.7 PAYMENTS. (a) Manner and Time of Payment. All payments of principal, interest and fees hereunder payable to Administrative Agent or Lenders shall be made without condition or reservation of right and free of set-off and counterclaim, in Dollars and by wire transfer (pursuant to Administrative Agent’s written wire transfer instructions) of immediately available funds, to Administrative Agent, for the account of each Lender as applicable, not later than 1:00 p.m. on the date due; and funds received by Administrative Agent after that time and date shall be deemed to have been paid on the next succeeding Business Day. Borrower shall reimburse the applicable Lender for any Protective Advances made by it upon receipt of a written demand for the same. Any principal amount of the Loan which is repaid (or prepaid) by Borrower from time to time shall be permanently cancelled and may not be reborrowed. (b) Payments on Non-Business Days. With the exception of repayment of the Principal Indebtedness in full on the Maturity Date, whenever any payment to be made by Borrower hereunder shall be stated to be due on a day that is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder and of any fees due under this Agreement, as the case may be. If the Maturity Date is not a Business Day, then repayment of the entire Principal Indebtedness and all other Indebtedness shall be due on the preceding Business Day. 2.8 CHANGED CIRCUMSTANCES. (a) Circumstances Affecting Benchmark Availability. Subject to Section 2.8(c) below, if for any reason (i) Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining Term SOFR for the applicable Interest Period with respect to the Benchmark Portion on or prior to the first day of such Interest Period or (ii) the Requisite Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Term SOFR does not adequately and fairly reflect the cost to any Lender of making or maintaining the Loan during such Interest Period and, in the case of clause (ii), the Requisite Lenders have provided notice of such determination to Administrative Agent then, in each case, Administrative Agent shall promptly give written notice thereof to Borrower. Thereafter, unless Borrower repays in full (or cause to be repaid in full) the Principal Indebtedness, together with accrued interest thereon and the payment of any amounts payable pursuant to Section 2.13 (subject to Section 2.6(f)), on the last day of the then current Interest Period, on the day following the last day of the then current Interest Period and thereafter, until Administrative Agent (with respect to clause (ii), at the instruction of the Requisite Lenders) notifies Borrower in writing that such circumstances no longer exist, the Loan will accrue interest at the Base Rate plus the Applicable Margin. Upon any such prepayment, Borrower shall also pay accrued interest on the amount so prepaid, together with any additional amounts required pursuant to Section 2.9. (b) Laws Affecting SOFR Availability. If, after the Effective Date, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain the Loan using the SOFR rate, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate or Term SOFR, such Lender shall

Page 42 promptly give notice thereof to Administrative Agent and Administrative Agent shall promptly give written notice thereof to Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies Administrative Agent and Administrative Agent notifies Borrower in writing that the circumstances giving rise to such determination no longer exist, the Loan shall accrue interest at the Base Rate plus the Applicable Margin and Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Administrative Agent and Borrower may amend this Agreement to replace the then- current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all Lenders and Borrower so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Requisite Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.8(c)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders in writing of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will promptly notify Borrower in writing of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.8(c)(iv). Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.8(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Administrative Agent may modify the definition of

Page 43 “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) of this Section 2.8(c)(iv) either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon Borrower’s receipt of written notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any pending request for a borrowing and, until the end of the Benchmark Unavailability Period, the entire Principal Indebtedness will be converted to a Loan bearing interest at the Base Rate plus the Applicable Margin. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. (vi) Benchmark Transition Costs. Borrower hereby agrees to promptly pay to Administrative Agent, for the account of any Lender, upon receipt of a written demand therefor, any additional amounts necessary to compensate Lenders for any costs incurred by any Lender in connection with any Benchmark Transition Event and the related conversion of the Effective Rate in accordance with this Agreement. Administrative Agent’s written notice of such costs, as certified to Borrower, shall be conclusive absent manifest error. 2.9 INDEMNITY. Borrower agrees to indemnify Administrative Agent and each Lender and to hold Administrative Agent and each Lender harmless from any Losses (including any Losses arising from the liquidation or reemployment of funds but excluding consequential and punitive damages) that Administrative Agent and/or any Lender actually sustains or incurs as a consequence of: (a) any failure by Borrower to make any payment in respect of the Indebtedness on or before the date upon which the same is due pursuant to the applicable Loan Document; (b) any failure of Borrower to accept an Advance on a date specified therefor by Borrower; (c) any failure of Borrower to prepay any portion of the Loan on a date specified therefor by Borrower; (d) any payment or prepayment (in each case, whether voluntary or mandatory) of any of the Principal Indebtedness other than on a Payment Date (including as a result of a Default) or (e) the assignment of the Loan other than on the Payment Date and at the request of Borrower (the amounts referred to in clauses (a), (b), (c), (d), and (e) are herein referred to collectively as the “Breakage Costs”); provided, however, Borrower shall not indemnify Administrative Agent or any Lender from any Losses arising from such Person’s willful misconduct or gross negligence as determined by a court of competent jurisdiction in a final non-appealable judgment. This provision shall survive payment of the Indebtedness in full. 2.10 INCREASED COSTS. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency

Page 44 liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender; (ii) subject any Recipient to any Taxes (other than: (A) Indemnified Taxes; (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes; and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or the portion of the Loan made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining such portion of the Loan (or of maintaining its obligation to make such portion of the Loan), or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or other Recipient, Borrower shall promptly pay to any such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the portion of the Loan made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender, Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender or such holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender or such other Recipient or any of their respective holding companies, as the case may be, as specified in subsection (a) or (b) of this Section 2.10 and delivered to Borrower, shall be conclusive absent manifest error. Borrower shall pay such Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such other Recipient’s right to demand such compensation; provided, however, that Borrower shall not be required to compensate any Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or such other Recipient, as the case may be, notifies Borrower in writing of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to herein shall be extended to include the period of retroactive effect thereof).

Page 45 (e) Survival. All of the obligations of Borrower under this Section 2.10 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Indebtedness. 2.11 TAXES. (a) Defined Terms. For purposes of this Section 2.11, the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Loan Parties. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Recipient (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Indemnification by Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for: (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so); (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 14.13(d) relating to the maintenance of a Participant Register; and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to

Page 46 the Lender from any other source against any amount due to Administrative Agent under this subsection (e). (f) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.11, such Loan Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.11(g)(ii)(A), Section 2.11(g)(ii)(B) and Section 2.11(g)(ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party: (aa) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax

Page 47 treaty; and (bb) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code: (aa) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”); and (bb) executed copies of IRS Form W- 8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their

Page 48 obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Effective Date. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.11 (including by the payment of additional amounts pursuant to this Section 2.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (h), in no event shall the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection (h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 2.11 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 2.12 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.10, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11, then such Lender shall, at the request of Borrower, use reasonable efforts to designate a different Lending Office for funding or booking the Loan or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment: (i) would eliminate or reduce amounts payable pursuant to Section 2.10 or Section 2.11, as the case may be, in the future; and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 2.10, or if Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11, and, in each

Page 49 case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 2.12(a), or if any Lender is a Defaulting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 14.13), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10 or Section 2.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) Borrower shall have paid to Administrative Agent the assignment fee (if any) specified in Section 14.13; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 2.11, such assignment shall result in a reduction in such compensation or payments thereafter; and (iv) such assignment does not conflict with Applicable Law. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that: (A) an assignment required pursuant to this Section 2.12 may be effected pursuant to an Assignment and Assumption executed by Borrower, Administrative Agent and the assignee; and (B) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or Administrative Agent; provided, further that any such documents shall be without recourse to or warranty by the parties thereto. (c) Selection of Lending Office. Subject to Section 2.12(a), each Lender may make the Loan to Borrower through any Lending Office; provided that the exercise of this option shall not affect the obligations of Borrower to repay the Loan in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto. 2.13 VOLUNTARY PREPAYMENT; PREPAYMENT FEE; REQUIRED AMORTIZATION. (a) Voluntary Prepayment. Borrower may, upon not less than three (3) U.S. Government Securities Business Days’ prior written notice to Administrative Agent received not later than 11:00 a.m. on the date given (or the same shall be deemed to have been given on the next succeeding U.S. Government Securities Business Day), at any time and from time to time, prepay all or any portion of the Principal Indebtedness without penalty, except as otherwise expressly set

Page 50 forth in this Section 2.13. Any notice of prepayment given to Administrative Agent under this Section 2.13 shall specify the date of prepayment and the principal amount of the prepayment. In the event of a prepayment of any Benchmark Portion, Borrower shall concurrently pay any amounts which are payable under Section 2.9 in respect thereof. If Borrower is party to a Lender Swap Agreement other than a rate cap agreement which has no potential future payment obligations on the part of Borrower (including any Required Interest Rate Protection Agreement), concurrently with any prepayment hereunder, Borrower shall (i) reduce the notional amount of such Lender Swap Agreement by the amount of such prepayment, (ii) pay all sums, if any, payable pursuant to such Lender Swap Agreement with respect to such reduction and (iii) provide evidence to Administrative Agent of Borrower’s compliance with the foregoing clauses (i) and (ii). (b) Prepayment Fee. Notwithstanding the provisions of Section 2.13(a), if any prepayment of the Loan (other than in the case of (i) a prepayment that is made in connection with an arms-length sale of the Property to a Person that is not an Affiliate of any Loan Party, or (ii) a prepayment that is made pursuant to, and in accordance with, Section 5.1(e) of the Security Instrument, as to which no Prepayment Fee shall be payable by Borrower) occurs before the date that is the one year anniversary of the Initial Advance Disbursement Date, then, in addition to all other amounts payable in connection therewith as set forth in Section 2.13(a), Borrower shall pay the Prepayment Fee to Administrative Agent, for the ratable benefit of the Lenders, on or before the date of such prepayment. Borrower confirms that Lenders’ agreement to make the Loan at the interest rates and on the other terms set forth herein and in the other Loan Documents constitutes adequate and valuable consideration, given individual weight by Borrower, for this agreement. (c) Required Amortization. If Borrower exercises the First Option to Extend, then commencing on the first Payment Date following the Original Maturity Date and on each Payment Date thereafter during the term of the Loan, Borrower shall make a principal amortization payment (each, an “Amortization Payment”) in an amount equal to Eight Hundred Fifty Thousand Dollars ($850,000); provided, that if the Debt Yield as of the Determination Date immediately preceding the Original Maturity Date or any Determination Date from and after the Original Maturity Date is equal to or greater than twelve and one-half percent (12.50%), as evidenced by a Debt Yield Compliance Certificate delivered by Borrower in accordance with Section 10.1(b) below, then no Amortization Payment shall be due on the Payment Date occurring in the first full calendar month following the date on which the Debt Yield Compliance Certificate is so delivered or on any Payment Date thereafter until the delivery by Borrower of a Debt Yield Compliance Certificate that demonstrates a Debt Yield that is less than twelve and one-half percent (12.50%) (or a failure by Borrower to timely deliver a Debt Yield Compliance Certificate in accordance with Section 10.1(b) below). Each Amortization Payment shall be paid by Borrower to Administrative Agent at the same time and in the same manner as the monthly payment of interest pursuant to the terms of this Agreement and without premium or penalty. No Amortization Payment may be reborrowed. 2.14 FULL REPAYMENT AND RECONVEYANCE. Upon the full repayment of the Indebtedness and all sums owing under any Swap Agreement executed by and between Borrower and Wells Fargo or any of its Affiliates in connection with the Loan and termination in full of all Commitments, Administrative Agent shall issue a full reconveyance of the Property from the Lien of the Security Instrument and terminate any UCC financing statements related to the Collateral, or provide assignments pursuant to Section 9.6 of each Security Instrument; provided, however, that all of the following conditions shall be satisfied at the time of, and with respect to, such reconveyance: (a) Administrative Agent, for the benefit of Lenders, shall have received all escrow, closing and recording costs and the costs of preparing and delivering such reconveyance; and (b) if applicable, Administrative Agent shall have received a written release, which is reasonably satisfactory to Administrative Agent, of any set aside letter, letter of credit or other form of undertaking that Administrative Agent or any Lender has issued to any surety, Governmental

Page 51 Authority or any other party in connection with the Loan and/or the Property. Lenders’ obligations to make further Advances shall terminate as to any portion of the Loan which is undisbursed as of the date of issuance of such full release or reconveyance, and any remaining Commitment shall be cancelled. 2.15 LENDERS’ ACCOUNTING. Administrative Agent shall maintain a loan account (the “Loan Account”) on its books in which shall be recorded: (a) the names and addresses and the Pro Rata Shares of the Commitment of each of Lenders, and principal amount of the Loan owing to each Lender from time to time; and (b) all repayments of principal and payments of accrued interest, as well as payments of fees required to be paid pursuant to this Agreement. All entries in the Loan Account shall be made in accordance with Administrative Agent’s customary accounting practices as in effect from time to time. Monthly or at such other interval as is customary with Administrative Agent’s practice, Administrative Agent shall render a statement of the Loan Account to Borrower and shall deliver a copy thereof to each Lender. Each such statement shall be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein (absent manifest error). 2.16 OPTIONS TO EXTEND. Borrower shall have two (2) options to extend the term of the Loan, from the Original Maturity Date to the First Extended Maturity Date (the “First Option to Extend”) and then, if the term of the Loan has been extended to the First Extended Maturity Date in accordance with this Section 2.16, from the First Extended Maturity Date to the Second Extended Maturity Date (the “Second Option to Extend”; each of the First Option to Extend and the Second Option to Extend is sometimes referred to herein as an “Option to Extend”), upon satisfaction (or waiver by Administrative Agent, in writing and in its sole discretion) of each of the following conditions precedent for each Option to Extend: (a) Borrower shall provide Administrative Agent with written notice of Borrower’s request to exercise the applicable Option to Extend not more than ninety (90) days but not less than thirty (30) days prior to the Original Maturity Date or the First Extended Maturity Date, as applicable; (b) As of the date of Borrower’s delivery of notice of request to exercise the applicable Option to Extend, and as of the Original Maturity Date or the First Extended Maturity Date, as applicable, no Default, monetary Potential Default or material non-monetary Potential Default shall exist, and Borrower shall certify the same in such notice of request and in writing to Administrative Agent on the Original Maturity Date or the First Extended Maturity Date, as applicable; (c) Borrower shall execute or cause the execution of all documents, instruments, ratifications and certificates reasonably required by Administrative Agent in connection with the extension of the term of the Loan pursuant to the applicable Option to Extend; (d) If required by Administrative Agent, Borrower shall deliver, at Borrower’s sole cost and expense, such title insurance endorsements (to the extent necessary to ensure the continuation of the coverage provided under the Title Policy), flood notification certificates and evidence that any flood insurance required pursuant to this Agreement is in place on or before the Original Maturity Date or First Extended Maturity Date, as applicable; (e) On or before the Original Maturity Date or the First Extended Maturity Date, as applicable, Borrower shall pay to Administrative Agent, for the benefit of the Lenders, the Extension Fee with respect to the related Option to Extend; (f) As of the Determination Date immediately prior to the Original Maturity Date or the First Extended Maturity Date, as applicable, the Debt Service Coverage Ratio shall equal or

Page 52 exceed 1.50 to 1.00; provided, however, that in the event such Debt Service Coverage Ratio does not equal or exceed 1.50 to 1.00, then Borrower may either: (i) revoke the request to exercise the applicable Option to Extend and pay the Principal Indebtedness in full not later than the Original Maturity Date or the First Extended Maturity Date, as applicable; or (ii) on or prior to the Original Maturity Date or the First Extended Maturity Date, as applicable, pay to Administrative Agent a portion of the Principal Indebtedness in the amount necessary to cause the Debt Service Coverage Ratio to equal or exceed 1.50 to 1.00, and any such payment of a portion of the Principal Indebtedness may not be reborrowed; (g) Administrative Agent shall have received an Appraisal (with a valuation date which is not more than ninety (90) days prior to the Original Maturity Date or the First Extended Maturity Date, as applicable) confirming, to the reasonable satisfaction of Administrative Agent, that the sum of the Principal Indebtedness and any remaining Commitments as a percentage of the “as-is” value of the Property (after adjustment for senior liens and regular and special tax assessments) as of the First Extended Maturity Date does not exceed sixty percent (60%) (the “Extension Loan-to-Value Percentage”); provided, however, that in the event such “as-is” value is not adequate to meet the required Extension Loan-to-Value Percentage, then Borrower may either: (i) revoke the request to exercise the applicable Option to Extend, and pay the Principal Indebtedness in full not later than the Original Maturity Date or First Extended Maturity Date, as applicable; or (ii) prior to the Original Maturity Date or the First Extended Maturity Date, as applicable, pay a portion of the Principal Indebtedness in the amount necessary to cause the Extension Loan-to-Value Percentage to not exceed sixty percent (60%), and any such payment of a portion of the Principal Indebtedness may not be reborrowed; (h) If the then-existing Required Interest Rate Protection Agreement is scheduled to expire prior to the First Extended Maturity Date or the Second Extended Maturity Date, as applicable, Borrower shall enter into a new or replacement Required Interest Rate Protection Agreement satisfying all of the terms and provisions of Section 9.12 (except that (i) the term thereof shall end not earlier than the First Extended Maturity Date or the Second Extended Maturity Date, as applicable, and (ii) the notional amount thereof shall be equal to the Principal Indebtedness as of the Original Maturity Date or First Extended Maturity Date, as applicable); and (i) Borrower shall promptly pay Administrative Agent all reasonable costs and expenses, including reasonable attorneys’ fees, incurred by Administrative Agent and/or Lenders in connection with Borrower’s exercise of the applicable Option to Extend. Except as modified by any amendment or other documentation entered into by Borrower and Administrative Agent in connection with the applicable Option to Extend, the terms and conditions of this Agreement and the other Loan Documents, as theretofore Modified, shall remain unmodified and in full force and effect following the extension of the term of the Loan pursuant thereto. ARTICLE 3DISBURSEMENT 3.1 CONDITIONS PRECEDENT TO CLOSING, INITIAL ADVANCE. (a) Conditions Precedent to Closing. Administrative Agent’s and Lenders’ obligation to close the Loan shall be subject to each and every one of the following conditions precedent: (i) There shall exist no Default or Potential Default on the Effective Date;

Page 53 (ii) Administrative Agent shall have received all fully-executed Effective Date Loan Documents and all other documents, instruments, policies, and forms of evidence or other materials requested by Administrative Agent or any Lender under the terms of this Agreement or any of the other Loan Documents; (iii) Borrower shall have provided to Administrative Agent and Lenders the documentation and other information as and when required in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act and Administrative Agent and Lenders shall have approved the results of its and their investigations and determinations with respect thereto prior to the Effective Date; (iv) If Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then Borrower shall have delivered a Beneficial Ownership Certification in relation to Borrower to Administrative Agent and each Lender, and Administrative Agent and Lenders shall have approved the results of its and their investigations and determinations with respect thereto prior to the Effective Date; (v) All Accounts required to be opened as of the Effective Date pursuant to the terms hereof have been opened; (vi) Administrative Agent shall have received and approved, in form and substance satisfactory to Administrative Agent, the following, all at the sole cost and expense of Borrower: (A) an environmental questionnaire and environmental site assessment with respect to the presence, if any, of Hazardous Materials on the Property; (B) true, correct, and complete copies of the Material Property Agreements, together with any estoppels, consents, certifications, or approvals reasonably determined by Administrative Agent to be necessary with respect to any then applicable Material Property Agreements; (C) copies of any initial study, negative declaration, mitigated negative declaration, environmental impact report (or equivalent), notice of determination or notice of exemption prepared, adopted, certified or filed by or with any Governmental Authority in connection with the Property; (D) an Appraisal; (E) a pro forma of each Title Policy, including all endorsements that Administrative Agent may require, insuring the validity and the priority of the Lien of the Security Instrument upon the Property in the principal amount of the Loan, subject only to matters approved by Administrative Agent in writing (the “Pro Forma Title Policy”); (F) a current survey of the Property, certified to Administrative Agent, for the benefit of Lenders, and the Title Company (the “Survey”) and a current zoning report of the Property, certified to Administrative Agent, for the benefit of Lenders, and the Title Company (the “Zoning Report”);

Page 54 (G) a property condition report on the Property; (H) if required by Administrative Agent or any Lender, any mechanical, structural and engineering reports or seismic reports on the Property; (I) with respect to the Loan Parties and the direct and indirect owners thereof, as required by Administrative Agent, organizational documents, that may include: (1) copies certified as true and complete of the following documents from the applicable Governmental Authority: (aa) the articles or certificate of incorporation, certificate of limited partnership or certificates of trust, as applicable; and (bb) good standing certificates or certificates of existence from the jurisdictions in which each such Person is organized and/or qualified to do business; and (2) true and complete copies of the by-laws, partnership agreement, trust agreement or operating agreement, as applicable, of each such Person, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary, general partner, manager, trustee, trustor or other authorized representative acceptable to Administrative Agent, of such Person, which certificates shall state that the items thereby certified in clause (2) have not been amended, modified, revoked or rescinded; (J) resolutions of the Loan Parties and such other Persons as Administrative Agent may require, authorizing the execution, delivery and performance of the Effective Date Loan Documents to which such Person is a party and the transactions contemplated thereby, certified as of the Effective Date by the Secretary or an Assistant Secretary, general partner, manager or other authorized representative reasonably acceptable to Administrative Agent, of such Person, which certificates shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; (K) one or more opinions of legal counsel including such matters incident to the transactions contemplated hereby as Administrative Agent may require; (L) all Borrower and Guarantor financial information required by Administrative Agent; (M) copies of all Management Agreements; and (N) such other information, documents, and instruments as Administrative Agent may require. Upon the release by Administrative Agent and Lenders of their respective signatures to this Agreement and the confirmation in writing (which may be provided via email) to Borrower that this Agreement has become effective, each of the foregoing conditions shall be deemed to have been satisfied or waived by Administrative Agent and Lenders (as applicable). (b) Conditions Precedent to Initial Advance. Administrative Agent’s and Lenders’ obligation to make the Initial Advance shall be subject to each and every one of the following conditions precedent:

Page 55 (i) Borrower shall have delivered to Administrative Agent a written notice pursuant to which Borrower identifies (A) the Initial Advance Disbursement Date, which Initial Advance Disbursement Date shall be a Business Day prior to the Loan Disbursement Deadline Date which is at least fifteen (15) Business Days after the date upon which written notice is delivered to Administrative Agent, and (B) the amount of the Initial Advance; (ii) There shall exist no Default or Potential Default continuing on the date of the Initial Advance Disbursement Date; (iii) Administrative Agent shall have received all fully-executed Initial Advance Loan Documents, in the respective forms agreed upon by Borrower and Administrative Agent on or prior to the Effective Date; (iv) The Security Instrument shall have been recorded, or will be recorded by the Title Company pursuant to Administrative Agent’s written escrow instructions, which the Title Company shall have executed in the form agreed to by the Title Company prior to the Effective Date; (v) The UCC Financing Statements (as defined on Exhibit B) shall have been filed, or will be filed by the Title Company pursuant to Administrative Agent’s written escrow instructions; (vi) The representations and warranties contained in the Effective Date Loan Documents shall be true and correct, in all material respects, as of the Initial Advance Disbursement Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects as of such earlier date; (vii) All remaining Accounts required to be opened as of the Initial Advance Disbursement Date pursuant to the terms hereof have been opened; and (viii) Administrative Agent shall have received and approved, in form and substance reasonably satisfactory to Administrative Agent, the following, all at the sole cost and expense of Borrower: (A) the Title Policy (or Title Company’s irrevocable commitment to issue the Title Policy), in the form of the Pro Forma Title Policy and containing no exceptions for Liens or other encumbrances, other than as shown in the Pro Forma Title Policy, other than Permitted Liens and any additional matters as shall have been approved by Administrative Agent in writing (which approval shall not be unreasonably withheld, conditioned or delayed in the case of matters that do not constitute Liens, were recorded in the ordinary course of Borrower’s or Operating Lessee’s business, and could not be reasonably expected to have a Material Adverse Effect), and a facultative reinsurance agreement executed by the Title Company and Fidelity National Title Insurance Company, in the form approved by Administrative Agent prior to the Effective Date; (B) A completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Property (together with a notice about special flood hazard area status and flood disaster assistance, that, if applicable, shall be duly executed by Borrower) and if the

Page 56 Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under Applicable Law, including Regulation H of the FRB and the other Flood Insurance Laws and as required under Section 5.3; (C) one or more opinions of legal counsel including such matters incident to the Effective Date Loan Documents, the Initial Advance Loan Documents and the transactions contemplated hereby as Administrative Agent may reasonably require; (D) a true, correct, and complete copy of the Required Interest Rate Protection Agreement, together with an Assignment of Interest Rate Protection Agreement in the form agreed to by Administrative Agent on the Effective Date, duly executed and delivered by Borrower and acknowledged by the applicable Counterparty; (E) any estoppels (including with respect to the Management Agreements) as may be reasonably requested by Administrative Agent; (F) evidence that Borrower, Operating Lessee and Successor Borrower have been released from all obligations under the Park Credit Facility Documents (the foregoing condition referenced in this clause (F), the “Park Credit Facility Document Release Condition”); (G) Borrower shall have completed construction of the outdoor event patio to be used in connection with the ballroom for the Waldorf Hotel and outstanding invoices issued in connection therewith shall have been paid in full; (H) to the extent any equipment leases remain in effect between Borrower or Operating Lessee, as party of the first part, and Huntington Bank, as party of the second part, as of the Initial Advance Disbursement Date, Borrower or Operating Lessee shall have delivered to Administrative Agent a consent to collateral assignment of such equipment leases executed by Huntington Bank; and (I) such other information, documents, and instruments as Administrative Agent may reasonably require. Upon the disbursement of the Initial Advance by Lenders to Borrower, each of the foregoing conditions shall be deemed to have been satisfied or waived by Administrative Agent and Lenders (as applicable). Solely for purposes of satisfying the conditions precedent set forth in this Section 3.1, each Lender that has authorized the release of its signature page to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date or Initial Advance Disbursement Date, as applicable, specifying its objection thereto. 3.2 ACCOUNT PLEDGE AND ASSIGNMENT. To secure the prompt and unconditional payment, performance and discharge when due of all of the Obligations, each of Borrower and Operating

Page 57 Lessee hereby irrevocably assigns, pledges, conveys, sets over, delivers and transfers to Administrative Agent, for the benefit of Lenders, and grants to Administrative Agent, for the benefit of Lenders, a security interest in and right of set-off against, in and to all of its now existing or hereafter arising right, title, estate, claim and interest in and to: (a) the Accounts; (b) all funds in the Accounts and other cash, instruments, securities, investments and other property from time to time transferred or credited to, contained in or comprising the Accounts; (c) all statements, certificates, passbooks and instruments representing the Accounts or any of the foregoing; (d) any and all substitutions or additions of or with respect to any of the foregoing; and (e) any and all proceeds and products of any of the foregoing, whether now owned and existing or hereafter acquired or arising, including: (i) interest, principal, dividends and other amounts or distributions received with respect to any of the foregoing; and (ii) property received upon the sale, exchange or other disposition of any of the foregoing. Neither Borrower nor Operating Lessee shall, without obtaining the prior written consent of Administrative Agent, (A) further pledge, assign or grant any security interest in any Account or any funds on deposit in any Account, (B) permit any Lien to attach to any Account or any levy to be made thereon, or (C) permit any UCC financing statement to be filed with respect to any Account, except those naming Administrative Agent as the secured party. Each of Borrower and Operating Lessee has given Administrative Agent complete dominion and control over the Accounts (other than the Manager-Controlled Accounts) and the funds on deposit therein. Each of Borrower and Operating Lessee acknowledges that Administrative Agent shall indicate, on Administrative Agent’s records for the Accounts, that Administrative Agent has a security interest in the Accounts. The Accounts shall be assigned the federal tax identification number of Borrower or Operating Lessee (as applicable). This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC and each Account is intended to constitute a “deposit account” within the meaning of the UCC. Following the occurrence and during the continuance of a Default, Administrative Agent may apply all or any part of the funds on deposit in any Account against the Indebtedness in any order of priority as Administrative Agent shall elect without seeking the appointment of a receiver and without adversely affecting the rights of Administrative Agent and Lenders to foreclose the Liens and security interests securing the Loan or exercise their other rights under the Loan Documents, provided that, in the case of the Manager-Controlled Funds, subject to any applicable terms and provisions of any Management Agreement SNDA, all amounts in any of the Accounts which are established with Administrative Agent shall not constitute trust funds and may be commingled with other monies held by Administrative Agent. All interest that accrues on any funds, if any, deposited in the Accounts which are established with Administrative Agent shall be at a rate established by Administrative Agent, which may or may not be the highest rate then available, shall accrue for the benefit of Borrower or Operating Lessee (as applicable) and shall be taxable to Borrower or Operating Lessee (as applicable) and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued. Upon indefeasible repayment in full of the Indebtedness and termination in full of all Commitments, all remaining funds held in any Accounts which are established with Administrative Agent, if any, shall be disbursed to Operating Lessee. 3.3 DISBURSEMENTS OF LOAN PROCEEDS AND ACCOUNT FUNDS. The proceeds of the Loan and, if applicable, any sums in any Accounts which are established with Administrative Agent, when qualified for disbursement, shall be deposited into the Operating Account or otherwise disbursed to or for the benefit or account of Borrower and/or Operating Lessee in accordance with the Disbursement Instruction Agreement or WIC with respect thereto. The Initial Advance shall be disbursed in a single disbursement upon satisfaction (or waiver, in writing, by Administrative Agent or a deemed waiver upon the making of the Initial Advance, as provided in Section 3.1(b) above) of all conditions precedent set forth in Section 3.1(b) above (the date of such disbursement, the “Initial Advance Disbursement Date”); provided, however, that in no event shall the Initial Advance Disbursement Date occur later than the Loan Disbursement Deadline Date. If disbursement of the Loan does not occur on or prior to the Loan Disbursement Deadline Date, the Loan will be automatically cancelled on the date immediately following the Loan Disbursement Deadline Date and no Loan disbursement shall be made from and after such date; provided, however, that Borrower shall have the right to request, in writing, one thirty (30) day extension

Page 58 of the Loan Disbursement Deadline Date, which extension shall be subject to approval of Administrative Agent, in its sole and absolute discretion. All fees paid by Borrower pursuant to Section 2.2 of this Agreement and/or the Fee Letters are earned when paid and are non-refundable, and Borrower shall have no right to any return, refund, or rebate of any such fees, in whole or in part, if the Initial Advance Disbursement Date does not occur by the Loan Disbursement Deadline Date or if less than the entire principal amount of the Loan is disbursed. 3.4 FUNDS TRANSFER DISBURSEMENTS. Borrower hereby authorizes Administrative Agent to make Advances and other disbursements to Borrower and/or Operating Lessee pursuant to, and in accordance with, Section 3.3. Borrower agrees to be bound by any transfer request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Administrative Agent in good faith and in compliance with these transfer instructions, even if not properly authorized by Borrower. Borrower further agrees and acknowledges that Administrative Agent may rely solely on any bank routing number or identifying bank account number or name provided by Borrower to effect a wire of funds transfer even if the information provided by Borrower identifies a different bank or account holder than named by Borrower. Administrative Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower. If Administrative Agent takes any actions in an attempt to detect errors in the transmission or content of transfer requests or takes any actions in an attempt to detect unauthorized funds transfer requests, Borrower agrees that, no matter how many times Administrative Agent takes such actions, Administrative Agent will not in any situation be liable for failing to take or correctly perform these actions in the future and such actions shall not become any part of the transfer disbursement procedures authorized under this provision, any the Loan Document, or any other agreement between Administrative Agent and Borrower. Borrower agrees to promptly notify Administrative Agent of any errors in the transfer of any funds or of any unauthorized or improperly authorized transfer requests. ARTICLE 4 INTENTIONALLY OMITTED ARTICLE 5 INSURANCE Borrower and/or Operating Lessee (as applicable) shall, while any Indebtedness remains outstanding, maintain (or, other than with respect to the Title Policy) cause the applicable Manager to maintain), with licensed insurers approved by Administrative Agent, the following policies of insurance in form and substance reasonably satisfactory to Administrative Agent. Capitalized terms used in this Article 5 which are not otherwise defined in this Agreement shall have the same meaning as such terms are commonly and presently defined in the insurance industry. 5.1 TITLE INSURANCE. As required pursuant to Section 3.1(b), from and after the Initial Advance Disbursement Date, the Title Policy. During the term of the Loan, Borrower shall deliver to Administrative Agent, within ten (10) days after Administrative Agent’s written request, such other endorsements to the Title Policy as Administrative Agent may reasonably require, including such title endorsements as Administrative Agent may reasonably require in connection with Advances. 5.2 PROPERTY INSURANCE. An All Risk/Special Form Completed Value (Non- Reporting Form) Hazard Insurance policy, including theft coverage, earthquake coverage, terrorism coverage and such other coverages and endorsements as Administrative Agent may require, insuring Administrative Agent, for the benefit of Lenders against damage to the Property in an amount not less than one hundred percent (100%) of the full replacement cost of the Improvements, subject to commercially reasonable sublimits for earthquake, windstorm, flood and such other coverages. Such coverage should adequately insure any and all Collateral, whether such Collateral is onsite, stored offsite or otherwise. Administrative Agent, for the benefit of Lenders, shall be named on the policy as Mortgagee and named under a Lender’s Loss Payable Endorsement (form #438BFU or equivalent).

Page 59 5.3 FLOOD HAZARD INSURANCE. A policy of flood insurance, as required by applicable governmental regulations, or as otherwise reasonably deemed necessary by Administrative Agent, in an amount reasonably required by Administrative Agent, but in no event less than the amount sufficient to meet the requirements of Applicable Law and governmental regulation. 5.4 LIABILITY INSURANCE. A policy of Commercial General Liability insurance on an occurrence basis, with coverages and limits as required by Administrative Agent, insuring against liability for injury and/or death to any person and/or damage to any property occurring on the Property. During the period of any construction, Borrower and/or Operating Lessee shall cause their respective contractors and/or subcontractors to maintain in full force and effect any or all of the liability insurance required hereunder. Administrative Agent may require that Borrower and/or Operating Lessee (as applicable) be named as an additional insured on any such policy. Whether Borrower or Operating Lessee employs a general contractor or performs as owner-builder, Administrative Agent may require that coverage include statutory workers’ compensation insurance. 5.5 BUSINESS INTERRUPTION. A policy of business interruption insurance, including use and occupancy, rental income loss and extra expense, with coverage equal to eighteen (18) calendar months of Gross Operating Revenue. 5.6 TERRORISM INSURANCE. A policy of insurance with respect to damage or destruction of the Property as a result of acts of terrorism, which policy shall be in the amount of one hundred percent (100%) of the replacement cost of the Improvements. 5.7 OTHER COVERAGE. Borrower shall provide to Administrative Agent evidence of such other insurance in such amounts as may be required pursuant to the terms of any Material Property Agreement and as Administrative Agent may from time to time request against such other insurable hazards that, at the time, are commonly required by Administrative Agent to be insured against for property similar to the Property located in or around the region in which the Property is located. Such coverage requirements may include, but are not limited to, coverage for earthquake, acts of terrorism, mold, business income, delayed business income, rental loss, sink hole, soft costs, tenant improvement, environmental, liquor liability, worker’s compensation, disability or vehicles. 5.8 GENERAL. Borrower shall provide to Administrative Agent insurance certificates or other evidence of coverage in form reasonably acceptable to Administrative Agent, with coverage amounts, deductibles, limits and retentions as reasonably required by Administrative Agent. Administrative Agent acknowledges that the insurance coverage in place on the Effective Date, including the deductibles in connection therewith, is acceptable to Administrative Agent as of the Initial Advance Disbursement Date, but shall not be deemed to limit Administrative Agent’s rights to require future modifications that are consistent with the terms hereof. All insurance policies shall provide that the coverage shall not be cancelable without ten (10) Business Days’ prior written notice to Administrative Agent of any cancellation for nonpayment of premiums, and not less than thirty (30) days’ prior written notice to Administrative Agent of any other cancellation or any modification (including a reduction in coverage). Administrative Agent, for the benefit of Lenders, shall be named under a Lender’s Loss Payable Endorsement (form #438BFU or equivalent) on all insurance policies that Borrower or Operating Lessee actually maintains with respect to the Property. All insurance policies shall be issued and maintained by insurers approved to do business in the state in which the Property is located and must have with an AM Best Company financial rating of at least A- VII.

Page 60 ARTICLE 6 REPRESENTATIONS AND WARRANTIES As a material inducement to Administrative Agent’s and Lenders’ entry into this Agreement, each Borrower and Operating Lessee represents and warrants to Administrative Agent and each Lender, as of the Effective Date, as follows: 6.1 AUTHORITY. Each Loan Party is in compliance with all Applicable Laws applicable to its organization, existence and transaction of business in the state in which it is organized and any state in which it is (or is required to be) qualified to do business, and each Loan Party has all necessary rights and powers to enter into and perform its obligations under the Loan Documents to which it is a party, including (i) in the case of Borrower, the power to borrow the Loan, and (ii) in the case of each Borrower and Operating Lessee, the power to own, improve, develop, lease and operate, as applicable, the Property (with respect to each Borrower, to the extent owned by it) in accordance with the applicable terms and provisions of the Loan Documents. 6.2 BINDING OBLIGATIONS/ENFORCEABILITY. Each Loan Party is authorized to execute, deliver and perform its obligations under the Loan Documents to which it is a party, and such obligations are valid and binding obligations of such Loan Party, enforceable against it in accordance with their terms. 6.3 FORMATION AND ORGANIZATIONAL DOCUMENTS; CONTROL. (a) Borrower has delivered to Administrative Agent all Organizational Documents of each Loan Party and each Affiliate thereof as to which such delivery has been required by Administrative Agent, and all such Organizational Documents remain in full force and effect and have not been amended, restated, replaced, supplemented or modified since they were delivered to Administrative Agent. A true and accurate organizational chart showing the direct and indirect owners of Equity Interests in each Borrower, Operating Lessee and Guarantor (other than the stockholders of Park Hotels and the preferred stockholders of PK Domestic REIT Inc.) is attached hereto as Schedule 6.3 (the “Organizational Chart”). (b) As of the Effective Date, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to Administrative Agent in connection with this Agreement is true and correct in all material respects. (c) As of the Effective Date each Loan Party is Controlled by Park Hotels. 6.4 NO VIOLATION. Each Loan Party’s execution, delivery, and performance under the Loan Documents to which it is a party (including the assignment of all rights with respect to the Collateral) does not: (a) require any consent or approval not heretofore obtained under any Organizational Documents of such Loan Party or other document; (b) require any consent or approval by any Person not heretofore obtained; (c) violate any Applicable Laws applicable to such Loan Party or the Property; or (d) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which such Loan Party or the Property is bound or regulated other than in any case in which the counterparty to such document has consented to otherwise approved the same. 6.5 COMPLIANCE WITH LAWS. The Property and the use thereof as of the Effective Date comply, in all material respects, with all Applicable Laws. To Borrower’s knowledge, each Property is a separate legal parcel lawfully created in full compliance with all subdivision laws and ordinances and is properly zoned for the use thereof as of the Effective Date.

Page 61 6.6 LITIGATION. There are no claims, actions, suits, or proceedings pending, or to Borrower’s knowledge, threatened against Borrower or Operating Lessee or affecting the Property that are not covered by existing and valid insurance policies. There are no claims, actions, suits or proceedings pending, or to Borrower’s knowledge, threatened against Guarantor which, if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 6.7 FINANCIAL CONDITION. All financial statements and information heretofore delivered to Administrative Agent by Borrower, including information relating to the financial condition of each Loan Party and the Property, fairly and accurately represent the financial condition of the subject thereof as of the respective dates of such financial statements and information, in all material respects, and, with respect to all financial statements, have been prepared (except as noted therein) in accordance with GAAP. The foregoing representation shall not apply to any such financial data that constitutes projections, provided that Borrower represents and warrants that such projections were made in good faith and that Borrower has no reason to believe that such projections are materially inaccurate. 6.8 NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the financial condition of any Loan Party since the dates of the latest financial statements furnished to Administrative Agent with respect to such Loan Party and, except as otherwise disclosed to Administrative Agent in writing expressly referencing this Section, no Loan Party has entered into any material transaction that is not in the ordinary course of such Loan Party’s business or disclosed in such financial statements. 6.9 ACCURACY. All reports, documents, instruments, written information and forms of evidence delivered by any Loan Party to Administrative Agent concerning such Loan Party, any Property and/or any other Collateral or otherwise in connection with the Loan are accurate and correct in all material respects and do not contain any material misrepresentation or material omission. 6.10 TAX LIABILITY. Each Loan Party has filed, or has caused to be filed, all required federal, state, county and municipal tax returns with respect to Taxes and assessment which are due and payable and has paid all such Taxes and assessments which are and payable (other than, (i) the ongoing contests(s) with respect to real property Taxes for the years 2015-2025, and (ii) with respect to any remaking of the foregoing representation, any such Taxes and/or assessments which are being contested by Borrower and/or Operating Lessee pursuant to Section 14.7), and Borrower has no knowledge of any basis for any additional payment which is due with respect to any such Taxes and assessments. No portion of any Property is exempt from taxation or constitutes an “omitted” tax parcel. Except as disclosed in the Title Policy (or, prior to the Initial Advance, the Pro Forma Title Policy) with respect thereto, each Property constitutes a separate tax lot or lots, with a separate tax assessment or assessments, independent of any other land or improvements not constituting a part of such Property and no other land or improvements is assessed and taxed together with any portion of such Property. 6.11 TITLE TO ASSETS; NO LIENS. Borrower has good and indefeasible title to the Property, and Borrower or Operating Lessee has good and indefeasible title to all other Collateral, in each case, free and clear of all Liens except Permitted Liens. 6.12 OPERATING LEASE. Borrower has made available to Administrative Agent a true, correct and complete copy of the Operating Lease, and there are no oral agreements with respect to the Operating Lease. As of the Effective Date, (i) the Operating Lease is unmodified (i.e., other than as set forth in the definition of “Operating Lease”) and is in full force and effect, (ii) no party to the Operating Lease is in default thereunder, and (iii) except for the Operating Lease, there are no agreements between any Borrower and Operating Lessee concerning the lease and operation of the Property. Neither Borrower nor Operating Lessee has assigned its interest under the Operating Lease, except to Administrative Agent pursuant to the Loan Documents.

Page 62 6.13 MANAGEMENT AGREEMENTS. Borrower has made available to Administrative Agent a true, correct and complete copy of each Management Agreement, and there are no oral agreements between any Borrower and/or Operating Lessee and any Manager. As of the Effective Date, (i) each Management Agreement is unmodified (i.e., other than as set forth on Schedule 1.2) and in full force and effect, (ii) Operating Lessee is not in default under any Management Agreement, and to the knowledge of Borrower and Operating Lessee, the applicable Manager is not in default under the Management Agreement to which it is a party, and (iii) except for the applicable Management Agreement with respect to a Property, there are no material agreements between any Borrower or Operating Lessee and any other Person in any way concerning the management of such Property. Operating Lessee has not assigned its interest under any Management Agreement except to Administrative Agent pursuant to the Loan Documents. 6.14 GROUND LEASES. Borrower has made available to Administrative Agent a true, correct and complete copy of each Ground Lease, and there exist no amendments of any such Ground Lease or oral agreements with respect any such Ground Lease. As of the Effective Date, (i) each Ground Lease is unmodified and is in full force and effect, (ii) no party to any Ground Lease is in default thereunder, and (iii) except for the Ground Leases and the Operating Lease, there are no agreements between any Borrower and any other Borrower in any way concerning the lease of any Property. Neither Borrower which is a party to a Ground Lease has assigned its interest thereunder, except to Administrative Agent pursuant to the Loan Documents. 6.15 UTILITIES. All utility services which are necessary for the operation of a particular Property (including, to the extent necessary for the operation of such Property, gas, water, sewage, electrical and telephone), are available at or within the boundaries of the Property. 6.16 INTENTIONALLY OMITTED. 6.17 INTENTIONALLY OMITTED. 6.18 PERMITS. All material Permits have been obtained and are in full force and effect. The use being made of each Property is in conformity with any certificate of occupancy issued for such Property. As of the Effective Date, there is no pending or threatened proceeding or action to revoke, attack, invalidate, rescind or modify any Permit which is currently in effect. 6.19 PHYSICAL CONDITION. Neither Borrower nor Operating Lessee has received notice from any insurance company, bonding company, or Manager of (i) any defects or inadequacies in the Property or any part thereof that remain unremedied and would (A) adversely affect the insurability of the same, (B) cause the imposition of extraordinary premiums or charges thereon under any policy of insurance or (C) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (ii) any termination or threatened termination of any policy of insurance or bond. 6.20 PERSONAL PROPERTY. Other than the Personal Property and any personal property which is owned by a Person other than a Borrower or Operating Lessee (including, without limitation, the lessors under Permitted Equipment Leases, tenants at the Property, transient hotel guests and the Manager), no personal property is located on or within any Property or used or proposed to be used in any Property. 6.21 FF&E AND INVENTORY. The FF&E and the Inventory at each Property are adequate and sufficient for the use, occupancy, operation and maintenance of such Property in a manner sufficient to meet the brand standards as set forth in the applicable Management Agreement.

Page 63 6.22 ANNUAL BUDGET. Each Annual Budget for the calendar year 2026 and all of the amounts set forth therein present a reasonable estimate of the Gross Operating Revenues and all Gross Operating Expenses for the applicable Property(ies) for such calendar year. 6.23 ACCOUNTS. The applicable Accounts with respect to a particular Property comprise all the bank accounts, depository accounts, certificates of deposit, intercompany balances or other accounts of any kind or description in which any revenues from such Property are at any time deposited, held or maintained, other than those held by the applicable Manager pursuant to the Management Agreement to which it is a party. 6.24 VEHICLES. The vehicles listed on Schedule 6.24 are the only titled vehicles used in the operation of any Property. Promptly following the receipt of any written request therefor from Administrative Agent from time to time, Borrower shall provide to Administrative Agent an updated Schedule 6.24 or confirm to Administrative Agent, in writing, whether there have been changes to such schedule from the schedule attached to this Agreement or the most recent updated schedule delivered to Administrative Agent pursuant hereto (as applicable). All golf carts used in connection with any Property are leased and not owned by any Loan Party or any Affiliate of any Loan Party. 6.25 BUSINESS LOAN. The Loan is a business loan transaction in the stated amount solely for the purpose of carrying on the business of Borrower and Operating Lessee and none of the proceeds of the Loan will be used for any personal, family or agricultural purposes whatsoever. 6.26 LEASES. Except as set forth on Schedule 6.26, there are no Leases. Borrower has delivered to Administrative Agent true and correct copies of all Leases, and all such Leases remain in full force and effect and have not been amended, restated, supplemented, replaced or modified other than pursuant to documents copies of which have been delivered to Administrative Agent. 6.27 NO SUBORDINATION. There is no agreement, indenture, contract or instrument to which any Borrower and/or Operating Lessee is a party or by which any Borrower and/or Operating Lessee may be bound that requires the subordination in right of payment of any of such Borrower’s and/or Operating Lessee’s obligations under this Agreement to any other obligation of such Borrower and/or Operating Lessee. 6.28 EMPLOYEE BENEFIT MATTERS. (a) As of the Effective Date, none of any Loan Party or any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans. (b) Each Loan Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA, the Internal Revenue Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Internal Revenue Code has not yet expired and except where a failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (c) Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Internal Revenue Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by any Loan Party or any ERISA Affiliate that remains unsatisfied for any taxes

Page 64 or penalties assessed with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) As of the Effective Date, except where the failure of any of the following representation to be correct could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Pension Plan has been terminated, nor has any Pension Plan become subject to funding based upon benefit restrictions under Section 436 of the Internal Revenue Code, nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Loan Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Sections 412 or 430 of the Internal Revenue Code, Section 302 of ERISA or the terms of any Pension Plan on or prior to the due dates of such contributions under Sections 412 or 430 of the Internal Revenue Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan; (e) Except where the failure of any of the following representations to be correct could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither any Loan Party nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Internal Revenue Code; (ii) incurred any liability to the PBGC that remains outstanding other than the payment of premiums and there are no premium payments that are due and unpaid; (iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Internal Revenue Code; (f) No Termination Event has occurred or is reasonably expected to occur; (g) Except where the failure of any of the following representation to be correct could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to its knowledge, threatened concerning or involving: (i) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Loan Party or any ERISA Affiliate; (ii) any Pension Plan; or (iii) any Multiemployer Plan. (h) No Loan Party nor any Affiliate thereof is a party to any contract, agreement or arrangement that could, solely as a result of the delivery of this Agreement or the consummation of transactions contemplated hereby, result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code. (i) As of the Effective Date, Borrower is not nor will it be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loan. 6.29 MAJOR CONTRACTS. Except as set forth on Schedule 6.29, as of the Effective Date, there are no Major Contracts. Borrower has delivered to Administrative Agent true and correct copies of each Major Contract, and each such Major Contract remains in full force and effect. With respect to each Major Contract, the applicable Borrower or Operating Lessee (as applicable) is not in default thereunder, and to Borrower’s knowledge, the counterparty to such Major Contract is not in default thereunder. No Major Contract has been amended, restated, supplemented, replaced or modified other than pursuant to documents copies of which have been delivered to Administrative Agent.

Page 65 6.30 FULL FORCE AND EFFECT. The Notes and other Loan Documents are in full force and effect without any defense, counterclaim, right or claim of set-off. 6.31 COMPLIANCE WITH MATTERS OF RECORD. With respect to each Property, the applicable Borrower and Operating Lessee have complied, and at all times and in all material respects, with all requirements and restrictions of record and/or shown in the Title Policy (or, prior to the Initial Advance, the Pro Forma Title Policy) applicable to such Property. 6.32 SOLVENCY. Each Loan Party has: (a) not entered into the transaction or any Loan Document with the intent to hinder, delay, or defraud any creditor; and (b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. After giving effect to the Loan, the aggregate amount of the fair saleable value of each Borrower’s assets exceed and will, immediately following the making of the Loan, exceed such Borrower’s total liabilities, including subordinated, unliquidated, disputed and contingent liabilities. The aggregate amount of the fair saleable value of each Borrower’s assets is, and Borrower believes the same will, immediately following the making of the Loan, be greater than such Borrower’s probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Each Borrower’s assets do not and, Borrower believes the same, immediately following the making of the Loan, will not, constitute unreasonably small capital to carry out such Borrower’s business as conducted or as proposed to be conducted. Neither Borrower nor Operating Lessee intends to, and does not believe that it will, incur indebtedness and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by it and the amounts to be payable on or in respect of its obligations). 6.33 PROJECT INFORMATION. (a) The recitals described in this Agreement with respect to each Property are true and correct; (b) except as may be shown on the Zoning Report, each Property includes adequate parking to comply with Applicable Laws, (c) except as may be shown on the Survey, each Property currently has paved access to a completed and dedicated public thoroughfare in both directions; and (d) Borrower has no knowledge that, or reason to believe that, any archaeological ruins, discoveries or specimens exist on any Property. 6.34 TRADE NAMES; INTELLECTUAL PROPERTY. Neither any Borrower nor Operating Lessee owns any intellectual property rights in trademarks (other than common law trademarks), trade names, service marks or logos that are used or which are intended to be used in connection with the ownership, operation, management or leasing of any Property and which are unique to such Property. 6.35 SANCTIONS, ANTI-CORRUPTION AND ANTI-MONEY LAUNDERING AND ANTI-TERRORISM LAWS. None of any Borrower or, to the knowledge of Borrower, (i) any other Person in the Borrowing Group or (ii) any agent or representative of Borrower that will act in any capacity in connection with or benefit from the Loan: (A) is a Sanctioned Person or currently the subject or target of any Sanctions; (B) has its assets located in a Sanctioned Country; (C) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons; or (D) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws, Anti-Terrorism Laws or Anti-Money Laundering Laws. Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by each Person in the Borrowing Group with the Anti-Corruption Laws and Anti-Terrorism Laws. Each Borrower and, to the knowledge of Borrower, each other Person in the Borrowing Group is in compliance with the Anti-Corruption Laws, Anti-Terrorism Laws and Anti- Corruption Laws in all material respects. 6.36 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulation U of

Page 66 the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with such Regulation U or any other Regulations of such Board of Governors or for any purposes prohibited by Applicable Law or in breach of Section 2.1. 6.37 FOREIGN PERSON. No Borrower is a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code. 6.38 INVESTMENT COMPANY ACT. No Borrower is required to be registered as an “investment company” or a company “controlled” by a company required to be registered as an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. 6.39 CASUALTY; CONDEMNATION. No portion of any Property has been damaged or destroyed by fire or any other casualty and remains unrepaired or unrestored. No condemnation or other proceeding is pending or, to Borrower’s knowledge, is contemplated with respect to all or any portion of any Property or for the relocation of the roadways providing direct physical and legal access to any Property. 6.40 NO LLC/LP DIVISION. No Loan Party has created or adopted a Plan of Division, or filed a Certificate of Division, or has otherwise effectuated a LLC Division or LP Division, as applicable, of such Person. 6.41 MATERIAL PROPERTY AGREEMENT DOCUMENT REPRESENTATIONS. With respect to each Material Property Agreement, (a) such Material Property Agreement is in full force and effect and has not been amended, restated, supplemented, replaced or modified other than pursuant to documents copies of which have been delivered to Administrative Agent, (b) the applicable Borrower or Operating Lessee (as applicable) is not in default thereunder, and to Borrower’s knowledge, (i) the counterparty to such Material Property Agreement is not in default thereunder and (ii) no event has occurred which, but for the passage of time, the giving of notice, or both, would constitute a default by any party to such Material Property Agreement thereunder, (c) all rents and additional rents (as applicable) and any other sums which are due and payable by the applicable Borrower or Operating Lessee (as applicable) under such Material Property Agreement have been paid in full, and (d) the applicable Borrower or Operating Lessee (as applicable) to such Material Property Agreement has not commenced any action or given or received any notice with respect to the termination of such Material Property Agreement, nor does the applicable Borrower or Operating Lessee (as applicable) have any knowledge of the commencement of any such action by the counterparty to such Material Property Agreement. 6.42 INTENTIONALLY OMITTED. 6.43 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by any Loan Party in the Loan Documents to which it is a party shall (i) survive the execution of this Agreement, the making of all Advances hereunder and the execution and delivery of all other documents and instruments in connection with the Loan, so long as any Indebtedness remains outstanding (but shall be deemed to have been given on the Effective Date or such later date as they are deemed to be remade in accordance with the terms of the Loan Documents), and (ii) be deemed to have been relied upon by Administrative Agent and Lenders notwithstanding any investigation heretofore or hereafter made by Administrative Agent or any Lender or on its behalf. ARTICLE 7 REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING SPECIAL PURPOSE ENTITY STATUS Each of Borrower and Operating Lessee hereby represents, warrants and covenants to Administrative Agent and Lenders as follows:

Page 67 7.1 LIMITED PURPOSE. (a) Borrower. The sole business which each Borrower has undertaken since the date of such organization has been, and the sole business to be undertaken by each Borrower following the Effective Date shall be, to conduct the following activities: (a) to acquire, own, hold, lease, operate, manage, develop, maintain, and improve the Property owned by it and the other Collateral owned by it; (b) to enter into and perform its obligations under the Loan Documents (or, in the case of periods prior to the Effective Date, its obligations under documents referencing mortgage indebtedness which has been fully repaid prior to the Effective Date); (c) to sell, transfer, service, convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with the Property and other Collateral owned by it to the extent permitted under the Loan Documents; and (d) to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the foregoing mentioned purposes. (b) Operating Lessee. The sole business which Operating Lessee has undertaken since the date of such organization has been, and the sole business to be undertaken by Operating Lessee following the Effective Date shall be, to conduct the following activities: (a) to lease and manage the Property and acquire, own and hold the other Collateral owned by it; (b) to enter into and perform its obligations under the Loan Documents (or, in the case of periods prior to the Effective Date, its obligations under documents referencing mortgage indebtedness which has been fully repaid prior to the Effective Date); (c) to sell, transfer, service, convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with the Collateral owned by it to the extent permitted under the Loan Documents; and (d) to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the foregoing mentioned purposes. 7.2 LIMITATIONS ON DEBT, ACTIONS. Notwithstanding anything to the contrary in the Loan Documents or in any other document governing the formation, management or operation of any SPE Party, no SPE Party shall: (a) engage, directly or indirectly, in any business other than as provided in the applicable subsection of Section 7.1; (b) incur, create, assume or permit itself to be subject to any indebtedness or liabilities, including, without limitation, any PACE Loans, subordinate or mezzanine indebtedness respecting such SPE Party and/or other third party financing, other than: (i) in the case of each SPE Party which is a Borrower, (A) the Loan, and (B) any Qualified Swap Agreement or Required Interest Rate Protection Agreement entered into in connection with the Loan in accordance with the terms and provisions of Section 9.12, and (ii) in the case of each SPE Party, (x) unsecured trade payables incurred in the ordinary course of such SPE Party’s business that: (1) are related to the ownership, leasing, operation and/or development of the Property; (2) in the aggregate with all such unsecured trade payables incurred by each other SPE Party, do not to exceed $14,000,000; (3) are not evidenced by a note; (4) must be paid within sixty (60) days and are not more than sixty (60) days past due; and (5) are otherwise not prohibited under the Loan Documents; and (y) state taxes and fees imposed on limited liability companies; and

Page 68 (c) buy or hold evidence of indebtedness issued by any other Person (other than cash or investment-grade securities); (d) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) or own any equity interest in, or any stock or securities of, any other entity; (e) (i) engage in or suffer (A) any dissolution, winding up, liquidation, consolidation or merger with respect to it, or (B) any sale or other transfer of all or substantially all of its assets or any sale of assets outside the ordinary course of its business, except as permitted by the Loan Documents, (ii) create or adopt a Plan of Division, or file a Certificate of Division, or otherwise effectuate a LLC Division; (iii) be liquidated, terminated, dissolved, or merged or consolidated into another entity pursuant to a LLC Division; (iv) be divided into two or more Persons, including, without limitation, becoming a Divided LLC (whether or not the original Person survives such division); or (v) be created, or reorganized into, one or more series pursuant to a LLC Division or otherwise; (f) own any asset or property other than (i) in the case of each SPE Entity which is a Borrower, the Property and other Collateral which is owned by it, and (ii) in the case of Operating Lessee, the Collateral which is owned by it; or (g) take any Material Action without the unanimous written approval of all of its members. 7.3 SEPARATENESS COVENANTS. In order to maintain its status as a separate entity and to avoid any confusion or potential consolidation with any Affiliate, each SPE Party represents and warrants that, in the conduct of its operations since its organization it has observed, and covenants that it shall continue to observe, the following covenants (collectively, the “Separateness Provisions”): (a) other than solely with respect to Borrower (including between or among each Borrower) and Operating Lessee, maintain (i) books and records and bank accounts separate from those of any other Person (other than certain commingling of funds with affiliates of the Loan Parties in (x) the existing master concentration account which will, prior to the Initial Advance Disbursement Date, be replaced by the Concentration Account, (y) the existing accounts payable disbursement account which will, prior to the Initial Advance Disbursement Date, be replaced by the AP Disbursement Account, and (z) the existing investment account which will, prior to the Initial Advance Disbursement Date, be replaced by the Investment Account) and (ii) its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets; (b) comply with all organizational formalities necessary to maintain its separate existence; (c) hold itself out to creditors and the public as a legal entity separate and distinct from any other entity; (d) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person except that the assets of such Person may be included in a consolidated financial statement of its Affiliate so long as appropriate notation is made on such consolidated financial statements to indicate the separateness of such Person from such Affiliate and to indicate that such Person’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person; (e) prepare and file its own tax returns separate from those of any Person to the extent required by applicable law, except in the event that it will be included as a disregarded entity in the filing of its parent’s tax return or will be included in the filing of a consolidated tax return; (f) allocate and charge fairly and reasonably any common employee or overhead shared with Affiliates; (g) not engage in any transaction with any of its Affiliates except (i) the transaction in respect of the Loan, (ii) as applicable to such SPE Entity, (A) the Operating Lease and/or (B) the Ground Leases, or (iii) otherwise on other than fair market, arms’-length terms and conditions and pursuant to written, enforceable agreements; (h) conduct business in its own name, and use separate stationery, invoices and checks bearing its own name; (i) except

Page 69 (1) as between or among each Borrower (or any Borrower(s)) and/or each Borrower (or any Borrower(s)) and Operating Lessee, and (2) commingling of funds with affiliates of the Loan Parties in (X) the existing master concentration account prior to the replacement thereof with the Concentration Account, not commingle its assets or funds with those of any other Person, (Y) the existing accounts payable disbursement account which will, prior to the Initial Advance Disbursement Date, be replaced by the AP Disbursement Account, and (Z) the existing investment account which will, prior to the Initial Advance Disbursement Date, be replaced by the Investment Account; (j) not assume, guarantee or pay the debts or obligations of any other Person or hold out its credit as being available to pay the obligations of any other Person, other than each Borrower and Operating Lessee with respect to each other (x) as contemplated and/or permitted pursuant to the Loan Documents and (y) pursuant to the Operating Lease or the owner agreement executed by such Person in connection with the Management Agreement to which it is a party; (k) correct any known misunderstanding as to its separate identity; (l) not permit any Affiliate to guarantee or pay its obligations (other than (I) Borrower and Operating Lessee with respect to each other as contemplated and/or permitted pursuant to the Loan Documents and/or the Operating Lease and (II) Guarantor pursuant to the Guaranty and the Indemnity); (m) other than any obligations arising between a Borrower and Operating Lessee under and pursuant to the Operating Lease, make or permit to remain outstanding any loan or advance to any Person; (n) pay its liabilities and expenses from its own funds; (o) maintain a sufficient number of employees (if any) in light of its contemplated business operation and pay the salaries of any such employees only from its own funds; (p) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character in light of its contemplated business operations (provided that, for the avoidance of doubt, nothing in the foregoing shall require any Affiliate of an SPE Party to make any additional capital contributions to such SPE Party); and (q) cause the managers, officers, employees (if any), agents and other representatives of such SPE Party to act at all times with respect to such SPE Party consistently and in furtherance of the foregoing. Failure of any SPE Party to comply with any of the covenants contained in this Section or any other covenants contained in this Agreement shall not affect the status of such SPE Party as a separate legal entity. 7.4 SPE COVENANTS IN SPE PARTY ORGANIZATIONAL DOCUMENTS. The provisions contained in this Article 7 have been incorporated into each SPE Party’s Organizational Documents, and each Borrower and Operating Lessee agrees not to (or permit any Person to) Modify its Organizational Documents (i) with respect to the provisions of this Article 7 or (ii) otherwise in any material respect, in each case, without the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed to any Modification pursuant to the foregoing clause (i)). 7.5 LIMITED QUALIFICATION FOR PARK CREDIT FACILITY DOCUMENTS. Notwithstanding anything to the contrary in this Agreement, from and after the Effective Date until the earlier of (i) the Initial Advance Disbursement Date and (ii) the date upon which the Park Credit Facility Document Release Condition has been satisfied, all applicable representations and covenants set forth in the foregoing sections of this Article 7 (including, without limitation, Section 7.2(b) and clause (j) of Section 7.3) shall be deemed to be qualified by references to the Park Credit Facility Documents and the indebtedness and liabilities of Borrower created pursuant thereto. ARTICLE 8 HAZARDOUS MATERIALS 8.1 SPECIAL REPRESENTATIONS AND WARRANTIES. Without in any way limiting the other representations and warranties set forth in this Agreement, each Borrower and Operating Lessee hereby represents and warrants to Administrative Agent and Lenders, to its knowledge (after reasonable investigation and inquiry) and except as set forth in that certain report described on Schedule 8.1 attached

Page 70 hereto (the “Environmental Report”) (but without limiting Borrower’s and Operating Lessee’s obligations under Section 8.2), as of the Effective Date, as follows: (a) Hazardous Materials. There is not, and has not been, at, in, on, or under the Property any use, handling, generation, manufacture, storage (above ground or underground), treatment, release, threatened release, discharge, disposal, transportation or presence (whether from on-site or off-site sources) of any oil or other petroleum products or byproducts, flammable materials, asbestos, urea formaldehyde insulation, lead-based paint, radon gas, mold, toxic mold or other fungi, radioactive materials, polychlorinated biphenyls (PCBs), hazardous wastes, toxic or contaminated substances or similar materials, including any substances that are “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “wastes,” “regulated substances,” “industrial solid wastes,” or “pollutants or contaminants” under any Hazardous Materials Laws, as defined below, and/or other applicable environmental laws, ordinances and regulations (collectively, the “Hazardous Materials”). “Hazardous Materials” shall not include commercially reasonable amounts of such materials used in the ordinary course of operation of any Property that are transported, handled, used and stored in accordance with all applicable Hazardous Materials Laws and that are only transported, handled, used or stored in quantities necessary for the efficient operation of Borrower’s and/or Operating Lessee’s business. (b) Hazardous Materials Laws. The Property is, has been, and will be in compliance with all Applicable Laws now or hereafter enacted governing or relating to health, safety, industrial hygiene, the environment, natural resources or Hazardous Materials (“Hazardous Materials Laws”), including: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Hazardous Materials Transportation Act, as amended 49 U.S.C. Section 1801 et seq.; the Atomic Energy Act, as amended, 42 U.S.C. Section 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. Section 136 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; each as now and hereafter amended, and the regulations thereunder, and any other applicable local, state and/or federal laws or regulations that govern: (i) the existence, investigation, cleanup, remedy and/or other response to any release of Hazardous Substances or environmental contamination on or related to any Property; (ii) the protection of human health or the environment from any release of any Hazardous Materials or contamination on or related to any Property; (iii) the generation, treatment, storage or disposal of Hazardous Materials; (iv) the transfer of property potentially impacted by Hazardous Materials; or (v) the use, handling, generation, transport, treatment, removal or recovery of any Hazardous Materials, including any and all building materials. (c) Hazardous Materials Claims. There are no claims, actions, proceedings, Liens, liabilities or investigations (“Hazardous Materials Claims”) pending or threatened against any Borrower, Operating Lessee or any Property by any Governmental Authority or by any other Person relating to Hazardous Materials or pursuant to any Hazardous Materials Laws. 8.2 HAZARDOUS MATERIALS COVENANTS. Each Borrower and Operating Lessee agrees as follows:

Page 71 (a) No Hazardous Activities. It shall (i) not cause or permit any Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials, and (ii) not install any underground storage tanks of any size at the Property. (b) Compliance. It shall comply, cause the Property to comply with, and use commercially reasonable efforts to cause each Manager and the tenants at the Property to comply with all Hazardous Materials Laws. (c) Notices. It shall (i) promptly notify Administrative Agent in writing of: (A) to the extent not previously disclosed by Borrower and/or Operating Lessee to Administrative Agent or disclosed in the Environmental Report, any knowledge that it obtains (1) of any Hazardous Materials on, under, about or otherwise impacting any Property, or (2) that any Property does not comply with any Hazardous Materials Laws; and (B) any Hazardous Materials Claims initiated or, to the knowledge of Borrower or Operating Lessee, threatened, and (ii) promptly forward to Administrative Agent copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or presence of any Hazardous Material on, under, about or otherwise impacting any Property. (d) Remedial Action. In response to the presence of any Hazardous Materials on, under, about or otherwise impacting the Property, it shall promptly take, at Borrower’s sole expense, all remedial action required to remove the Hazardous Materials, including, but not limited to, such actions required by any Hazardous Materials Laws, regulatory agency, governing body or any judgment, consent decree, settlement or other compromise involving Hazardous Materials. 8.3 INSPECTION BY ADMINISTRATIVE AGENT. From time to time (i) following the occurrence and during the continuance of a Default (and whether before or after the commencement of a non-judicial or judicial foreclosure proceeding) or (ii) if Administrative Agent has a reasonable basis for believing that any release or threatened release of Hazardous Materials has occurred at any Property, upon reasonable prior written notice to Borrower (and at reasonable times) and in the case of either the foregoing clause (i) or clause (ii) at the sole cost and expense of Borrower, Administrative Agent, or its employees and agents, may enter, inspect and take samples of the Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property and/or obtain an updated Phase I Environmental Site Assessment or other environmental audit, provided that, in connection therewith, (A) so long as no Default is then continuing, a representative of Borrower shall be permitted to accompany Administrative Agent and its employees and agents during such inspection, and (B) Administrative Agent and its employees and agents shall use commercially reasonable efforts not to unreasonably disrupt the operations being conducted on the Property or any tenant or guest at the Property in connection therewith. 8.4 HAZARDOUS MATERIALS INDEMNITY. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS INDEMNITEES FOR, FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING REASONABLE ATTORNEYS’ AND CONSULTANTS’ FEES AND EXPENSES) (COLLECTIVELY, “LOSSES”) THAT INDEMNITEES MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, TRANSPORTATION OR PRESENCE OF ANY HAZARDOUS MATERIALS THAT ARE FOUND IN, ON, UNDER, ABOUT OR MIGRATING ONTO OR FROM THE PROPERTY; (B) ANY VIOLATION OR CLAIM OF VIOLATION OF ANY HAZARDOUS MATERIALS LAWS WITH RESPECT TO THE PROPERTY; (C) ANY INDEMNITY CLAIM BY A THIRD PARTY AGAINST

Page 72 ONE OR MORE INDEMNITEES IN CONNECTION WITH ANY OF THE FOREGOING; OR (D) THE BREACH OF ANY COVENANTS (OR REPRESENTATIONS AND WARRANTIES) OF BORROWER AND/OR OPERATING LESSEE UNDER THIS ARTICLE. SUCH INDEMNITY SHALL INCLUDE: (i) THE COSTS, WHETHER FORESEEABLE OR UNFORESEEABLE, OF ANY REPAIR, CLEANUP OR DETOXIFICATION OF THE PROPERTY OR THE REMOVAL OR REMEDIATION OF ANY HAZARDOUS MATERIALS (REGARDLESS OF THE MEDIUM) FROM THE PROPERTY OR THE TAKING OF ANY EMERGENCY ACTION, THAT IS REQUIRED BY ANY GOVERNMENTAL AUTHORITY OR IS OTHERWISE NECESSARY TO RENDER THE PROPERTY IN COMPLIANCE WITH ALL HAZARDOUS MATERIALS LAWS; (ii) ALL OTHER DIRECT OR INDIRECT CONSEQUENTIAL DAMAGES (INCLUDING ANY THIRD PARTY TORT CLAIMS OR GOVERNMENTAL CLAIMS, FINES OR PENALTIES AGAINST ANY AND ALL INDEMNITEES); AND (iii) ALL COURT COSTS AND REASONABLE ATTORNEYS’ FEES AND EXPENSES PAID OR INCURRED BY ANY AND ALL INDEMNITEES. EACH INDEMNITEE SHALL HAVE THE RIGHT AT ANY TIME TO APPEAR IN, AND TO PARTICIPATE IN AS A PARTY IF IT SO ELECTS, AND BE REPRESENTED BY COUNSEL OF ITS OWN CHOICE IN, ANY ACTION OR PROCEEDING INITIATED IN CONNECTION WITH ANY HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS LAWS THAT AFFECT THE PROPERTY. BORROWER SHALL PROMPTLY PAY TO THE APPLICABLE INDEMNITEES ANY AMOUNTS OWING UNDER THIS INDEMNITY WITHIN TEN (10) DAYS FOLLOWING ITS RECEIPT OF WRITTEN DEMAND THEREFOR, TOGETHER WITH, IF NOT PAID WITHIN SUCH TEN (10) DAY PERIOD, INTEREST THEREON THEREAFTER UNTIL PAID AT THE DEFAULT RATE. BORROWER’S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND EACH LENDER PURSUANT TO THE FOREGOING SHALL SURVIVE (i) ANY JUDICIAL OR NON-JUDICIAL FORECLOSURE UNDER ANY OF THE LOAN DOCUMENTS, ANY SALE OF ANY PROPERTY PURSUANT TO A PRIVATE POWER OF SALE, ANY JUDICIAL SALE OF ANY PROPERTY, ANY SALE OF ANY PROPERTY BY A RECEIVER, OR ANY TRANSFER OF ANY PROPERTY IN LIEU OF ANY OF THE FOREGOING; (ii) THE RELEASE OR CANCELLATION OF ANY OF THE LOAN DOCUMENTS; AND (iii) THE SATISFACTION DATE (AS DEFINED IN THE INDEMNITY). Notwithstanding the foregoing, the foregoing indemnity shall not apply to Losses arising out of or resulting from any Hazardous Materials or other environmental condition at any Property (A) to the extent caused by or to the extent resulting from the gross negligence or willful misconduct of any Indemnitee or its employees or agents, or (B) that first comes into existence on any Property after the earlier of (1) the full repayment of the Indebtedness, or (2) any judicial or non-judicial foreclosure of such Property, any sale of such Property pursuant to a private power of sale, any judicial sale of such Property, any sale of such Property by a receiver, or any transfer of such Property in lieu of any of the foregoing; provided, however, that the limitation set forth in clause (1) shall cease to apply if any portion of the Indebtedness repaid by Borrower is at any time voided or otherwise rendered unenforceable pursuant to any state or Federal bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance or preference law, act, statute or regulation. NOTWITHSTANDING THE FOREGOING, IF ANY HAZARDOUS MATERIALS ARE DISCOVERED IN, ON UNDER OR ABOUT THE PROPERTY AFTER SUCH APPLICABLE DATE THAT ARE CONSISTENT WITH THE OWNERSHIP, OCCUPANCY, USE OR OPERATION OF THE PROPERTY WHICH OCCURRED DURING BORROWER’S OR OPERATING LESSEE’S OWNERSHIP, OCCUPANCY, USE OR OPERATION OF THE PROPERTY, THEN THERE IS A PRESUMPTION THAT THE USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL OF, TRANSPORTATION OR PRESENCE OF ANY OF SAID HAZARDOUS MATERIALS IN, ON, UNDER, ABOUT, OR MIGRATING FROM, THE PROPERTY OCCURRED DURING BORROWER’S OR OPERATING LESSEE’S OWNERSHIP, OCCUPANCY, USE OR OPERATION OF THE PROPERTY, AND BORROWER SHALL CONTINUE TO BE OBLIGATED TO INDEMNIFY HEREUNDER UNLESS BORROWER OVERCOMES SAID PRESUMPTION WITH THE BURDEN OF PROOF. The provisions of this Section 8.4 supersede, with respect to the matters addressed in this Section 8.4, the provisions of Section 14.1 and the indemnification provisions in the Security Instrument.

Page 73 ARTICLE 9 COVENANTS OF BORROWER AND OPERATING LESSEE 9.1 EXPENSES. Borrower shall pay to Administrative Agent, promptly following receipt of written demand therefor from Administrative Agent, all reasonable costs and expenses incurred by: (a) Administrative Agent in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, the Loan Documents (including due diligence expenses and reasonable travel expenses related to the closing of the Loan), and the consummation of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to Administrative Agent and all costs and expenses of Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents and of Administrative Agent in connection with the review of the Collateral and the reasonable fees and disbursements of counsel to Administrative Agent relating to all such activities; and (b) Administrative Agent and Lenders in connection with (i) the administration of this Agreement and the other Loan Documents, (ii) the enforcement or satisfaction by Administrative Agent or Lenders of any Loan Party’s obligations under any Loan Document to which it is a party, and (iii) any Default, provided that, in each case, in no event shall Borrower be liable for the payment of any such costs and expenses to the extent the same arise solely by reason of the gross negligence or willful misconduct of Administrative Agent or any Lender. For all purposes of this Agreement, Administrative Agent’s and Lenders’ costs and expenses shall include all out-of-pocket appraisal fees, cost engineering and inspection fees, reasonable legal fees and expenses, accounting fees, environmental consultant fees, auditor fees, recording and filing fees, UCC filing fees and/or UCC vendor fees, flood certification vendor fees, tax service vendor fees, and the cost to Administrative Agent and Lenders of any title insurance premiums, surveys, documentary stamp taxes, intangibles taxes, release, reconveyance, satisfaction and notary fees. Borrower recognizes and agrees that (in addition to the foregoing) an Appraisal may be required at Borrower’s expense by Administrative Agent’s or any Lender’s internal procedures and/or federal regulatory reporting requirements on an annual and/or specialized basis; provided, however, while no Default exists (and except as otherwise required in a particular circumstance pursuant to the terms of this Agreement), Borrower shall not be required to pay for more than one (1) such Appraisal for each Property during any twelve-month period. If any of the services described herein are provided by an employee of Administrative Agent, Administrative Agent’s reasonable costs and expenses for such services shall be calculated in accordance with Administrative Agent’s standard charge for such services. 9.2 ERISA COMPLIANCE. (a) Each Loan Party shall at all times comply with all material provisions of ERISA, the Internal Revenue Code and all other Applicable Laws with respect to any Employee Benefit Plan to which it or any ERISA Affiliate is a party as employer, and no later than ten (10) days after any Loan Party knows, or has reason to know, that any ERISA Event has occurred, Borrower shall furnish to Administrative Agent a written statement setting forth details as to such ERISA Event and the action, if any, that it and its ERISA Affiliates propose to take with respect thereto, together with a copy of any notice required or proposed to be given or filed by it or an ERISA Affiliate to or with the PBGC or any other Governmental Authority with respect thereto. (b) Each Loan Party shall take and cause to be taken all necessary actions so that: (i) such Person does not and shall not hold Plan Assets; and (ii) the execution, delivery and performance of this Agreement and the other Loan Documents does not and shall not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Assuming that no portion of the Loan is funded or held with Plan Assets, neither this Agreement nor any of the Loan Documents, nor the execution or delivery of this Agreement or of any of the other Loan Documents, nor the performance by it of its obligations under this Agreement or any other Loan Document to which it is a party, nor any transaction

Page 74 contemplated under this Agreement or any such other Loan Document (including the exercise by Administrative Agent or any Lender of any of its or their rights or remedies under this Agreement or under any other Loan Document), shall constitute or result in a nonexempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code. 9.3 LEASING. (a) Leasing at Each Property. The applicable Borrower and/or Operating Lessee (as applicable) shall use commercially reasonable efforts to cause any and all commercial space in each Property to be leased pursuant to a Lease at not less than a fair market rental rate, other than (i) in any case in which such Borrower or Operating Lessee (as applicable) has reasonably determined that the applicable space otherwise serves a business purpose with respect to the hotel operation in the applicable Property, such as an amenity (e.g. restaurant, spa, etc.), and (ii) that certain Space License Agreement, dated September 15, 2016, between Operating Lessee (as successor to Waldorf Hotel Borrower) and Hilton Domestic Operating Company, Inc., as amended. (b) Approval of Leases. Neither any Borrower nor Operating Lessee shall enter into, or permit Manager to enter into, any Lease that demises more than 5,000 square feet or imposes an annual rent greater than $500,000 (a “Major Lease”) (or any extension, renewal, modification or amendment of such lease) of space in any Property without Administrative Agent’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. If requested by Administrative Agent, Borrower and Operating Lessee shall use commercially reasonable efforts to cause to be provided a subordination and attornment agreement from the tenant under any Major Lease which is entered into by Borrower or Operating Lessee after the Effective Date in accordance with this Section 9.3(b), in form and substance reasonably satisfactory to Administrative Agent. 9.4 REQUIREMENTS OF LAW; ZONING; USE. Each of Borrower and Operating Lessee shall (i) comply, in all material respects, with all Applicable Laws, (ii) cause each Property to comply, in all material respects, with all Applicable Laws and all covenants, conditions, restrictions and easements with respect to such Property (subject to the right to contest any Proceeding with respect to the same pursuant to, and in accordance with, Section 9.6), (iii) not initiate or acquiesce to a zoning change of any Property or any portion thereof without prior written consent from Administrative Agent, and (iv) without limiting the foregoing, not permit or suffer to exist any illegal activities or activities relating to controlled substances at any Property (including, without limitation, any growing, distributing and/or dispensing of medical and/or recreational marijuana). 9.5 MAINTAIN PROPERTY. Each of Borrower and Operating Lessee shall: (a) not change, or permit to be changed, the primary use of any Property from the primary use thereof on the Effective Date (i.e., the use of the applicable Property on the Effective Date being substantially as (i) with respect to each of the Signia Property and the Waldorf Hotel Property, a hotel, and (ii) with respect to the Waldorf Golf Property, a golf course), without the written consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed; (b) operate and maintain, or cause to be operated and maintained, each Property (i) in good condition and repair, subject to ordinary wear and tear and damage by casualty;

Page 75 (c) with respect to each Property, to maintain, or cause to be maintained, all Permits necessary for the use and operation of such Property in full force and effect, and if any liquor license with respect to such Property expires or is revoked, Borrower and Operating shall use commercially reasonable and diligent efforts to renew or replace such liquor license if the same remains necessary in connection with the operation of such Property in a manner consistent with the operation of such Property on the Effective Date; (d) with respect to each Property, not make or permit to be made any alterations to any Property, without the prior written approval of Administrative Agent, which approval shall not be unreasonably withheld, condition or delayed, other than any such alterations which (i) are performed in the ordinary course of the business of Borrower and Operating Lessee, (ii) could not reasonably be expected to have a Material Adverse Effect and (iii) are (A) provided for in the Annual Budget (or Approved Annual Budget, if applicable) for such Property, (B) consist of alterations with respect to health, life or safety systems which are required to be made pursuant to Applicable Laws, (C) constitute a tenant improvement required to be made under a Lease existing on the Effective Date or a Lease entered into after the Effective Date in accordance with the terms of this Agreement, (D) are performed in connection with the restoration of such Property as a result of a casualty, or (E) are required to be performed pursuant to the terms of the applicable Management Agreement, provided that Operating Lessee does not otherwise have a right to consent thereto pursuant to such Management Agreement; (e) not remove or demolish, or permit to be removed or demolished, any Improvements (other than in connection with any alterations to the applicable Property which are expressly permitted by Section 9.5(d) or otherwise approved by Administrative Agent pursuant thereto) or commit any act of waste with respect to any Property; (f) with respect to each Property, maintain FF&E and Inventory in amounts which are reasonably necessary for the operation of such Property by Operating Lessee in the ordinary course of its business and in a manner sufficient to meet the brand standards as set forth in the applicable Management Agreement; (g) in connection with any alterations, renovations and capital improvements to any Property, make, or cause to be made, the same in a good and workmanlike manner, free of defects, in accordance with any applicable plans and specifications and in compliance will all Applicable Laws; and (h) in the event that, following the Effective Date, Borrower or Operating Lessee acquires ownership of any vehicle for use in the operation of any Property, upon the written request of Administrative Agent, take all action necessary to grant to Administrative Agent, for the benefit of Lenders, a Lien on such vehicle and to perfect such Lien. 9.6 PROCEEDINGS AND JUDGMENTS. If any legal proceedings are commenced seeking to enjoin or otherwise prevent or declare unlawful the use, occupancy, operation or maintenance of any Property or any portion thereof (a “Proceeding”), Borrower shall promptly notify Administrative Agent thereof in writing and, to the extent permitted by Applicable Law and at its sole expense: (a) cause such Proceeding to be contested in good faith; and (b) in the event of an adverse ruling or decision in such Proceeding, prosecute all allowable and commercially reasonable appeals with respect thereto. Promptly following the entry of any material, adverse order, judgment or decree against Borrower, Operating Lessee, any Property (or any portion thereof), or any Manager (with respect to applicable Property), Borrower shall furnish written notice to Administrative Agent.

Page 76 9.7 INTENTIONALLY OMITTED. 9.8 AMERICANS WITH DISABILITIES ACT COMPLIANCE. With respect to each Property, (i) Borrower shall cause such Property to comply in all material respects with, and shall be responsible for all compliance and reporting costs with respect to, the ADA, and (ii) promptly following its receipt of a written request therefor from Administrative Agent from time to time, Borrower shall provide Administrative Agent with written evidence of such compliance which is reasonably satisfactory to Administrative Agent. 9.9 SUBDIVISION MAPS. Prior to recording any map, plat, parcel map, lot line adjustment or other subdivision map of any kind covering any portion of any Property (collectively, “Subdivision Map”), Borrower shall submit such Subdivision Map to Administrative Agent for Administrative Agent’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. If any Subdivision Map is recorded in compliance with the foregoing, (i) within five (5) Business Days after receipt of Administrative Agent’s written request therefor, Borrower shall execute, acknowledge and deliver to Administrative Agent such amendments to the Loan Documents as Administrative Agent may reasonably require to reflect the change in the legal description of the applicable Property resulting from the recordation of such Subdivision Map, and (ii) promptly after the recordation of any amendment or other modification to the Security Instrument recorded in connection with such amendments, Borrower shall deliver to Administrative Agent, for the benefit of Lenders, at Borrower’s sole expense, a title endorsement to the Title Policy in form and substance reasonably satisfactory to Administrative Agent insuring the continued first priority Lien of the Security Instrument. Subject to the execution and delivery by Borrower of any documents required under this Section 9.9, Administrative Agent, on behalf of Lenders, shall, if required by Applicable Law, sign any Subdivision Map approved by Administrative Agent pursuant to this Section 9.9. 9.10 NOTICE. Borrower shall promptly give notice in writing to Administrative Agent of: (a) if the same could be reasonably expected to have a Material Adverse Effect, (i) any litigation pending or threatened against any Loan Party and/or (ii) the occurrence of any breach or default in the payment or performance of any obligation owing by any Loan Party to any Person, other than Administrative Agent and/or any Lenders, (b) any change in the name of any Loan Party; (c) any uninsured or partially uninsured loss to any Property (or any portion thereof) through fire or other casualty, theft, liability or damage; and (d) any termination or cancellation of any insurance policy that Borrower and/or Operating Lessee is required to maintain (or cause to be maintained) pursuant to this Agreement. 9.11 NO SECURED INDEBTEDNESS. From and after the Initial Advance Disbursement Date, other than Permitted Liens, no indebtedness of any Loan Party or any other Person (whether senior, mezzanine, subordinate or pari passu) may be secured by the Property, any other Collateral or any direct or indirect interest in Borrower or Operating Lessee. For the avoidance of doubt, no mezzanine financing shall be permitted without the consent of all Lenders. 9.12 SWAP AGREEMENTS; REQUIRED INTEREST RATE PROTECTION AGREEMENT. (a) Qualified Swap Agreements; Generally. (i) Qualified Swap Agreements. Borrower shall not enter into any Swap Agreement that is not a Qualified Swap Agreement. Without limiting the terms and provisions of Section 9.12(b) with respect to Required Interest Rate Protection Agreements, (A) Borrower, at its option, may enter into any other and further Qualified Swap Agreements and (B) for purposes of this Section 9.12(a) references to “Swap

Page 77 Agreement” mean and refer, individually or collectively as the context may suggest or require, to any Required Interest Rate Protection Agreement and any other or further Qualified Swap Agreement obtained by Borrower, respectively, as applicable at any time and as the context may suggest, permit, or require. (ii) Assignment of Interest Rate Protection Agreement, Etc. Borrower’s interest in each Swap Agreement to which it is a party shall be promptly assigned to Administrative Agent, for the benefit of Lenders, pursuant to an Assignment of Interest Rate Protection Agreement. Borrower shall promptly execute and deliver to Administrative Agent such confirmations from, and agreements with, the Counterparty to any Swap Agreement to which it is a party as may be reasonably requested by Administrative Agent in connection with such Swap Agreement. Borrower shall comply in all material respects with all of its obligations under the terms and provisions of each Swap Agreement to which it is a party and shall take all action reasonably requested by Administrative Agent to enforce Administrative Agent’s rights thereunder, including in the event of a default by the Counterparty thereunder. With respect to each Swap Agreement to which Borrower is a party which is not a Lender Swap Agreement, without the prior written consent of Administrative Agent in each instance, Borrower shall not: (A) waive or Modify any of its rights thereunder in any material respect; (B) consent or agree to any act or omission to act on the part of the Counterparty thereunder (or any successor or substitute party) which, without such consent or agreement, would constitute a material default or termination event under such Swap Agreement; (C) fail to exercise in a commercially reasonable manner its material rights under such Swap Agreement; (D) take or omit to take any action or suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under such Swap Agreement or any defense by the Counterparty thereunder to payment; or (E) fail to give prompt notice to Administrative Agent of any written notice of default given by or to Borrower under or with respect to such Swap Agreement, together with a complete copy of such notice. (iii) No Duty by Administrative Agent or Lenders, Etc. Borrower agrees that, other than a Lender Counterparty pursuant to a Lender Swap Agreement, neither Administrative Agent nor any Lender has any obligation, duty, or responsibility to Borrower or any other Person by reason of, or in connection with, any Swap Agreement to which Borrower is a party (including any duty to provide or arrange any such Swap Agreement, to consent to any mortgage or pledge of any Property or any portion thereof or any other Collateral as security for Borrower’s performance of its obligations under any such Swap Agreement, or to provide any credit or financial support for the obligations of Borrower or any other Person thereunder or with respect thereto). No Swap Agreement to which Borrower is a party shall alter, impair, restrict, limit, or modify in any respect the Indebtedness or the obligation of Borrower to pay the same in accordance with the terms and provisions of this Agreement and the other Loan Documents. (iv) Payments under Swap Agreement. All payments made by the Counterparty to any Swap Agreement to which Borrower is a party which is not a Lender Swap Agreement and has been approved by Administrative Agent in writing shall be collected and used by Borrower in the same manner as other revenues from the Property, except that after the occurrence and during the continuance of any Default, any such payments made by such Counterparty shall be deposited into a Cash Collateral Account and held by Administrative Agent as Cash Collateral.

Page 78 (v) Independent Agreements; No Commitment Regarding Swap Agreements. Borrower expressly acknowledges and agrees that Swap Agreements to which it is a party are independent agreements governed by the written provisions thereof, which will remain in full force and effect unaffected by any repayment, prepayment, acceleration, reduction, increase, or change in the terms of the Loan, except as otherwise expressly provided in applicable Swap Agreement, and any payoff statement from Administrative Agent relating to the Loan will not apply to any such Swap Agreement except as otherwise expressly provided in such payoff statement. Nothing herein will be deemed or construed as an offer or commitment by Administrative Agent, any Lender, or any Affiliate of any Lender to enter into any Swap Agreement with Borrower at any time. (vi) Additional Security for Obligations. Without limiting the provisions of this Agreement or any other Loan Document (including each Assignment of Interest Rate Protection Agreement), and as additional security for the Obligations, Borrower hereby irrevocably pledges, grants a security interest in, and assigns to Administrative Agent, for the benefit of Lenders, all of Borrower’s right, title and interest, now or hereafter acquired, to the payment of money from any Counterparty or other applicable Person and other proceeds payable to or on behalf of Borrower on account of any Swap Agreement at any time entered into by it. (b) Required Interest Rate Protection Agreements. On or before the Initial Advance Disbursement Date, Borrower shall enter into, and at all times thereafter during the term of the Loan maintain, with a Counterparty which is reasonably acceptable to Administrative Agent, a Qualified Swap Agreement (i) having an initial term which ends not earlier than the Original Maturity Date; (ii) with a notional amount equal to one hundred percent (100%) of the maximum principal balance of the Loan; (iii) if such Qualified Swap Agreement is in respect of an interest rate cap or an interest rate collar, having a maximum Term SOFR index strike price of no greater than five percent (5.00%), and if such Qualified Swap Agreement is in any other form, such Qualified Swap Agreement shall effectively hedge Term SOFR at a rate not to exceed five percent (5.00%); and (iv) in all other respects reasonably satisfactory to Administrative Agent (a “Required Interest Rate Protection Agreement”). Borrower shall at all times satisfy and otherwise be in compliance with the terms and provisions of Section 9.12(a) with respect to each Required Interest Rate Protection Agreement. Within ten (10) days after entering into any Required Interest Rate Protection Agreement, Borrower shall obtain and deliver to Administrative Agent an opinion of counsel from counsel for the Counterparty (which counsel may be in-house counsel for the Counterparty), upon which Administrative Agent and its successors and assigns may rely and in customary form and substance reasonably satisfactory to Administrative Agent. In the event of any downgrade, withdrawal or qualification of the rating of the issuer of a Required Interest Rate Protection Agreement (other than a Lender Swap Agreement with Administrative Agent or an Affiliate of Administrative Agent) below a rating at “A-” by Standard & Poor’s Ratings Services, Borrower shall replace the Required Interest Rate Protection Agreement with a replacement Qualified Swap Agreement from a Counterparty with the rating of at least “A-” by Standard & Poor’s Ratings Services and which is otherwise reasonably acceptable to Administrative Agent, not later than ten (10) Business Days following receipt of written notice from Administrative Agent of such downgrade, withdrawal or qualification. 9.13 MAJOR CONTRACTS. Neither any Borrower nor Operating Lessee shall enter into, terminate or Modify any Major Contract without Administrative Agent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Each Borrower and Operating Lessee agrees to perform all material obligations imposed on it under each Major Contract to which it is a party and enforce all material obligations of the counterparty under each such Major Contract. Borrower shall

Page 79 provide to Administrative Agent, within five (5) Business Days after any Borrower’s (or Operating Lessee’s) receipt or delivery thereof, a copy of any material notice (including any notice of default) sent or received (respectively) by any Borrower or Operating Lessee under any Major Contract to which it is a party. 9.14 NO ASSIGNMENT BY BORROWER. Without the prior written consent of all of the Lenders, other than in connection with a Permitted Affiliate Property Transfer effected pursuant to, and in accordance with, Section 12.5, no Borrower or Operating Lessee shall assign its interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void. 9.15 INTENTIONALLY OMITTED. 9.16 MAINTAIN EXISTENCE; ORGANIZATIONAL DOCUMENTS. Each Borrower and Operating Lessee shall preserve and maintain, and cause all other Loan Parties to preserve and maintain, its and their existence, rights and privileges in the jurisdiction of its and their organization and qualify and remain qualified to do business in each jurisdiction in which such qualification is necessary in view of its business and operations. Borrower shall provide Administrative Agent with a copy of any amendment or other modification of any Organizational Document of any Borrower or Operating Lessee which is executed after the Effective Date promptly following the execution thereof. 9.17 TAXES. Each Borrower and/or Operating Lessee shall pay and discharge any and all Taxes with respect to it (including federal and state income Taxes) and/or the applicable Property (including real and personal property Taxes) as and when the same become due and payable (subject to extensions of the applicable due dates with respect thereto by Borrower and/or Operating Lessee in accordance with Applicable Laws), subject to the right to contest the same pursuant to, and in accordance with, Section 14.7. 9.18 MANAGEMENT OF PROPERTY. (a) Each Borrower and Operating Lessee shall at all times provide for the management and operation of each Property by the applicable Manager or a replacement property manager approved by Requisite Lenders, which approval shall be in Requisite Lenders’ sole and absolute discretion. Neither any Borrower nor Operating Lessee shall enter into any agreement for the management and/or franchising of any Property, other than the Management Agreement, without the prior written consent of Requisite Lenders, which consent may be granted or withheld in Requisite Lenders’ sole and absolute discretion. (b) Operating Lessee shall not (i) other than in connection with a replacement of then- existing Manager in accordance with this Section 9.18 (including upon the direction of Administrative Agent pursuant to, and in accordance with, Section 9.18(e)) surrender, terminate or cancel any Management Agreement, without Requisite Lenders’ prior written consent, which consent may be granted or withheld in Requisite Lenders’ sole discretion, or (ii) without Requisite Lenders’ prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, (A) reduce or consent to the reduction of or extension of the term of any Management Agreement, (B) agree to the increase of, or consent to the increase to, any fees or charges payable by it under any Management Agreement by any material amount; or (C) otherwise Modify, or waive or release any of its rights and remedies under, any Management Agreement, in each case, in any material respect. (c) Operating Lessee shall perform in all material respects its obligations under each Management Agreement and shall use commercially reasonable efforts to cause the applicable

Page 80 Manager under each Management Agreement to comply with its material obligations under such Management Agreement. Borrower shall provide to Administrative Agent, within five (5) Business Days after receipt or delivery thereof by Operating Lessee, all material notices (including notices of default) sent or received by Operating Lessee under any Management Agreement. (d) In connection with the replacement of any Manager pursuant to, and in accordance with, Section 9.18(a) or pursuant to Section 9.18(e), Operating Lessee shall cause the replacement Manager to enter into such agreements with Administrative Agent as Administrative Agent may reasonably request to subordinate the new Management Agreement to the Indebtedness. Subject to any subordination agreement entered into by the replacement Manager pursuant to immediately preceding sentence, Any such agreement shall provide that Administrative Agent may terminate such new Management Agreement without payment of termination fees, liquidated damages or penalty: (i) upon the occurrence and during the continuance of a Default; or (ii) a foreclosure of the Security Instrument with respect to the Property which is the subject thereof or the acceptance by Administrative Agent of a deed in lieu of foreclosure of such Property. (e) Subject to the terms and provisions of the applicable Management Agreement SNDA (or, if applicable, any subordination agreement entered into by the then-existing Manager pursuant to Section 9.18(d) above), Operating Lessee shall, at the written instruction of Administrative Agent, replace any then-existing Manager with a replacement property manager that is not an Affiliate of, but is chosen by, Operating Lessee and approved by Requisite Lenders, which approval shall not be unreasonably withheld, conditioned or delayed (other than any such replacement which is effected under the succeeding clause (i), as to which such approval may be granted or withheld by Requisite Lenders’ in their sole and absolute discretion): (i) upon the occurrence and during the continuance of a Default; or (ii) if such then-existing Manager (A) becomes insolvent or a debtor under any Debtor Relief Law; (B) is in default under the Management Agreement beyond any notice and applicable cure period; or (C) has engaged in gross negligence, fraud or willful misconduct, provided that, in each such case, Operating Lessee has the right to terminate the applicable Management Agreement pursuant to its terms without payment of a termination penalty. 9.19 GROUND LEASES. (a) With respect to each Ground Lease, neither Borrower which is a party thereto shall, without the prior written consent of Administrative Agent: (i) surrender, terminate or cancel such Ground Lease; (ii) Modify any of the material terms of such Ground Lease, including the amount of rent and other payments thereunder; (iii) reduce or consent to the reduction of or extension of the term of such Ground Lease; or (iv) waive or release any of its material rights or remedies under such Ground Lease. (b) With respect to each Ground Lease, each Borrower which is a party thereto shall perform in all material respects its obligations under such Ground Lease in accordance with its terms. Borrower shall provide to Administrative Agent, within five (5) Business Days after receipt or delivery by either applicable Borrower, all material notices (including notices of default) sent or received by it under such Ground Lease. (c) Each Ground Lease and all right, title and interest of each Borrower thereunder is and shall be subject and subordinate to the Lien of the Security Instrument and the other Loan Documents. Upon a foreclosure of the Security Instrument with respect to the Property which is a particular Ground Lease or the acceptance by Administrative Agent of a deed in lieu of foreclosure of such Property, Administrative Agent (or its successor) may elect to terminate such Ground

Page 81 Lease, without payment of any termination fees, liquidated damages or other fees and charges under such Ground Lease. 9.20 OPERATING LEASE. (a) Borrower shall not, and shall not permit Operating Lessee to, without the prior written consent of Administrative Agent: (i) surrender, terminate or cancel the Operating Lease; (ii) Modify any of the material terms, including the amount of rent and other payments, and all of the other economic terms thereof (other than a modification of the rent which is payable thereunder to the then fair market rent required pursuant to the Internal Revenue Code or which the applicable Borrower and Operating Lessee may establish using a transfer pricing report obtained from their accounting firm); (iii) reduce or consent to the reduction of or extension of the term of the Operating Lease; or (iv) waive or release any of its material rights or remedies under the Operating Lease. (b) Each of Borrower and Operating Lessee shall perform in all material respects its obligations under the Operating Lease in accordance with its terms. Borrower shall provide to Administrative Agent, within five (5) Business Days after receipt or delivery thereof by Borrower or Operating Lessee, all material notices (including notices of default) sent or received by either such party under the Operating Lease. (c) The Operating Lease and all right, title and interest of the Borrower and Operating Lessee thereunder is and shall be subject and subordinate to the Lien of the Security Instrument and the other Loan Documents. Upon a foreclosure of the Security Instrument as to the entire Property or the acceptance by Administrative Agent of a deed in lieu of foreclosure of the entire Property, Administrative Agent (or its successor) may elect to terminate the Operating Lease, without payment of any termination fees, liquidated damages or other fees and charges thereunder. Administrative Agent and Lenders agree that, upon a foreclosure of the Security Instrument or the acceptance by Administrative Agent of a deed in lieu of foreclosure, unless the interests of both Borrower and Operating Lessee are transferred to the applicable transferee in connection therewith, the Operating Lease shall automatically terminate upon the consummation thereof, without any further action required on the part of any Borrower, Operating Lessee, Administrative Agent, any Lender or any other Person (it being the agreement of the parties to this Agreement that in no event shall only the Borrower’s interest or only the Operating Lessee’s interest in the Operating Lessee be transferred to any such transferee). 9.21 OPERATING COVENANT; CASH MANAGEMENT. (a) If (i) the Property fails to generate a Debt Service Coverage Ratio of no less than 1.25 to 1.00 (the “Minimum Debt Service Coverage Ratio”) as of any Determination Date or (ii) Borrower fails to deliver a DSCR Compliance Certificate within the time period required by Section 10.1(b) (each such failure, a “Trigger Event”), then beginning with the first full calendar month following the date upon which the DSCR Compliance Certificate with respect such Determination Date is delivered to Administrative Agent (or, if Borrower failed to deliver such DSCR Compliance Certificate within the time period required by Section 10.1(b), the date by which such DSCR Compliance Certificate was required to be so delivered), until such time as (A) in the case of the foregoing clause (i), the Property thereafter generates a Minimum Debt Service Coverage Ratio for each of two (2) consecutive Determination Dates (calculated without the deduction of any amounts held in the Excess Cash Flow Reserve Account), as reflected in a DSCR Compliance Certificate delivered to Administrative Agent with respect to each such Determination Date, (B) in the case of the foregoing clause (ii), Borrower delivers the DSCR Compliance Certificate to Administrative Agent and provided that, based upon such the DSCR Compliance

Page 82 Certificate, a Trigger Event has not occurred pursuant to the foregoing clause (i), or (C) the Trigger Event is cured in the manner set forth in Section 9.21(c) (any such cure, a “Cash Sweep Termination Event”), then Operating Lessee shall: (x) on each Deposit Date, deposit one hundred percent (100%) of Excess Cash Flow from the preceding calendar month into the Excess Cash Flow Reserve Account; and (y) deliver to Administrative Agent, concurrently with such deposit of Excess Cash Flow, a certification and calculation of Excess Cash Flow for such preceding calendar month in a form (and containing detail) which is reasonably acceptable to Administrative Agent (an “Excess Cash Flow Certificate”), including a statement of Gross Operating Revenue, Permitted Operating Expenses and required debt service with respect to the Loan (including, if applicable, the applicable Amortization Payment). Borrower and Operating Lessee shall deliver to Administrative Agent, promptly following a written request therefor from Administrative Agent from time to time, a certification stating that no Excess Cash Flow has been received by a Borrower or Operating Lessee and not deposited by it into the Operating Account. For the avoidance of doubt, the failure of the Property to generate the Minimum Debt Service Coverage Ratio shall not, in and of itself, constitute a Default or a Potential Default, provided that the foregoing shall not be deemed to abrogate or otherwise affect any Default or Potential Default which may otherwise result from any failure by Borrower or Operating Lessee to perform any of its obligations pursuant to this Section 9.21. (b) Administrative Agent shall have the right to apply amounts in the Excess Cash Flow Reserve Account to the Indebtedness upon and during the existence of a Default. Provided a Default does not then exist, upon a Cash Sweep Termination Event, any sums remaining in the Excess Cash Flow Reserve Account, including any interest earned thereon, shall be promptly remitted to Borrower (or, if requested by Borrower, Operating Lessee). (c) Notwithstanding anything herein to the contrary, Borrower may cure a Trigger Event by repaying a portion of the Principal Indebtedness (together with any amount required under Section 2.13) in an amount sufficient to meet the Minimum Debt Service Coverage Ratio. Notwithstanding anything to the contrary contained in this Agreement, any principal payments made pursuant to this Section 9.21(c) may not be reborrowed. (d) Operating Lessee shall cause the Owner’s Remittance to be distributed by Manager to the Operating Account no less frequently than monthly, in accordance with the terms of Section 4.04.3 of each Management Agreement. 9.22 ACCOUNTS. (a) Each Borrower and Operating Lessee covenants that it shall deposit or cause to be deposited all revenues, income, sales proceeds, insurance proceeds, rents, refunds, reimbursements or other amounts or proceeds of any kind whatsoever which are generated by a particular Property and are received by it into the Property Account with respect to such Property or the Operating Account not later than two (2) Business Days after receipt thereof. Prior to the deposit of the same into the Operating Account, any such revenues, income, sales proceeds, insurance proceeds, rents, refunds, reimbursements or other amounts or proceeds of any kind whatsoever generated by the Property and which have been received by a Borrower or Operating Lessee shall be (i) deemed to be Collateral, (ii) held in trust for the benefit, and as the property, of Administrative Agent for the benefit of Lenders pursuant to the Security Instrument, and (iii) not be commingled with any other funds or property of such Borrower or Operating Lessee, as applicable. (b) Each Account (other than the Manager-Controlled Accounts) shall be a blocked collateral account. In no event shall any sums on deposit in any Account (other than the Investment

Page 83 Account) be invested without the prior written consent of each of Borrower and Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed by either such Person (provided that it shall be reasonable for Borrower to withhold its consent thereto in any instance in which the applicable investment(s) would fail to comply with applicable laws and regulation relating to real estate investment trusts). Neither any Borrower nor Operating Lessee shall have any (i) right or ability to effect withdrawals from any Account other than the Operating Account and the FF&E Reserve Account except in accordance with the provisions of this Agreement or (ii) right to exercise dominion or control over the proceeds in any such Account except as expressly provided in this Agreement. Notwithstanding anything to the contrary herein or in the other Loan Documents, during the continuance of a Default, without notice from Administrative Agent and to the extent permitted by Applicable Law, (A) neither Borrower nor Operating Lessee shall have any right to access or control the Operating Account or the FF&E Reserve Account; (B) Administrative Agent may liquidate any investments of sums deposited into any Account (other than any Manager-Controlled Account and/or the FF&E Reserve Account) pursuant to the applicable terms hereof and transfer the proceeds thereof to such Account or reinvest such amounts as Administrative Agent may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or pursuant to the Security Instrument or to enable Administrative Agent to exercise and enforce Administrative Agent’s rights and remedies hereunder or under any other Loan Document with respect to such Account, and (C) Administrative Agent shall have all rights and remedies with respect to the Accounts and the amounts on deposit therein as described in this Agreement and in the other Loan Documents, in addition to all of the rights and remedies available to a secured party under the UCC. (c) Except for the Accounts, there shall be no account which is maintained by any Borrower, Operating Lessee or any other Person on behalf of any Borrower or Operating Lessee and into which revenues received by any Borrower or Operating Lessee are deposited, and no Borrower, Operating Lessee or any other Person on behalf of Borrower or Operating Lessee shall open any other such other account with respect to the direct deposit of income in connection with any Property which would otherwise be paid to any Borrower or Operating Lessee. (d) Notwithstanding anything to the contrary contained herein, Borrower acknowledges that Borrower is responsible for monitoring the sufficiency of funds deposited in the Accounts, including, without limitation, if the same are established, the FF&E Reserve Account, the Tax Reserve Account and the Insurance Reserve Account, and that Borrower is liable for any deficiency in available funds, irrespective of whether Borrower has received any account statement, notice or demand from Administrative Agent or any Lender. Nothing in this Section 9.22(d) shall be deemed to limit or waive: (i) Borrower’s obligations to make any payments required by this Agreement or any other Loan Document, notwithstanding the fact that any funds on account in the Accounts are insufficient to make such payments and (ii) any rights of a Manager to manage revenues of the Property and other funds in accordance with the terms of the applicable Management Agreement. 9.23 FF&E RESERVES. (a) With respect to the Signia Property and the Waldorf Hotel and Golf Properties, commencing no later than the Initial Advance Disbursement Date and continuing thereafter until the Indebtedness is repaid in full, Borrower shall deposit (or cause to be deposited), into the applicable FF&E Reserve Account, an amount equal to the greater of (1) four percent (4.0%) of Gross Operating Revenues for such Property(ies) for the immediately preceding calendar month or (2) the actual amount of reserves (if any) required to be deposited under the Management Agreement for such Property(ies). Each such deposit into a FF&E Reserve Account shall be made

Page 84 on a monthly basis, and on or before the date that is sixty (60) days after the end of each calendar year, Borrower shall furnish to Administrative Agent a written report, reasonably satisfactory to Administrative Agent, setting forth a calculation of the amounts required to be deposited in each FF&E Reserve Account for such calendar year, the withdrawals from each FF&E Reserve Account during such calendar year, and a reconciliation of the balance in each FF&E Reserve Account. (b) Subject to the terms of the Management Agreement SNDA for the applicable Property(ies), from time to time, within ten (10) Business Days of Borrower’s written request (or the applicable Manager’s written request, provided that such written request is acknowledged and approved by Borrower) delivered pursuant to clause (ii) below, Administrative Agent shall disburse to Borrower (or such Manager, as applicable) funds on deposit in the FF&E Reserve Account for the applicable Property(ies), subject to the following conditions: (i) Borrower (or such Manager, as applicable) shall have delivered to Administrative Agent a written request for a disbursement of funds to cover the costs of FF&E (which costs, if a Cash Sweep Period is continuing, are provided for in the Approved FF&E Budget); and (ii) Borrower (or such Manager, as applicable) may request not more than one (1) disbursement from such FF&E Reserve Account each calendar month. As soon as practicable after such withdrawal, Borrower (or such Manager, as applicable) shall deliver or cause to be delivered to Administrative Agent copies of bills or invoices for the items for which the funds were withdrawn and other evidence reasonably requested by Administrative Agent to evidence that said expenditures are for items of FF&E that have been purchased by or on behalf of Borrower (and, if a Cash Sweep Period is continuing, such expenditures were provided for in the Approved FF&E Budget). Borrower covenants and agrees that it will use or cause to be used the funds disbursed from any FF&E Reserve Account only for the purpose for which such funds were disbursed. Notwithstanding the foregoing, upon the occurrence and during the continuance of a Default, (A) Borrower shall not (without the prior written consent of Requisite Lenders) be entitled to use any funds on deposit in any FF&E Reserve Account and (B) Administrative Agent may at its election (but shall not be obligated to) disburse any funds on deposit in any FF&E Reserve Account or apply the same to the Indebtedness. (c) None of any Borrower, Operating Lessee or any Manager shall have the right to use any of the funds on deposit in any FF&E Reserve Account, except as provided for herein. (d) Administrative Agent shall have the right (to be exercised from time to time at its election but not more frequently than annually, at Borrower’s sole cost and expense) to audit Borrower’s and/or Operating Lessee’s books and records in order to determine whether or not the funds disbursed from any FF&E Reserve Account have been spent only for the purpose for which they were disbursed. Borrower shall cooperate, and shall use reasonable efforts to cause each Manager to cooperate, with Administrative Agent in connection with any such audit. (e) If any FF&E is sold, the proceeds of such sale, net of the reasonable and customary costs of such sale, shall be promptly deposited by Borrower or Operating Lessee into the applicable FF&E Reserve Account. (f) Notwithstanding the foregoing, for so long as (i) no Default has occurred and is continuing and (ii) the FF&E Reserve Account is established, maintained and funded in accordance with the applicable Management Agreement and any related side letters and the amounts to be reserved therein are equal to or greater than the amounts required to be deposited by Borrower into the FF&E Reserve Account pursuant Section 9.23(a) above, the requirement to maintain an FF&E Reserve Account that is controlled by Administrative Agent as set forth in this Section 9.23 shall be waived; provided, that nothing contained herein shall relieve Borrower of the obligation to provide written reports in accordance with Section 9.23(a).

Page 85 9.24 TAX RESERVE ACCOUNT. With respect to each Property, during the existence of a Cash Sweep Period, at Administrative Agent’s election, Operating Lessee shall establish a Tax Reserve Account for such Property and deposit with Administrative Agent, monthly on each Deposit Date, an amount estimated by Administrative Agent to be equal to one-twelfth (1/12) of all Taxes that will become due for the tax year during which such payment is so directed. Within ten (10) Business Days following submission in writing of a request therefor by Operating Lessee, Administrative Agent shall provide to Operating Lessee from the applicable Tax Reserve Account (to the extent of funds available therein) funds sufficient to pay Taxes assessed against the related Property, provided that such request is accompanied by (a) applicable bills, statements or estimates procured from the appropriate public office (with respect to Taxes assessed against such Property) evidencing such Taxes assessed against such Property sufficient to permit Administrative Agent to determine that such funds are being disbursed to pay Taxes assessed against such Property and (b) a certification by Operating Lessee that such funds will be used to pay Taxes assessed against such Property. If the amount of the funds escrowed in a Tax Reserve Account accordance with this Section 9.24 shall exceed the amounts due for Taxes assessed against the applicable Property, Administrative Agent shall either return any excess to Operating Lessee or credit such excess against future payments to be made under this Section 9.24, at its sole election. If Administrative Agent determines that amounts paid or to be paid by Operating Lessee into a Tax Reserve Account are insufficient for the payment in full of any Taxes assessed against the related Property, Administrative Agent shall notify Operating Lessee of the additional funds required to pay all such Taxes assessed against such Property when due, whereupon Operating Lessee shall provide to Administrative Agent promptly thereafter reasonable evidence of the availability of such additional funds as stated in Administrative Agent’s notice and shall cause such additional funds to be used to pay such Taxes assessed against such Property. Upon assignment of the Loan, Administrative Agent shall have the right to assign all amounts on deposit in each Tax Reserve Account to its assignee whereupon Administrative Agent shall be released from all liability with respect thereto. Upon (i) no Cash Sweep Period remaining in effect, or (ii) the full repayment of the Indebtedness, all amounts remaining on deposit in each Tax Reserve Account shall be paid by Administrative Agent to Borrower and no other Person shall have any right or claim thereto. Notwithstanding the foregoing, for so long as the applicable Manager controls an account of Operating Lessee with reserves for the payment of Taxes with respect to a Property, then the requirement to maintain a Tax Reserve Account as set forth in this Section 9.24 shall be waived for such Property. 9.25 INSURANCE RESERVE ACCOUNT. With respect to each Property, during an existence of a Cash Sweep Period, at Administrative Agent’s election, Operating Lessee shall establish an Insurance Reserve Account for such Property and deposit with Administrative Agent, monthly on each Deposit Date, an amount estimated by Administrative Agent to be equal to one-twelfth (1/12) of all insurance premiums that will become due with respect to such Property for the year during which such payment is so directed. Within ten (10) Business Days following submission in writing of a request therefor by Operating Lessee, Administrative Agent shall provide to Operating Lessee from the applicable Insurance Reserve Account (to the extent of funds available therein) funds sufficient to pay such Borrower’s insurance premiums, provided that such request is accompanied by (a) applicable bills or statements evidencing such insurance premiums sufficient to permit Administrative Agent to determine that such funds are being disbursed to pay insurance premiums with respect to such Property and (b) a certification by Operating Lessee that such funds will be used to pay insurance premiums. If the amount of the funds escrowed in accordance with this Section 9.25 shall exceed the amounts due for such Borrower’s insurance premiums with respect to such Property, Administrative Agent shall either return any excess to Operating Lessee or credit such excess against future payments to be made under this Section 9.25, at its sole election. If Administrative Agent determines that any amounts paid by Operating Lessee into an Insurance Reserve Account are insufficient for the payment in full of any insurance premiums with respect to the related Property, Administrative Agent shall notify Operating Lessee of the additional funds required to pay all such insurance premiums with respect to such Property when due, whereupon Operating Lessee shall provide to Administrative Agent promptly thereafter reasonable evidence of the availability of such

Page 86 additional funds as stated in Administrative Agent’s notice and shall cause such additional funds to be used to pay such insurance premiums. Upon assignment of the Loan, Administrative Agent shall have the right to assign all amounts on deposit in each Insurance Reserve Account to its assignee whereupon Administrative Agent shall be released from all liability with respect thereto. Upon (i) no Cash Sweep Period remaining in effect, or (ii) the full repayment of the Indebtedness, all amounts remaining on deposit in each Insurance Reserve Account shall be paid by Administrative Agent to Borrower and no other Person shall have any right or claim thereto. Notwithstanding the foregoing, for so long as (x) the applicable Manager maintains an account with reserves for the insurance premiums for the insurance coverages required hereunder with respect to a Property or (y) any of the insurance required to be maintained by pursuant to this Agreement with respect to a Property is effected under a blanket policy which is reasonably acceptable to Administrative Agent and insures substantially all of the real property owned, directly or indirectly, by Guarantor, then the requirement to maintain an Insurance Reserve Account as set forth in this Section 9.24 shall be waived for such Property. Notwithstanding the foregoing, (x) for so long as the applicable Manager controls an account of Operating Lessee for the payment of insurance premiums for the insurance coverages required hereunder with respect to any Property in an amount equal to or greater than the amounts set forth in this Section 9.25 or a Property is covered through a master policy with any Affiliate; or (y) to the extent the applicable Manager controls an account of Operating Lessee with reserves for the payment of insurance premiums with respect to a Property, in either case the requirement to maintain an Insurance Reserve Account as set forth in this Section 9.25 shall be waived for such Property. 9.26 PERSONAL PROPERTY. All of the Personal Property located on or used in connection with a particular Property shall always be located at such Property (unless (i) the ordinary use of such Personal Property requires removal from such Property, (ii) such Personal Property is sold, disposed of or replaced in the ordinary course of business or (iii) due to the nature of such Personal Property, it would not reasonably be expected to be located at a Property at all times (e.g., vehicles)) and shall also be kept free and clear of all Liens (other than for Permitted Liens). 9.27 SANCTIONS; ANTI-CORRUPTION LAWS; ANTI-MONEY LAUNDERING LAWS. (a) No Person within the Borrowing Group shall: (i) use any of the Loan proceeds for the purpose of: (A) providing financing to or otherwise making funds directly or indirectly available to any Sanctioned Person; or (B) providing financing to or otherwise funding any transaction that would be prohibited by Sanctions or would otherwise cause Administrative Agent, any Lender, any Borrower or any Affiliate of Administrative Agent, any Lender, or any Borrower, to be in breach of any Sanction; (ii) fund any repayment of the Loan with proceeds derived from any transaction that would be prohibited by Sanctions or would otherwise cause Administrative Agent, any Lender, any Borrower, or any Affiliate of Administrative Agent, any Lender, or any Borrower, to be in breach of any Sanctions; or (iii) violate any Anti-Corruption Law or Anti-Money Laundering Law. Borrower shall notify Administrative Agent and any affected Lender in writing not more than one (1) Business Day after becoming aware of any breach of this Section 9.27(a). (b) Borrower shall maintain in effect and enforce policies and procedures designed to ensure compliance by Borrower and its directors, officers, employees and agents with Anti- Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. 9.28 FURTHER ASSURANCES. Upon Administrative Agent’s request and at Borrower’s sole cost and expense, each Borrower and Operating Lessee will execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as reasonably determined by Administrative Agent, to (i) correct clerical errors or omissions in any Loan Document, (ii) replace any lost or destroyed Loan Document, (iii) further carry out the purposes of this Agreement and the other Loan

Page 87 Documents (provided that no action required to be taken by any Borrower or Operating Lessee pursuant to the foregoing shall increase its liability or decrease its rights as set forth in the Loan Documents, in either case other than in de minimis respects) or (iv) perfect and preserve any Liens created by the Loan Documents. The foregoing obligation shall survive any foreclosure of the Security Instrument or deed in lieu thereof. 9.29 MATERIAL PROPERTY AGREEMENTS; COMPLIANCE WITH MATERIAL PROPERTY AGREEMENT REQUIREMENTS. With respect to each Material Property Agreement, (i) the applicable Borrower(s) and/or Operating Lessee which is a party thereto shall at all times comply in all material respects with all Material Property Agreement Requirements with respect to such Material Property Agreement to which it is a party, and (ii) without the prior written approval of Administrative Agent, which approval shall not be unreasonably withheld, conditioned or delayed, such applicable Borrower(s) and/or Operating Lessee shall not (x) Modify any material provisions of such Material Property Agreement, or (y) waive any of the material obligations of any counterparty to such Material Property Agreement thereunder. Borrower shall promptly deliver to Administrative Agent copies of any and all Modifications which are made to any Material Property Agreement after the Effective Date to the extent any Borrower or Operating Lessee receives (or is entitled to receive) the same. If any Borrower or Operating Lessee receives any written notice that: (A) any default or event of default (however defined or described) under any Material Property Agreement has occurred; (B) any litigation or arbitration proceeding with respect to any Material Property Agreement has been instituted or has been threatened in writing against any Borrower or Operating Lessee; or (C) any action or proceeding to terminate any of the Material Property Agreement has been instituted or threatened in writing, then Borrower shall promptly notify Administrative Agent in writing thereof (and include with such written notice to Administrative Agent a true and complete copy of such written notice received by the applicable Borrower or Operating Lessee). 9.30 CONTROLLED SUBSTANCES. Without limiting the terms and provisions of Section 9.4, each Borrower and Operating Lessee shall (x) not commit, permit, or suffer to exist any act or omission, including any use or occupancy of, or activity at or on, any Property, which affords or may afford any Governmental Authority the right of forfeiture as against such Property (including under the Civil Asset Forfeiture Reform Act), or any part thereof, or which could otherwise result in the occurrence of a Default under Section 11.1(aa), and (y) not violate, or suffer or permit any Person occupying the Property to violate, the Controlled Substances Act. Upon learning of any conduct contrary to this Section 9.30 with respect to a particular Property, the applicable Borrower or Operating Lessee shall immediately take all actions reasonably expected under the circumstances to terminate any such use of such Property, including: (a) to give timely notice to an appropriate law enforcement agency of information that led such Borrower and/or Operating Lessee to know such conduct had occurred, and (b) in a timely fashion to revoke or make a good faith attempt to revoke permission for those engaging in such conduct to use such Property or to take reasonable actions in consultation with a law enforcement agency to discourage or prevent the illegal use of such Property. 9.31 INTENTIONALLY DELETED. 9.32 INTENTIONALLY DELETED. 9.33 DISTRIBUTIONS. Neither any Borrower nor Operating Lessee shall make any distributions or dividends to any of its member(s) at any time that a Default or a Cash Sweep Period is continuing. Any distributions made by any Borrower or Operating Lessee, from time to time (and, for the avoidance of doubt, without restriction on the number of times the same can be made in any particular time period) to its member(s) (to the extent permitted by the foregoing) shall be made from Owner Remittances deposited into the Operating Account, provided, that none of the foregoing shall be deemed to prohibit Borrower or Operating Lessee from transferring funds from the Operating Account to the Master

Page 88 Concentration Account for the payment of expenses related to each Property and the Loan to be paid from the Master Concentration Account, and such transfer shall not be considered a distribution or dividend for purposes hereof. 9.34 PARK HOTELS. Park Hotels shall at all times be listed on the New York Stock Exchange or another nationally recognized stock exchange. The principal line of business of Park Hotels shall at all times be the owning and leasing of hotel properties. ARTICLE 10 FINANCIAL AND REPORTING COVENANTS 10.1 FINANCIAL INFORMATION. (a) Annual Financial Statements. Borrower shall deliver to Administrative Agent, as soon as available, but in no event later than one hundred twenty (120) days after the end of each calendar year, a copy of Borrower’s and Operating Lessee’s consolidated, unaudited financial statements covering the Properties on a combined basis for such fiscal year and containing statements of profit and loss for Borrower, Operating Lessee and the Properties and a balance sheet for Borrower and Operating Lessee signed and certified by an authorized officer of Borrower stating that each such annual financial statement presents fairly the financial condition and the results of operations of the Borrower, Operating Lessee, and the Properties being reported upon as of such date and has been prepared in accordance with GAAP (or such other accounting basis acceptable to Lender, as interpreted by the Uniform System of Accounts). (b) Quarterly Reporting. From and after the Effective Date, Borrower shall deliver to Administrative Agent, as soon as available, but in no event later than forty-five (45) days after the end of each calendar quarter: (i) an operating statement for the trailing twelve-month period covering the Properties on a combined basis as well as for each individual Property (other than with respect to the Waldorf Golf Property, to be combined with the Waldorf Hotel Property); (ii) a reforecast of profits and losses on a combined basis as well as for each individual Property (other than with respect to the Waldorf Golf Property, to be combined with the Waldorf Hotel Property), expressed on a month-by-month fiscal year basis, showing year-to-date actual plus remainder year forecast; (iii) a balance sheet on a combined basis; (iv) from and after the Effective Date, a compliance certificate in the form attached as Schedule 9.21-A hereto, setting forth the Debt Service Coverage Ratio as of the most recent Determination Date and accompanied by financial information and calculations evidencing the calculation thereof (each, a “DSCR Compliance Certificate”); and (v) in the event Borrower exercises the First Option to Extend, from and after the Original Maturity Date throughout the remainder of the term of the Loan, a compliance certificate in the form attached as Schedule 9.21-B hereto and setting forth the Debt Yield as of the most recent Determination Date and accompanied by financial information and calculations evidencing the calculation thereof (each, a “Debt Yield Compliance Certificate”).

Page 89 (c) Monthly Reporting. From and after the Effective Date, Borrower shall deliver to Administrative Agent, as soon as available, but in no event later than forty-five (45) days after the end of each calendar month: (i) financial statements for the Property, Borrower and Operating Lessee on a combined basis as well as each individual Property (other than with respect to the Waldorf Golf Property, to be combined with the Waldorf Hotel Property) for the preceding calendar month (A) prepared in accordance with GAAP (or such other accounting basis acceptable to Lender, as interpreted by the Uniform System of Accounts), (B) including an income statement detailing the Gross Operating Revenues and Gross Operating Expenses, along with the average daily rate, occupancy levels and revenue per available room for the Property, and accompanied by any income statement prepared by the applicable Manager, and (C) accompanied by (1) a comparison of the results for such month with: (x) the projections for such month contained in the applicable Annual Budget (or Approved Annual Budget, as applicable); and (y) the actual results for the same calendar month in the immediately preceding calendar year; (2) an operating statement showing year-to-date results for the period ending with such month, together with a comparison of such operating statement with: (I) the projections for such year-to-date period contained in the applicable Annual Budget (or Approved Annual Budget, as applicable); and (II) the actual results for the year-to-date period ending with the same month in the immediately preceding calendar year; and (3) a reforecast of profits and losses, in a form acceptable to Administrative Agent in its reasonable discretion, showing actual results to date and a reforecast for the remainder of the current calendar year; (ii) the Group Bookings Pace Report; and (iii) the most recent monthly Smith Travel Research STAR Report for each Property, that shall compare such Property to its primary competitive set. (d) All reporting required pursuant to the terms of this Section 10.1 shall be consistent with the reporting by Borrower and Operating Lessee with respect to each Property, each Borrower and Operating Lessee delivered to Administrative Agent on or prior to the Effective Date, including in the manner in which each Property, each Borrower and Operating Lessee are allocated among, and/or grouped in, such financial statements. 10.2 BOOKS AND RECORDS. Borrower and/or Operating Lessee shall maintain complete books of account and other records for the Property(ies) and for disbursement and use of the proceeds of the Loan, and the same shall be available for inspection and copying by Administrative Agent upon reasonable prior notice to Borrower (and at reasonable times). 10.3 REPORTS. Within ten (10) days after Administrative Agent’s written request, Borrower shall deliver to Administrative Agent copies of inventory reports and/or leasing information with respect to the Property as Administrative Agent shall request in such written notice. 10.4 ANNUAL BUDGET. (a) Borrower shall submit to Administrative Agent, with respect to each Property(ies) for each calendar year, (i) a preliminary Annual Budget upon the earlier to occur of (A) the date which is five (5) Business Days after receipt by Borrower or Operating Lessee, as applicable, of such preliminary Annual Budget from the applicable Manager and (B) December 31 of the immediately preceding calendar year, and (ii) the final Annual Budget, as approved by Operating

Page 90 Lessee, not later than the date which is five (5) Business Days after such approval of the same by Operating Lessee. Each Annual Budget shall be delivered to Administrative Agent for informational purposes only, provided that if a Cash Sweep Period is continuing, the Annual Budget shall be subject to Lender’s reasonable written approval, which approval shall not be unreasonably withheld, conditioned or delayed (such approved Annual Budget being referred to herein as the “Approved Annual Budget”, and the portion of each Approved Annual Budget detailing FF&E expenditures to be made with respect to each Property is referred to herein as the “Approved FF&E Budget”). Administrative Agent’s approval of an Annual Budget or any amendment thereto does not constitute a representation or agreement by Administrative Agent that all amounts are accurately and properly reflected therein, the responsibility therefor being solely with Borrower and Operating Lessee. (b) If, during a Cash Sweep Period, Administrative Agent reasonably determines that a proposed Annual Budget or an amendment to an Approved Annual Budget submitted to Administrative Agent by Borrower or Operating Lessee is unacceptable, Administrative Agent shall promptly notify Borrower in writing of the reasons for disapproval, and if, despite using good faith efforts, Borrower and Administrative Agent are unable to agree upon any such proposed Annual Budget, the most recent Annual Budget shall apply until such time as such Annual Budget is so approved by Administrative Agent, provided that, each line item of such most recent Annual Budget (or Approved Annual Budget, if applicable) shall be increased by the amount of the increase, if any, in the Consumer Price Index for the immediately preceding calendar year (other than the line items in respect of non-discretionary items such as Taxes, insurance premiums and utilities, which line items shall be adjusted to reflect actual increases in such expenses). In the event that, during any Cash Sweep Period, Borrower or Operating Lessee desire to incur an expense which is (i) not set forth in the Approved Annual Budget and (ii) not an expenditure which the relevant Manager has the right to make pursuant to the applicable Management Agreement without the consent or approval of Operating Lessee (each an “Extraordinary Expense” and, collectively, “Extraordinary Expenses”), then Borrower or Operating Lessee shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for Administrative Agent’s approval, which approval shall not be unreasonably withheld, conditioned, or delayed; provided, that Administrative consent shall not be required in connection with capital expenditures which are necessary to comply with life, health or safety matters and/or Applicable Law. 10.5 KNOWLEDGE OF DEFAULT; ETC. Borrower shall promptly, upon obtaining knowledge thereof, report in writing to Administrative Agent the occurrence of any Default or any Potential Default. In the case of any Potential Default, such notice shall include, as applicable, the affirmative steps that Borrower and/or Operating Lessee has taken or intends to take during the applicable cure period in order to avoid the occurrence of a Default with respect to such Potential Default. Additionally, Borrower shall promptly notify Administrative Agent in writing of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification, including as a result of any Transfer of Equity Interests in Borrower, Operating Lessee and/or any direct or indirect owner thereof. 10.6 LITIGATION, ARBITRATION OR GOVERNMENT INVESTIGATION. Borrower shall, promptly upon obtaining knowledge thereof, report in writing to Administrative Agent: (a) the institution of, or threat of, any Proceeding as to which is claimed, or is reasonably expected to result in a claim, against or affecting (i) any Borrower, Operating Lessee or any Property, including any eminent domain or other condemnation proceedings affecting any Property, or (ii) Guarantor, to the extent that such Proceeding, if determined adversely to Guarantor, could be reasonably expected to have a Material Adverse Effect; and (b) any material development in any Proceeding already disclosed or required to be disclosed pursuant to the foregoing clause (a), which notice shall contain such information as may be reasonably

Page 91 available to Borrower and/or Operating Lessee to enable Administrative Agent and its counsel to evaluate such matters. 10.7 ADDITIONAL INFORMATION. As soon as practicable following Administrative Agent’s written request therefor from time to time, Borrower shall deliver to Administrative Agent such additional information regarding the Property, any Loan Party or any direct or indirect owner of any interests in any Loan Party as Administrative Agent may reasonably request, provided that, notwithstanding the foregoing, if audited financial statements are not maintained for a Loan Party in the ordinary course of business, Borrower shall only have an obligation to provide the same to Administrative Agent during (and only during) the continuance of a Default (and, in such event, shall provide the same to Administrative Agent as promptly as reasonably practicable following its receipt of a written request therefor from Administrative Agent). Without limiting the generality of the foregoing, promptly following any written request therefor by Administrative Agent, Borrower shall deliver to Administrative Agent such other information and documentation reasonably requested by any Lender (acting through Administrative Agent) from time to time for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable Anti-Corruption Laws, Anti- Terrorism Laws (including those passed pursuant to the PATRIOT Act), and Anti-Money Laundering Laws. 10.8 GUARANTOR FINANCIAL INFORMATION. Borrower shall cause Guarantor to deliver to Administrative Agent financial information as and when required under the Guaranty. 10.9 FORM WARRANTY. Borrower agrees that all financial statements to be delivered to Administrative Agent pursuant to this Article 10 shall: (a) be complete and correct; (b) present fairly the financial condition of the applicable Borrower(s), Operating Lessee, and the applicable Property(ies) (as applicable); (c) as applicable, disclose all liabilities that are required to be reflected or reserved against; and (d) be prepared in accordance with GAAP (other than with respect to the Annual Budget). Notwithstanding the foregoing, the calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Therefore, the amount of liabilities shall be the historical cost basis that generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. Borrower acknowledges and agrees that Administrative Agent may request and obtain additional information from third parties regarding any of the foregoing, including credit reports. By Borrower’s execution of this Agreement, Borrower shall be deemed to represent and warrant that, as of the date of delivery of any such financial statement, there has been no change in financial condition that could be reasonably expected to have a Material Adverse Effect, nor have any assets or properties been sold, transferred, assigned, mortgaged, pledged or encumbered (other than pursuant to Permitted Property Transfers) since the date of such financial statement, except as disclosed by Borrower in writing delivered to Administrative Agent. ARTICLE 11 DEFAULTS AND REMEDIES 11.1 DEFAULT. The occurrence of any one or more of the following shall constitute an event of default (a “Default”): (a) Monetary. Any failure to pay: (i) any monthly installment of interest which is payable under this Agreement or under any other Loan Document or any Amortization Payment within five (5) days of the Payment Date upon which the same is due; (ii) the Indebtedness in full on the Maturity Date; or (iii) any other portion of the Indebtedness (including any deposit of Excess Cash Flow or other reserve deposits required to be made by Borrower pursuant to this Agreement)

Page 92 not specified in the foregoing clause (i) or (ii) is not paid on or prior to the date which is five (5) Business Days after the date the same is due; (b) Performance of Obligations. The failure of any Loan Party, within thirty (30) days after receipt of written notice thereof from Administrative Agent to Borrower, to cure any non- monetary default by it under any Loan Document to which such Loan Party is a party; provided, however, that: (i) if such default is not susceptible of cure within such thirty (30) day period, such thirty (30) day period shall be extended for an additional ninety (90) day period, but only if such Loan Party shall commence such cure within such thirty (30) day period and shall thereafter prosecute such cure to completion, diligently and without delay; and (ii) the cure period provided in this Section 11.1(b) shall in no event apply to any default (A) resulting, in whole or in part, from the fraudulent or intentional misapplication of any funds (including, but not limited to, insurance and condemnation proceeds, rents and other revenues received by any Loan Party), (B) in the obligation of Borrower and/or Operating Lessee to maintain the insurance policies with respect the Property as required by, and in accordance with, Article 5, (C) under any of Sections 11.1(a) and 11.1(c) through 11.1(aa) of this Agreement or (D) as to which the applicable Loan Document specifically provides that no cure period or a different cure period shall be applicable; (c) Intentionally Omitted. (d) Divisions. Any Loan Party: (i) creates or adopts a Plan of Division, or files a Certificate of Division, or otherwise effectuates a LLC Division or LP Division of any such Person; (ii) is liquidated, terminated, dissolved, or merged or consolidated into another entity (including, in each case, without limitation, pursuant to a LLC Division or LP Division); (iii) is divided into two or more Persons, including, without limitation, becoming a Divided LLC or Divided LP (whether or not the original Person survives such division); or (iv) is created, or reorganized into, one or more series pursuant to a LLC Division, LP Division or otherwise; (e) Bonded Stop Orders; Sequestration and Execution Upon Liens. (i) any bonded stop payment or similar notice with respect to the Property is filed in the land records and, within thirty (30) days after the date of such filing, the same is not discharged or satisfied and Borrower has not commenced a contest with respect thereto pursuant to, and in accordance with, Section 14.7; or (ii) the sequestration or execution upon any Lien with respect to a material portion of the Collateral, which sequestration or execution is not released, expunged or dismissed prior to the earlier of ninety (90) days after the date thereof or the sale of the Collateral affected thereby; (f) Representations and Warranties. Any representation or warranty made by any Loan Party in any of the Loan Documents to which it is a party shall be untrue or inaccurate in any material respect when made and (if the same is susceptible of cure) is not cured within thirty (30) days after Borrower’s receipt of written notice thereof from Administrative Agent; (g) Voluntary Bankruptcy; Insolvency; Dissolution. (i) Any filing of a petition by any Loan Party for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other Debtor Relief Law; (ii) a general assignment by any Loan Party for the benefit of creditors or any Loan Party admitting in writing its inability to pay its debts as they become due or that it is otherwise insolvent; or (iii) any Loan Party applying for, or the appointment of, a receiver, trustee, custodian or liquidator of such Loan Party or any of its property; (h) Involuntary Bankruptcy. If (i) (A) a receiver, interim receiver, receiver and manager, custodian, liquidator, trustee, administrator, monitor or similar official for any Loan Party

Page 93 or any of the property of any Loan Party is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; (B) an order is entered by any such any court or agency or supervisory authority adjudicating any Loan Party as bankrupt or insolvent; or (C) any of the property of any Loan Party is sequestered by any order of any such court or agency or supervisory authority; or a Bankruptcy Proceeding is commenced (including by way of the filing of a notice of intention to enforce security) against any Loan Party, and in each such case, such appointment, order, decree or proceeding (as applicable) shall remain undismissed or unstayed for ninety (90) days or more or a court shall enter a decree or order granting the relief sought in such proceeding; or (ii) in connection with any involuntary Bankruptcy Proceeding against a Loan Party, any Loan Party (1) consents to, solicits or causes to be solicited, acquiesces in writing to, or joins in the filing of any petition with respect to such involuntary Bankruptcy Proceeding, or colludes with any creditor petitioning for such involuntary Bankruptcy Proceeding, or (2) files any pleading or an answer in such involuntary Bankruptcy Proceeding that admits the jurisdiction of the court or the petition’s material allegations regarding the applicable Loan Party’s insolvency; (i) Intentionally Omitted; (j) Intentionally Omitted; (k) Loss of Priority. The failure at any time of the Security Instrument to be a valid first Lien upon each Property or any portion thereof (subject to Permitted Liens), other than with respect to any Property or portion thereof which is released from the Lien of the Security Instrument pursuant to the terms and conditions of this Agreement; (l) Intentionally Omitted; (m) Intentionally Omitted; (n) Intentionally Omitted; (o) Intentionally Omitted; (p) Violation of Separate Purpose Entity Provisions. Any failure by any Borrower or Operating Lessee to comply with the requirements of Article 7 which are applicable to it, provided that any such default shall not constitute a Default (i) if such default is inadvertent and non- recurring and could not be reasonably expected to cause a Material Adverse Effect, and (ii) if such default is susceptible of cure, if Borrower or Operating Lessee shall promptly cure such default within thirty (30) days after Borrower’s discovery of such Default; (q) Judgment. A judgment or order for the payment of money or for an injunction or other non-monetary relief shall be entered against any Borrower or any other Loan Party by any court or other tribunal and: (i) such judgment or order shall continue for a period of sixty (60) days without being paid, stayed or dismissed through appropriate appellate proceedings; and (ii) in the case of (A) any judgment or order for the payment of money, (1) in respect of any such judgment or order for the payment of money against any Borrower or Operating Lessee, the amount thereof for which insurance coverage has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such monetary judgments or orders entered against any Borrower or Operating Lessee which then remain unpaid, unstayed and undismissed, by One Million Dollars ($1,000,000.00) or more, or (2) in respect of any such judgment or order against Guarantor, the same, whether individually or together with all other such monetary judgments or orders entered against Guarantor

Page 94 which then remain unpaid, unstayed and undismissed, could reasonably be expected to have a Material Adverse Effect; or (B) any judgment or order for injunction or other non-monetary relief, such judgment or order could reasonably be expected to have a Material Adverse Effect; (r) Intentionally Omitted. (s) Default Under Swap Agreement. A default in payment or performance of any covenants or obligations of Borrower under any Swap Agreement at any time entered into by Borrower and Administrative Agent or any of its Affiliates in connection with the Loan (subject to any applicable notice and cure rights set forth in the applicable documentation therefor), or Borrower’s failure to maintain in full force and effect the Required Interest Rate Protection Agreement pursuant to, and in accordance with, this Agreement; (t) Default under Management Agreement. If (i) at any time any Management Agreement terminates or is Modified except as otherwise permitted under this Agreement or (ii) a material default by Operating Lessee has occurred and continues beyond any applicable cure period under any Management Agreement and such default permits the applicable Manager to terminate such Management Agreement; (u) Default Under Ground Leases. Any Borrower’s failure to comply, in any material respect, with the requirements of Section 9.19; (v) Default Under Operating Lease. Any Borrower’s or Operating Lessee’s failure to comply, in any material respect, with the requirements of Section 9.20; (w) Revocation of Liquor License. The revocation, cancellation, termination or suspension of any liquor license for any of the Properties for a period of sixty (60) days or more, to the extent any such liquor license remains necessary in connection with the operation of the applicable Property in a manner consistent with the operation of such Property on the Effective Date; (x) Prohibited Transfer or Change of Control. The occurrence of any Prohibited Property Transfer and/or Prohibited Equity Transfer and/or a Change of Control without the prior written consent of Administrative Agent; (y) Material Property Agreement Event. Any Material Property Agreement Event occurs; (z) Breach of Sanctions; Anti-Terrorism Laws; Money Laundering. The failure of any representation or warranty of Borrower contained in Section 6.35 or Borrower’s failure (or the failure of any other Person within the Borrowing Group) to perform or observe any covenant contained in Section 9.27; or (aa) Forfeiture. Any Property or any portion thereof is subject to any judicial or nonjudicial forfeiture or seizure proceeding which has been commenced by a Governmental Authority on the grounds that such Property or applicable portion thereof had been used to commit or facilitate the commission of a criminal offense by any Person, including any tenant, pursuant to any Applicable Law, including under the Controlled Substances Act or the Civil Asset Forfeiture Reform Act, and such proceeding shall remain undismissed or unstayed for sixty (60) days.

Page 95 11.2 ACCELERATION UPON DEFAULT; REMEDIES. Upon the occurrence and during the continuance of any Default, Requisite Lenders may, at their sole option, declare the Indebtedness immediately due and payable; provided, however, that the Indebtedness shall automatically become immediately due and payable upon the occurrence and during the existence of any Default specified in Section 11.1(g) or Section 11.1(h), after which the Indebtedness, at the determination of the Requisite Lenders, shall bear interest at the Default Rate. Upon the occurrence and during the continuance of any Default, Administrative Agent and Lenders shall have all rights and remedies set forth herein and in the other Loan Documents, at law and in equity. Without limitation of the foregoing, Administrative Agent may, and at the direction of Requisite Lenders, shall, in addition to all other remedies permitted under this Agreement, the other Loan Documents and at law or in equity, apply any sums in any Account to the Indebtedness and any and all obligations of Lenders to make any further Advances shall terminate. 11.3 DISBURSEMENTS TO THIRD PARTIES. Upon the occurrence and during the continuance of a Default occasioned by any Borrower’s and/or Operating Lessee’s failure to pay money to a third party as required by this Agreement, Administrative Agent may but shall not be obligated to make such payment as a further Advance or from other funds of Administrative Agent or Lenders. If such payment is made as a further Advance, Borrower shall promptly deposit with Administrative Agent, upon written demand, an amount equal to such payment. If such payment is made from funds of Administrative Agent or Lenders, Borrower shall promptly repay such funds upon receipt of a written demand therefor from Administrative Agent. In either case, the Default with respect to which any such payment has been made by Administrative Agent or Lenders shall not be deemed cured except as described in Section 11.12. 11.4 INTENTIONALLY OMITTED. 11.5 INTENTIONALLY OMITTED. 11.6 REPAYMENT OF FUNDS ADVANCED. Any funds expended by Administrative Agent or any Lender in the exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Administrative Agent upon written demand therefor from Administrative Agent to Borrower, together with interest thereon at the Default Rate from the date such funds were expended by Administrative Agent or the applicable Lender. 11.7 RIGHTS CUMULATIVE, NO WAIVER. (a) All of Administrative Agent’s and Lenders’ rights and remedies provided in this Agreement and the other Loan Documents, together with those granted by law or at equity, are cumulative and may be exercised by Administrative Agent or Lenders at any time and from time to time. Administrative Agent’s or any Lender’s exercise of any right or remedy shall not constitute a cure of any Default. (b) No waiver shall be implied from any failure of Administrative Agent or any Lender to take, or any delay by Administrative Agent or any Lender in taking, action concerning any Default or Potential Default, or from any previous waiver of any similar or unrelated Default or Potential Default. Any waiver or approval by Administrative Agent or any Lender under any of the Loan Documents must be in writing. No waiver shall extend to or affect any obligation not expressly waived in writing, nor shall any waiver impair any right consequent thereon and any such waiver shall be effective only in the specific instance and for the specific purpose set forth in such writing. No course of dealing or delay or omission on the part of Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Except as otherwise expressly provided for in any Loan Document, no notice to or demand upon

Page 96 any Loan Party shall entitle such Loan Party (or any other Loan Party) to other or further notice or demand in similar or other circumstances. 11.8 ALLOCATION OF PROCEEDS. If a Default has occurred and is continuing, all payments received by Administrative Agent (or any Lender as a result of its exercise of remedies permitted under Section 13.16) under any of the Loan Documents in respect of any Indebtedness shall be applied in the following order and priority: (a) amounts due to Administrative Agent constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to Administrative Agent in its capacity as such, including, without limitation, amounts due under Section 13.12 and Section 14.1; (b) amounts due to Administrative Agent and Lenders pursuant to Section 13.12 and Section 14.1, to be paid to such Persons equally and ratably in accordance with the respective amounts thereof then due and owing to such Persons; (c) amounts due to Administrative Agent and Lenders in respect of expenses due under Section 2.9, Section 2.10, Section 9.1 and Section 14.10, to be paid to such Persons equally and ratably in accordance with the respective amounts thereof then due and owing to such Persons, until paid in full, and then to Administrative Agent and/or Lenders (as applicable) for fees referred to in Section 2.2, to be paid to such Persons equally and ratably in accordance with the respective amounts thereof then due and owing to such Persons; (d) amounts due to Administrative Agent and Lenders in respect of Protective Advances, to be paid to such Persons equally and ratably in accordance with the respective amounts thereof then due and owing to such Persons; (e) payments of interest on the Loan to be to be paid to Lenders in accordance with the respective amounts thereof then due and owing; (f) payments of principal on the Loan and payments of the termination value in respect of any and all Swap Agreements entered into by Administrative Agent (or its Affiliates) and Borrower in connection with the Loan, if any, to be paid to Administrative Agent (or its Affiliates) and Lenders equally and ratably in accordance with the respective amounts thereof then due and owing to such Persons; (g) payments of all other Indebtedness, including all sums, obligations and other amounts due under any of the Loan Documents and Swap Agreements entered into by Administrative Agent (or its Affiliates) and Borrower in connection with the Loan, if any, to be paid to such Persons equally and ratably in accordance with the respective amounts thereof then due and owing to such Persons; and (h) any amount remaining after application as provided herein, shall be paid to Borrower, to whomever else may be legally entitled thereto or as otherwise directed by a court of competent jurisdiction. 11.9 RESCINDED PAYMENTS. In the event, and to the extent, any Loan Party makes a payment of any portion of the Indebtedness to Administrative Agent or any Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person in any proceeding under any Debtor Relief Laws, common law or equitable cause, then, to the extent of such payment received, the Indebtedness intended to be

Page 97 satisfied shall be revived, reinstated and shall continue in full force and effect, as if such payment had not been received by Administrative Agent or such Lender, as applicable. 11.10 PROOFS OF CLAIM. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other Bankruptcy Proceeding affecting Borrower or any other Loan Party, or any of their respective creditors or property, Administrative Agent, to the extent permitted by Applicable Law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Administrative Agent and Lenders allowed in such proceedings for the entire Indebtedness at the date of the institution of such proceedings and for any additional Indebtedness which may become due and payable by Borrower hereunder from time to time after such date. 11.11 WAIVERS BY BORROWER. Borrower agrees (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive Borrower from paying all or any portion of the Indebtedness or which may affect Borrower’s or Operating Lessee’s performance of any of the Obligations; and Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any right and/or remedy herein granted to Administrative Agent and Lenders, but will suffer and permit the execution of every such right and/or remedy as though no such law had been enacted. Administrative Agent and Lenders shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by the Loan Parties to any portion of the obligations of the Loan Parties under the Loan Documents. Borrower hereby waives any legal right otherwise available to Borrower that would require the sale of any Collateral either separate or apart from any other Collateral, or require Administrative Agent or Lenders to exhaust its or their remedies against any Collateral before proceeding against any other Collateral. Without limiting the foregoing, to the fullest extent permitted by law, Borrower hereby waives and shall not assert any rights in respect of a marshalling of Collateral, a sale in the inverse order of alienation, any homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Administrative Agent or Lenders under the Loan Documents to a sale of the Collateral or any portion thereof in any sequence and any combination as determined by Administrative Agent. 11.12 CONTINUING DEFAULTS; NOTICES OF DEFAULT. Any Default occurring hereunder shall continue to exist until such time as such Default is waived in writing by Administrative Agent in accordance with the terms of this Section 11.12, notwithstanding any attempted cure or other action by Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Default. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, any use of the phrases “during the continuance of a Default,” “if a Default has occurred and is continuing,” “so long as a Default exists” and similar phrases in this Agreement or any of the other Loan Documents, shall not be deemed to mean or imply that Administrative Agent, on behalf of Lenders, shall be obligated to accept any cure of a Potential Default following the expiration of any cure period which is applicable to such Potential Default, if any, and if, following the occurrence of a Default, Borrower, any other Loan Party or any other Person then proffers a cure of such Default, such Default shall only be considered cured if Administrative Agent, on behalf of Lenders, in its discretion, accepts such proffered cure in writing. No notice of a Potential Default or a Default, and no demand upon Borrower in respect thereof, shall in any event, entitle Borrower to other or further notice or demand in similar or other circumstances.

Page 98 ARTICLE 12 DUE ON SALE/ENCUMBRANCE; CHANGE OF CONTROL 12.1 PROPERTY TRANSFERS. (a) Prohibited Property Transfers. Borrower shall not cause or permit any Transfer of all or any part of, or any direct interest, in the Property, the other Collateral or any portion thereof (each, and for the avoidance of doubt, expressly excluding any Permitted Property Transfer, a “Prohibited Property Transfer”), including, without limitation, the Transfer of all or any part of Borrower’s right, title and interest in and to any Lease or any rents or other sums which are payable by the tenant thereunder. (b) Permitted Property Transfers. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Property Transfer: (i) a Transfer which is expressly permitted under this Agreement; (ii) any Lease which is entered into by Borrower or Operating Lessee (as applicable) in accordance with the provisions of Section 9.3; (iii) the sale of FF&E in the ordinary course of business; (iv) the Transfer of any Personal Property where the same is replaced with Personal Property of similar or better type and quality or such Personal Property is no longer necessary in connection with the operation of the Property; (v) Permitted Equipment Leases, (vi) Permitted Liens; (vii) a distribution or dividend to the member(s) of Borrower or Operating Lessee that is effected in compliance with Section 9.33; and (viii) any Transfer resulting from the exercise of Administrative Agent and/or Lenders’ rights under the Loan Documents or the consummation of any remedial or enforcement action by Administrative Agent and/or Lenders of the Collateral, including, without limitation, any foreclosure, deed-in-lieu, or assignment in lieu of foreclosure and the exercise of any rights of Administrative Agent and/or Lenders under the Security Instrument (each, a “Permitted Property Transfer”). 12.2 EQUITY TRANSFERS. (a) Prohibited Equity Transfers. Borrower shall not cause or permit any Transfer of any direct or indirect legal or beneficial interest in a Restricted Party (each, and for the avoidance of doubt, expressly excluding any Permitted Equity Transfer, a “Prohibited Equity Transfer”), including, without limitation, the following: (i) if a Restricted Party is a corporation, any merger, consolidation or other Transfer of such corporation’s stock or the creation or issuance of new stock in one or a series of transactions; (ii) if a Restricted Party is a limited partnership, limited liability partnership, general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Transfer of the partnership interest of any general or limited partner or any profits or proceeds relating to such partnership interests or the creation or issuance of new limited partnership interests; (iii) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or any profits or proceeds relating to such membership interest, or the Transfer of a non-managing membership interest or the creation or issuance of new non managing membership interests; or (iv) if a Restricted Party is a trust, any merger, consolidation or other Transfer of any legal or beneficial interest in such Restricted Party or the creation or issuance of new legal or beneficial interests. (b) Permitted Equity Transfers. Notwithstanding the foregoing, no Permitted Equity Transfer shall be deemed to be a Prohibited Equity Transfer. (c) No Resulting Breach of Representations, Covenants; SPE Status. Nothing contained in this Section 12.2 shall be construed to permit any Transfer that would result in a breach

Page 99 of any representation, warranty or covenant of Borrower under this Agreement, including under Section 6.28, Section 6.35, Article 7, Section 9.2 or Section 9.27 of this Agreement. (d) Organizational Chart. Without limiting any of the foregoing, in the event any equity Transfer (including any Permitted Equity Transfer) would result in the Organizational Chart (or the latest update thereto provided in accordance with the terms hereof) being no longer accurate after giving effect to such equity Transfer, Borrower shall deliver an updated Organizational Chart to Administrative Agent: (i) in the case of any equity Transfer that requires Administrative Agent’s or Lenders’ consent, at the time such request for consent is submitted to Administrative Agent; or (ii) in the case of any equity Transfer that does not require Administrative Agent’s or Lenders’ consent, promptly after the effective date of such Transfer. 12.3 NO DEFENSE TO PAYMENT. Borrower waives any defense to the repayment of the Indebtedness based upon any Permitted Property Transfer or Permitted Equity Transfer. In furtherance of the foregoing and not in limitation thereof, Borrower agrees that no Permitted Property Transfer or Permitted Equity Transfer shall diminish or otherwise affect, limit, waive, relieve or diminish Borrower’s liability for the Obligations or otherwise under the Loan Documents. In connection with any Permitted Equity Transfer, each Loan Party (and, as applicable, the direct and indirect equity owners thereof) shall execute all documents Administrative Agent shall reasonably request for the purpose of reaffirming its respective obligations under the Loan Documents. 12.4 NO ASSUMPTION OF LOAN. Borrower acknowledges and agrees that, notwithstanding anything to the contrary contained in this Article 12, the Loan is not transferable or assumable by any Person, except as expressly set forth in Section 12.5. 12.5 ONE-TIME PERMITTED PROPERTY TRANSFER. Notwithstanding anything to the contrary contained in this Article 12 or elsewhere in this Agreement, upon satisfaction of all of the conditions precedent set forth in Section 12.5(a) below, Borrower shall have the one-time right, at its sole cost and expense, to Transfer (the “Permitted Affiliate Property Transfer”) all of each Borrower’s right, title and interest in and to the Property to Bonnet Creek Equity Holdings LLC, a Delaware limited liability company (the “Successor Borrower”), provided that (x) after giving effect to such Permitted Affiliate Property Transfer, no Change of Control shall have occurred and (y) such Transfer is effectuated in a single transaction involving a concurrent Transfer of each Property to the Successor Borrower. (a) Conditions Precedent to Permitted Affiliate Property Transfer. The Permitted Affiliate Property Transfer shall be subject to the prior satisfaction of each of the following conditions precedent: (i) Advance Written Notice. Borrower shall provide Administrative Agent with not less than thirty (30) days’ prior written notice of such proposed Permitted Affiliate Property Transfer, which notice shall set forth the proposed effective date of such Transfer and include such information regarding the Successor Borrower and its direct and indirect owners as Administrative Agent may reasonably require in order to confirm that all conditions to the Permitted Affiliate Property Transfer have been satisfied. (ii) No Default. No Potential Default or Default shall exist as of the effective date of the Permitted Affiliate Property Transfer, and no Potential Default or Default shall result from the consummation of the Permitted Affiliate Property Transfer. (iii) Bring Down of Representations and Warranties. Administrative Agent shall have received a certificate executed by authorized officers of Borrower and Operating

Page 100 Lessee, Successor Borrower and Guarantor, dated as of the effective date of the Permitted Affiliate Property Transfer, certifying that (A) all representations and warranties made by Borrower and Operating Lessee in this Agreement and in each of the other Loan Documents are true, correct and complete in all material respects as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects as of such earlier date), (B) all representations and warranties made by Guarantor in the Guaranty and the Indemnity are true, correct and complete in all material respects as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects as of such earlier date), and (C) the Successor Borrower makes all of the representations and warranties set forth in this Agreement and in each of the other Loan Documents to which Borrower is a party as if it were the original Borrower hereunder and thereunder, and all such representations and warranties are true, correct and complete in all material respects as of the effective date of the Permitted Affiliate Property Transfer (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects as of such earlier date). (iv) Transfer of Accounts. All Accounts which are in the name of Borrower shall have been transferred to, or new accounts in replacement thereof and in the name of the Successor Borrower, shall have been established. In connection therewith: (A) the Successor Borrower shall have executed and delivered to Administrative Agent a Disbursement Instruction Agreement and (B) all funds on deposit in such existing Accounts shall have been transferred to the corresponding replacement Accounts established in the name of the Successor Borrower. (v) SPE Status; Organizational Documents. The Successor Borrower shall: (A) satisfy all of the requirements set forth in Article 7, including all Separateness Provisions, (B) have organizational documents in form and substance reasonably satisfactory to Administrative Agent, and (C) be duly organized, validly existing and in good standing under the laws of the State of Delaware, and (D) be duly qualified or registered to do business and in good standing in the state in which the Property is located. (vi) Assumption Agreement. Borrower and Successor Borrower shall have executed and delivered to Administrative Agent an assignment and assumption agreement in form and substance satisfactory to Administrative Agent, in its reasonable discretion, pursuant to which the Successor Borrower expressly and unconditionally assumes all of the covenants, agreements, obligations, liabilities and duties of Borrower under this Agreement and each of the other Loan Documents to which Borrower is a party, in each case, as if the Successor Borrower were the original Borrower hereunder and thereunder, including, without limitation, liability for any breach of representations and warranties made by Borrower. (vii) Reaffirmation of Guaranty and Indemnity. Guarantor shall have executed and delivered to Administrative Agent a reaffirmation agreement in form and substance reasonably satisfactory to Administrative Agent, pursuant to which Guarantor expressly reaffirms its obligations under the Guaranty and the Indemnity, respectively, and acknowledges that such obligations remain in full force and effect and continue to apply following the Permitted Affiliate Property Transfer.

Page 101 (viii) Delivery of Security Documents. Administrative Agent shall have received fully executed originals of the following documents, each in form and substance satisfactory to Administrative Agent, in its sole discretion: (A) an amended, restated and consolidated Security Instrument in favor of Administrative Agent, for the benefit of Lenders, duly executed by the Successor Borrower and Operating Lessee in recordable form, (B) a UCC-1 financing statement naming the Successor Borrower as debtor and Administrative Agent as secured party, (C) such other security documents, amendments and supplements to existing Loan Documents as Administrative Agent may require in order to create, perfect, protect and maintain the Liens granted to Administrative Agent for the benefit of Lenders under the Loan Documents. (ix) Delivery of Terminations of Ground Leases. Administrative Agent shall have received fully executed copies of terminations of the Ground Leases in form and substance satisfactory to Administrative Agent, in its reasonable discretion. (x) Transfer Documents. Administrative Agent shall have received fully executed copies of the following documents, each in form and substance reasonably satisfactory to Administrative Agent, in its sole discretion: (A) a special warranty deed (or other form of deed customary in state in which the Property is located) conveying all of Borrower’s right, title and interest in and to the Property to the Successor Borrower, in recordable form, (B) a bill of sale conveying all of Borrower’s right, title and interest in and to all tangible personal property, fixtures, equipment and other assets located at or used in connection with the Property to the Successor Borrower, (C) an assignment and assumption of leases, contracts and other intangible property relating to the Property, and (D) such other transfer documents, instruments and agreements as Administrative Agent may reasonably require in order to effectuate the Transfer of the Property and all other Collateral that is owned by Borrower to the Successor Borrower free and clear of any Liens (other than Permitted Liens). (xi) Title Insurance. Administrative Agent shall have received, at Borrower’s sole cost and expense: (A) an endorsement to the existing Title Policy (or a new Title Policy) insuring the continued validity and first priority of the Lien of the amended, restated and consolidated Security Instrument following the Permitted Affiliate Property Transfer, free and clear of any additional exceptions arising by reason of such Transfer (other than Permitted Liens and other matters approved by Administrative Agent in writing (which approval shall not be unreasonably withheld, conditioned or delayed in the case of matters that do not constitute Liens, were recorded in the ordinary course of Borrower’s business, and do not have a material adverse effect on the value of the Property or Borrower’s or Operating Lessee’s business operations thereon)), and (B) such other endorsements to the Title Policy as Administrative Agent may reasonably require, in each case issued by Title Company. (xii) Legal Opinions. Administrative Agent shall have received opinions of counsel (including opinions of local counsel with respect to the state in which the Property is located) in form, scope and substance reasonably satisfactory to Administrative Agent, and as applicable to the subject matter thereof, substantially similar to the opinions delivered to Administrative Agent on the Effective Date and the Initial Advance Disbursement Date (if the Permitted Affiliate Property Transfer occurs concurrently with, or after, such date).

Page 102 (xiii) Organizational Documents and Good Standing. Administrative Agent shall have received: (A) certified copies of the organizational documents of the Successor Borrower, (B) certificates of good standing for the Successor Borrower from the State of Delaware and the state in which the Property is located, (C) resolutions of the Successor Borrower authorizing the Permitted Affiliate Property Transfer, the execution and delivery of the documentation to be delivered by it in connection with the Permitted Affiliate Property Transfer and the transactions contemplated thereby, certified by an authorized officer of the Successor Borrower, and (D) incumbency certificates for the Successor Borrower. (xiv) Updated Organizational Chart. Administrative Agent shall have received an updated Organizational Chart reflecting the ownership structure of the Successor Borrower and all direct and indirect owners thereof following consummation of the Permitted Affiliate Property Transfer. (xv) Know Your Customer; Beneficial Ownership. Administrative Agent and each Lender shall have received an updated Beneficial Ownership Certification and any documentation and other information as may be required (including, if applicable, any updates to such information as has been provided to Administrative Agent and Lenders in connection with the closing of the Loan) in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act and Administrative Agent and Lenders shall have approved the results of its and their investigations and determinations with respect thereto prior to the effective date of the Permitted Affiliate Property Transfer. (xvi) Insurance. Administrative Agent shall have received evidence satisfactory to Administrative Agent that Successor Borrower is in compliance with all insurance requirements pursuant to Article 5. (xvii) Management Agreement. The Successor Borrower shall have obtained the written consent of each Manager to the Permitted Affiliate Property Transfer and shall have caused Operating Lessee to enter into a new consolidated Management Agreement with such Manager on substantially the same terms as the existing Management Agreement to which such Manager is a party, and Administrative Agent shall have received a Subordination, Non-Disturbance and Attornment Agreement with respect thereto in form and substance reasonably satisfactory to Administrative Agent that is in any event not materially less favorable to Administrative Agent than the Management Agreement SNDA executed by such Manager on the Effective Date. (xviii) Operating Lease. The Successor Borrower shall have assumed the Operating Lease or entered into a new operating lease with Operating Lessee in form and substance reasonably satisfactory to Administrative Agent, and Operating Lessee shall have executed and delivered to Administrative Agent an acknowledgment and reaffirmation of its obligations under the Loan Documents. (xix) Interest Rate Protection Agreement. The Successor Borrower shall have assumed or entered into a replacement Required Interest Rate Protection Agreement meeting all of the requirements set forth in Section 9.12, together with an Assignment of Interest Rate Protection Agreement in favor of Administrative Agent, for the benefit of Lenders.

Page 103 (xx) REIT Status. Borrower shall have delivered evidence satisfactory to Administrative Agent that the Permitted Affiliate Property Transfer will not adversely affect the qualification of Park Hotels as a real estate investment trust under the Internal Revenue Code. (xxi) Payment of Costs and Expenses. Borrower shall have paid or reimbursed Administrative Agent and the Lenders for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements, title insurance premiums, recording fees and transfer taxes) incurred by Administrative Agent and Lenders in connection with the Permitted Affiliate Property Transfer and the satisfaction of the conditions precedent set forth in this Section 12.1(c). For the avoidance of doubt, no assumption, consent or other fee shall be payable by Borrower, Successor Borrower, Guarantor or any of their Affiliates in connection with the Permitted Affiliate Property Transfer. (xxii) Additional Requirements. Borrower, Successor Borrower, Guarantor and/or other applicable Loan Parties shall have satisfied such other requirements and delivered such other documents, instruments, agreements, certificates, opinions, consents, approvals and other items as Administrative Agent may reasonably require in connection with the Permitted Affiliate Property Transfer, including any amendments to (and/or amendments and restatements of) the then-existing Loan Documents and such new Loan Documents as may be required by Administrative Agent in its reasonable discretion. (b) Effect of Permitted Affiliate Property Transfer. Upon consummation of the Permitted Affiliate Property Transfer in accordance with this Section 12.5: (i) the Successor Borrower shall be deemed to be the “Borrower” and a “Loan Party” for all purposes under this Agreement and the other Loan Documents, (ii) all references in this Agreement and the other Loan Documents to “Borrower” shall be deemed to be a reference to the Successor Borrower, (iii) the Successor Borrower shall be bound by all of the terms, covenants, conditions and obligations of Borrower under this Agreement and the other Loan Documents as if the Successor Borrower were the original signatory hereto and thereto, and (iv) such Permitted Affiliate Property Transfer shall diminish or otherwise affect, limit, waive, relieve or diminish the liability of any Operating Lessee or Guarantor under the Loan Documents. (c) One-Time Right; No Further Transfers. For the avoidance of doubt, the Permitted Affiliate Property Transfer may only be exercised one time during the term of the Loan. Following consummation of the Permitted Affiliate Property Transfer in accordance with this Section 12.5, any subsequent Transfer of all or any portion of the Property (other than a Permitted Property Transfer) shall constitute a Prohibited Property Transfer. ARTICLE 13 ADMINISTRATIVE AGENT; CO-LENDER PROVISIONS 13.1 APPOINTMENT AND AUTHORIZATION. (a) Each Lender hereby irrevocably appoints and authorizes Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs Administrative Agent to enter into the Loan Documents for the benefit of Lenders.

Page 104 (b) Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or any of the other the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of Lenders. (c) Nothing herein shall be construed to deem Administrative Agent a trustee or fiduciary for any Lender or to impose on Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Administrative Agent,” “Agent,” “agent” and similar terms in the Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (d) Administrative Agent shall deliver to each Lender, promptly upon receipt thereof by Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to Administrative Agent pursuant to Article 10. Administrative Agent shall also furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to Administrative Agent by Borrower, any other Loan Party or any Affiliate of Borrower or any other Loan Party, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. (e) As to any matters not expressly provided for by the Loan Documents (including enforcement or collection of any Loan Party’s obligations thereunder), Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the obligations of any Loan Party; provided, however, that, notwithstanding anything in this Agreement to the contrary, Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to this Agreement or any other Loan Document or Applicable Laws. Not in limitation of the foregoing, Administrative Agent may, but shall not be required to, exercise any right or remedy it or Lenders may have under any Loan Document upon the occurrence of a Potential Default or Default, unless the Requisite Lenders have directed Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent acting or refraining from acting under this Agreement or the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all Lenders. 13.2 WELLS FARGO AS LENDER. Wells Fargo, as a Lender, and any other Lender that may serve as a successor Administrative Agent, shall have the same rights and powers under this Agreement and any other Loan Document as any other Lender and may exercise the same as though it were not Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include Wells Fargo (or any such successor Administrative Agent and its affiliates) in each case in its individual capacity. Wells Fargo and its affiliates (or any such successor Administrative Agent and its affiliates) may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with Borrower, any other Loan Party or any Affiliate of Borrower or any other Loan Party as if it were any other bank and without any duty to account therefor to the other Lenders. Further, Administrative

Page 105 Agent and any Affiliate thereof may accept fees and other consideration from Borrower or any other Loan Party for services in connection with this Agreement and otherwise without having to account for the same to the other Lenders. Lenders acknowledge that, pursuant to such activities, Administrative Agent or its Affiliates may receive information regarding Borrower, other Loan Parties and Affiliates of Borrower and/or other Loan Parties (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. 13.3 LOAN DISBURSEMENTS. (a) Each Lender shall make available to Administrative Agent (or the funding bank or entity designated by Administrative Agent), the amount of such Lender’s Pro Rata Share of disbursements of the Loan in immediately available funds not later than the times designated in Section 13.3(b). Unless Administrative Agent shall have been notified by any Lender not later than the close of business on the Business Day immediately preceding the funding date in respect of any disbursement that such Lender does not intend to make available to Administrative Agent such Lender’s Pro Rata Share of such disbursement, Administrative Agent may assume that such Lender shall make such amount available to Administrative Agent. If any Lender does not notify Administrative Agent of its intention not to make available its Pro Rata Share of such disbursement as described herein, but does not for any reason make available to Administrative Agent such Lender’s Pro Rata Share of such disbursement, such Lender shall pay to Administrative Agent forthwith on demand such amount, together with interest thereon at the Overnight Rate from time to time in effect. In any case where a Lender does not for any reason make available to Administrative Agent such Lender’s Pro Rata Share of such disbursement, Administrative Agent may, but shall not be obligated to, fund to Borrower such Lender’s Pro Rata Share of such disbursement. If Administrative Agent funds to Borrower such Lender’s Pro Rata Share of such disbursement and if such Lender subsequently pays to Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Pro Rata Share of such disbursement. Nothing in this Section 13.3(a) shall alter the respective rights and obligations of the parties hereunder in respect of a Defaulting Lender or a Non-Pro Rata Advance. (b) Requests by Administrative Agent for funding by Lenders of disbursements shall be made by: (i) posting same to a website maintained by or for the benefit of Administrative Agent (e.g., Syndtrak); and (ii) by either facsimile or e-mail. Each Lender shall make the amount of its disbursement available to Administrative Agent in Dollars and in immediately available funds, to such bank and account as Administrative Agent may designate, not later than 11:00 a.m. on the funding date designated by Administrative Agent with respect to such disbursement, but in no event earlier than two (2) Business Days following Lender’s receipt of Administrative Agent’s request for funding. (c) Nothing in this Section 13.3 or Section 13.4 shall be deemed to relieve any Lender of its obligation hereunder to make its Pro Rata Share of disbursements on any funding date, nor shall Administrative Agent or any Lender be responsible for the failure of any other Lender to perform its obligations to make any disbursement hereunder, and the Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to make a disbursement. 13.4 DISTRIBUTION AND APPORTIONMENT OF PAYMENTS; DEFAULTING LENDERS.

Page 106 (a) Subject to Section 13.4(c), payments actually received by Administrative Agent for the account of Lenders shall be paid to them promptly after receipt thereof by Administrative Agent, but in any event within two (2) Business Days; provided that Administrative Agent shall pay to Lenders interest thereon, at the lesser of: (i) the Federal Funds Rate; and (ii) the rate of interest applicable to the Loan, from the Business Day following receipt of such funds by Administrative Agent until such funds are paid in immediately available funds to Lenders. All payments of principal, interest, and other payments under the Loan Documents shall be allocated among such of Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares in the Loan or otherwise as provided herein or as separately agreed by Administrative Agent and any Lender. Administrative Agent shall promptly distribute, but in any event within two (2) Business Days, to each Lender at its primary address set forth on the appropriate signature page hereof or on the Assignment and Assumption Agreement, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive; provided, however, that Administrative Agent shall in any event not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including instructions from Requisite Lenders or all Lenders, as applicable, or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of Lenders as among themselves and may at any time or from time to time be changed by Lenders as they may elect, in writing in accordance with this Agreement, without necessity of notice to or consent of or approval by Borrower or any other Person. All payments or other sums received by Administrative Agent for the account of Lenders shall not constitute property or assets of Administrative Agent and shall be held by Administrative Agent, solely in its capacity as agent for itself and the other Lenders, subject to the Loan Documents. (b) If for any reason any Lender shall become a Defaulting Lender, then, in addition to the rights and remedies that may be available to Administrative Agent or Borrower under this Agreement or Applicable Law, such Defaulting Lender’s right to participate in the administration of the Loan, this Agreement and the other Loan Documents, including any right to vote in respect of, to consent to or to direct any action or inaction of Administrative Agent or to be taken into account in the calculation of Requisite Lenders, shall be suspended during the pendency of such failure or refusal. (c) Notwithstanding any provision hereof to the contrary, until such time as a Defaulting Lender has funded its Pro Rata Share of a Protective Advance or prior Loan Advances that were previously Non-Pro Rata Advances, or all other Lenders have received payment in full (whether by repayment or prepayment) of the amounts due in respect of such Non-Pro Rata Advance, all of the indebtedness and obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal, interest and fees in respect of all Non-Pro Rata Advances in which the Defaulting Lender has not funded its Pro Rata Share (such principal, interest and fees being referred to as “Senior Loans”). All amounts paid by Borrower and otherwise due to be applied to the indebtedness and obligations owing to the Defaulting Lender (other than a Performing Defaulting Pfandbrief Lender) pursuant to the terms hereof shall be distributed by Administrative Agent to the other Lenders in accordance with their respective Pro Rata Shares of the Loan (recalculated for purposes hereof to exclude the Defaulting Lender’s (other than a Performing Defaulting Pfandbrief Lender) Pro Rata Share of the Loan), until all Senior Loans have been paid in full. The provisions of this Section shall apply and be effective regardless of whether a Default occurs and is then continuing, and notwithstanding: (i) any other provision of this Agreement to the contrary; (ii) any instruction of Borrower as to its desired application of payments; or (iii) the suspension of such Defaulting Lender’s (other than a Performing Defaulting Pfandbrief Lender’s) right to vote on

Page 107 matters that are subject to the consent or approval of Requisite Lenders or all Lenders. Administrative Agent shall be entitled to: (A) withhold or setoff, and to apply to the payment of the defaulted amount and any related interest, any amounts to be paid to such Defaulting Lender under this Agreement; and (B) bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. In addition, the Defaulting Lender shall indemnify, defend and hold Administrative Agent and each of the other Lenders harmless from and against any and all liabilities and costs, plus interest thereon at the Default Rate, that they may sustain or incur by reason of or as a direct consequence of the Defaulting Lender’s failure or refusal to perform its obligations under this Agreement. Notwithstanding anything to the contrary contained in this Section 13.4 or elsewhere in this Agreement, including the definition of “Requisite Lenders” or Section 14.12: (i) the rights of a Performing Defaulting Pfandbrief Lender to participate in the administration of the Loan and the Loan Documents as set forth in this Agreement with respect to actions requiring Requisite Lender or all Lender approval shall not be suspended so long as such Performing Defaulting Pfandbrief Lender responds to any communication or request under the Loan Documents within ten (10) Business Days after receipt thereof (or such lesser time as may be required by the Loan Documents); and (ii) any payments received or payable in respect of such Performing Defaulting Pfandbrief Lender’s Pro Rata Share in the Loan shall not be subject to any subordination, escrow or holdback, and shall be distributed to such Performing Defaulting Pfandbrief Lender in accordance with the terms of the Loan Documents as if such Performing Defaulting Pfandbrief Lender was not a Defaulting Lender. (d) Notwithstanding the provisions of Section 13.4(c), the rights provided to a Performing Defaulting Pfandbrief Lender hereunder shall apply if, and only to the extent that, such rights are necessary or required to maintain such Performing Defaulting Pfandbrief Lender’s interest in the Loan in the cover pool for German Pfandbrief. Further, for the avoidance of doubt, except as expressly provided in this Section 13.4(d), a Performing Defaulting Pfandbrief Lender shall remain a Defaulting Lender for all other purposes under this Agreement and the Loan Documents. (e) The provisions of this Section 13.4 govern only the relationship among Administrative Agent, each Defaulting Lender, and the other Lenders, and none of such provisions shall expand, limit or otherwise affect the rights and/or obligations of Borrower under this Agreement. 13.5 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) each borrowing from Lenders shall be made from Lenders, and each termination or reduction of the amount of the Commitments pursuant to this Agreement shall be applied to the respective Commitments of Lenders, pro rata according to the amounts of their respective Commitments; (b) each payment or prepayment of principal of the Loan by Borrower shall be made for the account of Lenders pro rata in accordance with the respective unpaid principal amounts of the Loan held by them; provided, however, that if immediately prior to giving effect to any such payment in respect of the Loan the Principal Indebtedness shall not be held by Lenders pro rata in accordance with their respective Commitments in effect at the time the Loan was made, then such payment shall be applied to the Loan in such manner as shall result, as nearly as is practicable, in the Principal Indebtedness being held by Lenders pro rata in accordance with their respective Commitments; and (c) each payment of interest on the Loan by Borrower shall be made for the account of Lenders pro rata in accordance with the amounts of interest on the Loan then due and payable to the respective Lenders.

Page 108 13.6 SHARING OF PAYMENTS, ETC. Lenders agree among themselves that: (a) with respect to all amounts received by them that are applicable to the payment of the obligations of Borrower or any other Loan Party under the Loan, equitable adjustment shall be made so that, in effect, all such amounts shall be shared among them ratably in accordance with their Pro Rata Shares in the Loan, whether received by voluntary payment, by counterclaim or cross action or by the enforcement of any or all of such obligations; (b) if any of them shall by voluntary payment or by the exercise of any right of counterclaim or otherwise, receive payment of a proportion of the aggregate amount of such obligations held by it that is greater than its Pro Rata Share in the Loan, the one receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such obligations owed to the others so that all such recoveries with respect to such obligations shall be applied ratably in accordance with such Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 13.6 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. 13.7 COLLATERAL MATTERS; PROTECTIVE ADVANCES. (a) Each Lender hereby authorizes Administrative Agent, without the necessity of any notice to or further consent from any Lender, from time to time prior to a Default, to take any action with respect to any Collateral or the Loan Documents that may be necessary to perfect and maintain perfected the Liens upon the Collateral. (b) The Lenders hereby authorize Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by Administrative Agent upon any Collateral: (i) upon termination of the Commitments and indefeasible payment and satisfaction in full of all of obligations of Borrower hereunder; (ii) as expressly permitted by, but only in accordance with, the terms of the applicable Loan Document; or (iii) if approved, authorized or ratified in accordance with Section 14.12. Upon request by Administrative Agent at any time, Lenders shall confirm in writing Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section. (c) Upon any sale and transfer of Collateral that is expressly permitted pursuant to the terms of this Agreement, and upon at least five (5) Business Days’ prior written request by Borrower, Administrative Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Administrative Agent for the benefit of Lenders herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that: (i) Administrative Agent shall not be required to execute any such document on terms which, in Administrative Agent’s reasonable opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty; and (ii) such release shall not in any manner discharge, affect or impair the obligations of Borrower or any Liens upon (or obligations of Borrower and/or Operating Lessee in respect of) all interests retained by Borrower or Operating Lessee, including the proceeds of such sale or transfer, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, Administrative Agent shall be authorized to deduct all of the expenses reasonably incurred by Administrative Agent from the proceeds of any such sale, transfer or foreclosure.

Page 109 (d) Administrative Agent shall have no obligation whatsoever to Lenders or to any other Person to assure that the Collateral exists or is owned by Borrower or Operating Lessee or is cared for, protected or insured or that the Liens granted to Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Administrative Agent in this Section or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Administrative Agent may act in any manner it may deem appropriate given Administrative Agent’s own interest in the Collateral as one of Lenders and that Administrative Agent shall have no duty or liability whatsoever to Lenders, except to the extent resulting from its gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment. (e) Administrative Agent may make, and shall be reimbursed by Lenders (in accordance with their Pro Rata Shares) to the extent not reimbursed by Borrower for, Protective Advances during any one calendar year with respect to the Property up to the sum of: (i) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon the Property; (ii) amounts expended to pay insurance premiums for policies of insurance related to the Property; (iii) management fees payable under the Management Agreement; and (iv) One Million Dollars ($1,000,000). Protective Advances in excess of said sum during any calendar year for the Property shall require the consent of the Requisite Lenders. (f) Each Lender agrees that it shall not take any action, nor institute any actions or proceedings, against Borrower or any other Loan Party with respect to exercising claims against or rights in the Collateral without the written consent of the Requisite Lenders. 13.8 POST-FORECLOSURE PLANS. If all or any portion of the Collateral is acquired by Administrative Agent as a result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of the obligations of Borrower and/or Operating Lessee hereunder, the title to any such Collateral, or any portion thereof, shall be held in the name of Administrative Agent or a nominee or subsidiary of Administrative Agent, as agent, for the ratable benefit of all Lenders. Administrative Agent shall prepare a recommended course of action for such Collateral (a “Post-Foreclosure Plan”), that shall be subject to the approval of the Requisite Lenders. In accordance with the approved Post-Foreclosure Plan, Administrative Agent shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired, and shall administer all transactions relating thereto, including employing a management agent, leasing agent and other agents, contractors and employees, including agents for the sale of such Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral. Actions taken by Administrative Agent with respect to the Collateral, that are not specifically provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the written consent of the Requisite Lenders by way of supplement to such Post-Foreclosure Plan. Upon demand therefor from time to time, each Lender shall contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Administrative Agent pursuant to the approved Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, Administrative Agent shall render or cause to be rendered to each Lender, on a monthly basis, an income and expense statement for such Collateral, and each Lender shall promptly contribute its Pro Rata Share of any operating loss for such Collateral, and such other expenses and operating reserves as Administrative Agent shall deem reasonably necessary pursuant to and in accordance with the approved Post-Foreclosure Plan. To the extent there is net operating income from such Collateral, Administrative Agent shall, in accordance with the approved Post-Foreclosure Plan, determine the amount and timing of distributions to

Page 110 Lenders. All such distributions shall be made to Lenders in accordance with their respective Pro Rata Shares. Lenders acknowledge and agree that if title to any Collateral is obtained by Administrative Agent or its nominee, such Collateral shall not be held as a permanent investment but shall be liquidated as soon as practicable. Administrative Agent shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders shall determine to be most advantageous to Lenders. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name Administrative Agent, as agent for Lenders, as the beneficiary or mortgagee. In such case, Administrative Agent and Lenders shall enter into an agreement with respect to such purchase money mortgage or deed of trust defining the rights of Lenders in the same Pro Rata Shares as provided hereunder, which agreement shall be in all material respects similar to this Article insofar as the same is appropriate or applicable. 13.9 APPROVALS OF LENDERS. All communications from Administrative Agent to any Lender requesting such Lender’s determination, consent, approval or disapproval: (a) shall be given in the form of a written notice to such Lender; (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved; (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials and, as appropriate, a brief summary of all material oral information provided to Administrative Agent by Borrower in respect of the matter or issue to be resolved; and (d) shall include Administrative Agent’s recommended course of action or determination in respect thereof. Other than with respect to the matters described in Section 14.12(b) below, unless a Lender shall give written notice to Administrative Agent that it specifically objects to the recommendation or determination of Administrative Agent (together with a written explanation of the reasons behind such objection) within ten (10) Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved of or consented to such recommendation or determination. 13.10 NOTICE OF DEFAULTS. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Potential Default unless Administrative Agent has received notice from a Lender or Borrower referring to this Agreement, describing with reasonable specificity such Default or Potential Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender that is also serving as Administrative Agent) becomes aware of any Default or Potential Default, it shall promptly send to Administrative Agent such a “notice of default.” Further, if Administrative Agent receives such a “notice of default,” Administrative Agent shall give prompt notice thereof to Lenders. 13.11 ADMINISTRATIVE AGENT’S RELIANCE, ETC. Notwithstanding any other provisions of this Agreement or any other Loan Document, neither Administrative Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non-appealable judgment. Without limiting the generality of the foregoing, Administrative Agent: may consult with legal counsel (including its own counsel or counsel for Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither Administrative Agent nor any of its directors, officers, agents, employees or counsel: (a) makes any warranty or representation to any Lender or any other Person and shall be responsible to any Lender or any other Person for any statement, warranty or representation made or deemed made by Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain

Page 111 or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of Borrower or other Persons or to inspect the property, books or records of Borrower or any other Person; (c) shall be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any Collateral covered thereby or the perfection or priority of any Lien in favor of Administrative Agent on behalf of Lenders in any such Collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in- fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment. 13.12 INDEMNIFICATION OF ADMINISTRATIVE AGENT. Regardless of whether the transactions contemplated by this Agreement and the other Loan Documents are consummated, each Lender agrees to indemnify Administrative Agent (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may at any time be imposed on, incurred by, or asserted against Administrative Agent (in its capacity as Administrative Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by Administrative Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided further, however, that no action taken in accordance with the directions of the Requisite Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse Administrative Agent (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so) promptly upon demand for its ratable share of any out-of-pocket expenses (including the reasonable fees and expenses of the counsel to Administrative Agent) incurred by Administrative Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by Administrative Agent to enforce the terms of the Loan Documents and/or collect any obligation of any Loan Party, any “lender liability” suit or claim brought against Administrative Agent and/or Lenders, and any claim or suit brought against Administrative Agent and/or Lenders arising under any Hazardous Materials Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by Lenders on the request of Administrative Agent notwithstanding any claim or assertion that Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by Administrative Agent that Administrative Agent shall reimburse Lenders if it is actually and finally determined by a court of competent jurisdiction that Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loan and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If Borrower shall reimburse Administrative Agent for any Indemnifiable Amount following payment by any Lender to Administrative Agent in respect of such Indemnifiable Amount pursuant to this Section, Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

Page 112 13.13 LENDER CREDIT DECISION, ETC. Each Lender expressly acknowledges and agrees that neither Administrative Agent nor any of its officers, directors, employees, agents, counsel, attorneys- in-fact or other Affiliates has made any representations or warranties to such Lender and that no act by Administrative Agent hereafter taken, including any review of the affairs of Borrower, any other Loan Party or any Affiliate of Borrower or any other Loan Party, shall be deemed to constitute any such representation or warranty by Administrative Agent to any Lender. Each Lender expressly acknowledges, represents and warrants to Administrative Agent that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of Borrower, any other Loan Party or any Affiliate of Borrower or any other Loan Party, or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon Administrative Agent, any other Lender or counsel to Administrative Agent, or any of their respective officers, directors, employees, agents or counsel, and based on the financial statements of Borrower, the other Loan Parties and/or Affiliates of Borrower and the other Loan Parties, and inquiries of such Persons, its independent due diligence of the business and affairs of Borrower, the other Loan Parties and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby, and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender also acknowledges and agrees that (i) it will, independently and without reliance upon Administrative Agent, any other Lender or counsel to Administrative Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 13.13. Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, Borrower or any other Loan Party. Except for notices, reports and other documents and information expressly required to be furnished to Lenders by Administrative Agent under this Agreement or any of the other Loan Documents, Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Borrower, any other Loan Party or any Affiliate of Borrower or any other Loan Party that may come into possession of Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or other Affiliates. Each Lender acknowledges that Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to Administrative Agent and is not acting as counsel to such Lender. 13.14 RESIGNATION OF ADMINISTRATIVE AGENT. (a) Administrative Agent may at any time give written notice of its resignation to the Lenders and Borrower. Upon receipt of any such written notice of resignation, the Requisite Lenders shall have the right, in consultation with Borrower, to appoint a successor, which shall be a bank or financial institution reasonably experienced in serving as administrative agent on syndicated bank facilities with an office in the United States, or an Affiliate of any such bank or

Page 113 financial institution with an office in the United States. If no such successor shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Requisite Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Requisite Lenders may, to the extent permitted by Applicable Law, by notice in writing to Borrower and such Person, remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Requisite Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Requisite Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article. Section 9.1, Section 13.12 and Section 14.1 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal, including, without limitation, any actions taken with respect to acting as collateral agent or otherwise holding any Collateral on behalf of any Secured Party or in respect of any actions taken in connection with the transfer of agency to a replacement or successor Administrative Agent. 13.15 TITLED AGENTS. Bookrunner and Arrangers (each, herein, a “Titled Agent”) each in its capacity as Bookrunner and Arrangers and Bookrunner, assumes no responsibility or obligation hereunder, including for servicing, enforcement or collection of the Loan, nor any duties as an agent

Page 114 hereunder for Lenders. The titles given to the Titled Agent are solely honorific and imply no fiduciary responsibility on the part of the Titled Agent to Administrative Agent, any Lender, any other Titled Agent, Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agent any duties or obligations greater than those of any other Lender or entitle the Titled Agent to any rights other than those to which any other Lender is entitled. 13.16 NO SET-OFFS. Each Lender hereby acknowledges that the exercise by any Lender of offset, set-off, banker’s Lien or similar rights against any deposit account or other property or asset of Borrower or any other Loan Party, could result under certain laws in significant impairment of the ability of all Lenders to recover any further amounts in respect of the Loan. Therefore, each Lender agrees not to charge or offset any amount owed to it by Borrower or any other Loan Party against any of the accounts, property or assets of Borrower or any other Loan Party or any of their respective affiliates that are held by such Lender without the prior written approval of Administrative Agent and Requisite Lenders. 13.17 CERTAIN ERISA MATTERS. (a) Each Lender: (x) represents and warrants, as of the date such Person became a Lender party hereto; and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that either: (i) such Lender is not using and shall not use Plan Assets in connection with the Loan or the Commitments; (ii) a PTE is available for and all conditions of such PTE are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loan, the Commitments, this Agreement or any other Loan Document; or (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14); (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform under this Agreement; (C) the entrance into, participation in, administration of and performance of this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14; and (D) to the knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84- 14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of this Agreement; and (b) In addition, unless clause (i) in the immediately preceding subsection (a) is true with respect to a Lender, such Lender further: (x) represents and warrants, as of the date such Person became a Lender party hereto, to; and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that: (i) none of Administrative Agent or its Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any other Loan Document or any documents related to hereto or thereto);

Page 115 (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loan, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least Fifty Million Dollars ($50,000,000), in each case as described in 29 CFR § 2510.3- 21(c)(1)(i)(A)-(E); (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loan, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of such Lender’s obligations under this Agreement); (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loan, and this Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loan, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and (v) no fee or other compensation is being paid directly to Administrative Agent or any of its Affiliates for investment advice (as opposed to other services) in connection with the Loan, the Commitments or this Agreement. (c) Administrative Agent hereby informs Lenders that it is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that Administrative Agent has a financial interest in the transactions contemplated hereby in that Administrative Agent or its Affiliates: (i) may receive interest or other payments with respect to the Loan, the Commitments and this Agreement; (ii) may recognize a gain if it extended the Loan, or the Commitments, for an amount less than the amount being paid for an interest in the Loan or the Commitments by such Lender; or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, by the Loan Documents or otherwise. 13.18 ERRONEOUS PAYMENTS. (a) Each Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or other Secured Party (each such recipient, a “Payment Recipient”) that Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or

Page 116 received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 13.18(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually or collectively as the context may suggest or require, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payments, including, without limitation, waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Administrative Agent, and upon demand from Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Administrative Agent at the Overnight Rate. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by Administrative Agent for any reason, after demand therefor by Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of Administrative Agent and upon Administrative Agent’s written notice to such Lender, such Lender shall be deemed to have made a cashless assignment of a portion of its Loan (but not its Commitments) in the amount of such portion to Administrative Agent or, at the option of Administrative Agent, Administrative Agent’s applicable lending affiliate, in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as Administrative Agent may specify) (such assignment of the Loan (but not Commitments), the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation the portion of the Loan assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 14.13 and (3) Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.

Page 117 (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by Administrative Agent to such Payment Recipient from any source, against any amount due to Administrative Agent under this Section 13.18 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Indebtedness, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Administrative Agent from Borrower or any other Loan Party for the purpose of making a payment on the Indebtedness and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Indebtedness, the Indebtedness or any part thereof that was so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 13.18 shall survive the resignation or replacement of Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Indebtedness (or any portion thereof). (g) Nothing in this Section 13.18 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE 14 MISCELLANEOUS PROVISIONS 14.1 INDEMNITY. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS INDEMNITEES FOR, FROM AND AGAINST ANY AND ALL LOSSES THAT ANY INDEMNITEE MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE MAKING OF THE LOAN, THE EXECUTION OF THE LOAN DOCUMENTS BY THE LOAN PARTIES, OR THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF BORROWER OR OPERATING LESSEE TO PAY OR PERFORM ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AS AND WHEN REQUIRED THEREBY; (C) ANY FAILURE AT ANY TIME OF ANY OF BORROWER’S OR OPERATING LESSEE’S REPRESENTATIONS OR WARRANTIES IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO BE TRUE AND CORRECT; OR (D) ANY ACT OR OMISSION BY ANY LOAN PARTY, ANY AFFILIATE OF ANY LOAN PARTY OR ANY EMPLOYEE, CONTRACTOR OR OTHER AGENT OF ANY LOAN PARTY OR ANY AFFILIATE OF ANY LOAN PARTY WITH RESPECT TO ANY PROPERTY OR ANY PORTION THEREOF, PROVIDED THAT BORROWER SHALL NOT BE REQUIRED TO INDEMNIFY ANY INDEMNITEE FROM ANY LOSSES ARISING FROM SUCH INDEMNITEE’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT. BORROWER SHALL PROMPTLY PAY TO THE APPLICABLE INDEMNITEES ANY AMOUNTS OWING UNDER THIS INDEMNITY WITHIN TEN (10) DAYS FOLLOWING ITS RECEIPT OF WRITTEN DEMAND THEREFOR, TOGETHER WITH, IF NOT PAID WITHIN SUCH TEN (10) DAY PERIOD, INTEREST THEREON THEREAFTER UNTIL PAID AT THE DEFAULT RATE. BORROWER’S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND EACH LENDER PURSUANT TO THE FOREGOING SHALL SURVIVE THE REPAYMENT OF THE INDEBTEDNESS AND THE

Page 118 RECONVEYANCE, RELEASE OR SATISFACTION OR PARTIAL RECONVEYANCE, RELEASE OR SATISFACTION OF THE SECURITY INSTRUMENT OR ANY OTHER LOAN DOCUMENT. 14.2 FORM OF DOCUMENTS. The form and substance of all documents, instruments, and forms of evidence to be delivered to Administrative Agent under the terms of this Agreement or any of the other Loan Documents shall be subject to Administrative Agent’s reasonable approval and shall not be modified, superseded or terminated in any respect without Administrative Agent’s prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed), unless otherwise expressly permitted pursuant to this Agreement or such other Loan Document. 14.3 NO THIRD PARTIES BENEFITED. No person other than Administrative Agent, Lenders and Borrower and/or the other Loan Parties (as applicable to the particular Loan Document) and their permitted successors and assigns shall have any right of action under any of the Loan Documents. 14.4 NOTICES. All notices, demands, or other communications to a party to this Agreement under this Agreement, or any of the other Loan Documents shall be in writing and shall be delivered to such party at its address set forth on its signature page of this Agreement, or at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section 14.4. All notices, demands or other communications shall be considered as properly given if delivered: (a) personally; (b) by certified mail, return receipt requested; or (c) by Overnight Express Mail or by overnight commercial courier service, charges prepaid. Notices so sent shall be effective upon receipt; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. In addition to the foregoing, notices may be delivered by electronic mail (other than notices of Default); provided that such notice is also sent by one of the other methods set forth in this Section 14.4, and upon compliance with the foregoing, such notice shall be effective upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), except that, if not sent during normal business hours for the recipient, such electronic communication will be deemed to have been given at the opening of business on the next Business Day for the recipient. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of not less than thirty (30) days’ notice to the other parties in the manner set forth herein. 14.5 ATTORNEY-IN-FACT. Each of Borrower and Operating Lessee hereby irrevocably appoints and authorizes Administrative Agent, as its attorney-in-fact, which agency is coupled with an interest, from and after the occurrence and during the continuance of a Default, to execute and/or record in Administrative Agent’s or Borrower’s and/or Operating Lessee’s (as applicable) name any notices, instruments or documents that Administrative Agent deems reasonably necessary to protect Lenders’ interest under any of the Loan Documents, or to create, perfect or preserve Administrative Agent’s security interests and rights in or to any Property or Collateral, including without limitation, the right to file financing statements that indicate the Collateral as “all assets” of the Borrowers and Operating Lessee or words of similar effect. With respect to the foregoing power of attorney and any other powers of attorney granted by Borrower and/or Operating Lessee to Administrative Agent under this Agreement or any other Loan Document, (i) the same shall be unaffected by the disability of the principal, (ii) Administrative Agent shall have no obligation to exercise any of the powers granted to its pursuant to such power of attorney, (iii) Administrative Agent discloses, and each of Borrower and Operating Lessee hereby acknowledges, that Administrative Agent may exercise any such powers of attorney for its and Lenders’ benefit, and such authority need not be exercised for or in Borrower’s and/or Operating Lessee’s best interest, (iv) such appointment shall be deemed to include appointment of Administrative Agent as Borrower’s and/or Operating Lessee’s (as applicable) agent, and (v) copies of any notices, instruments or documents executed by Administrative Agent pursuant to such power of attorney shall promptly be provided to Borrower

Page 119 (provided, however, the failure of Administrative Agent to promptly provide any such notices, instruments or documents shall not affect the validity of any such notices, instruments or documents or such power of attorney). 14.6 ACTIONS. Each of Borrower and Operating Lessee agrees that Administrative Agent or any Lender, in exercising the rights, duties or liabilities of Administrative Agent, Lenders or any Loan Party under the Loan Documents, may commence, appear in or defend any action or proceeding purporting to affect its interest in the Property or the Loan Documents (provided that, as long as no Default exists, such actions shall be taken in consultation with, but such shall not be subject to the approval of, Borrower) and Borrower shall promptly reimburse Administrative Agent or such Lender, upon demand, for all expenses reasonably incurred or reasonably paid by Administrative Agent or such Lender in connection therewith, including reasonable attorneys’ fees and expenses and court costs. 14.7 RIGHT OF CONTEST. Borrower and/or Operating Lessee (as applicable) shall have the right to contest in good faith and with due diligence the validity of any Lien or Tax; provided that: (a) no Default exists; (b) such Lien is imposed by law (as opposed to being a Lien voluntarily granted by Borrower or Operating Lessee), such as a mechanics’ lien or other similar Lien; (c) Borrower shall notify Administrative Agent in writing in advance that it intends to contest such Lien or Tax and Borrower shall keep Administrative Agent informed of the status of such contest at reasonable intervals; (d) Borrower either (i) provides Administrative Agent with, at Administrative Agent’s option, an indemnity or guaranty satisfactory to Administrative Agent, a bond (in form, scope and substance reasonably satisfactory to Administrative Agent and from a bonding company approved by Administrative Agent, in its reasonable discretion), or other security which is reasonably satisfactory to Administrative Agent (which may include, unless Taxes are being contested and have been paid under protest, cash in the amount of one hundred fifty percent (150%) of the amount of Borrower’s and/or Operating Lessee’s (as applicable) obligations being contested plus any additional interest, charge, or penalty which may arise from such contest) assuring the discharge of Borrower’s and/or Operating Lessee’s (as applicable) obligations for such claims and demands, including interest and penalties, or (ii) as to construction Liens, bonds off the same in compliance with F.S. §713.24; (e) without duplication of the security granted under clause (c), adequate reserves with respect to the Lien or Tax are maintained on Borrower’s and/or Operating Lessee’s (as applicable) books in accordance with GAAP; (f) such contest operates to suspend collection or enforcement, as the case may be, of the contested Tax or Lien; and (g) Borrower and/or Operating Lessee (as applicable) diligently contests the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the thirtieth (30th) day preceding the Maturity Date (for the avoidance of doubt, whether the same occurs by expiration of the term of the Loan or earlier as a result of the acceleration of the Loan after the occurrence, and during the continuance, of a Default). Notwithstanding the foregoing, the creation of any such reserves or the furnishing of other security, Borrower and/or Operating Lessee (as applicable) shall promptly pay any contested Tax or Lien, and payment thereof shall not be deferred, if, at any time, in Administrative Agent’s reasonable judgment, (x) the Collateral or any portion thereof shall be in imminent danger of being forfeited or lost or (y) Administrative Agent is likely to be subject to civil or criminal damages as a result thereof. If such action or proceeding is terminated, discontinued or resolved adversely to Borrower and/or Operating Lessee (as applicable), Borrower shall deliver to Administrative Agent evidence of Borrower’s and/or Operating Lessee’s payment of such contested Tax or Lien (and Administrative Agent shall release any cash collateral held on account of such contest to be used for such payment). If, with respect to any Lien (other than a Permitted Lien), Borrower and/or Operating Lessee (as applicable) shall fail to either: (i) discharge such Lien or (ii) contest such Lien pursuant to, and in accordance with, the foregoing provisions of this Section 14.7, Administrative Agent may, at its election (but shall not be required to), procure the release and discharge of such Lien and may effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title Company, and any amounts so expended by Administrative Agent, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute an Advance and

Page 120 shall be secured by the Loan Documents. In compromising or discharging any claim for Tax or a Lien pursuant to the immediately preceding sentence, Administrative Agent shall not be required to inquire into the validity or amount of such claim. 14.8 RELATIONSHIP OF PARTIES. The relationship of Borrower and the other Loan Parties, on the one hand, and Administrative Agent and Lenders, on the other hand, under the Loan Documents is, and shall at all times remain, solely that of borrower (or, in the case of a Loan Party other than Borrower, an obligor with respect to the obligations of such Loan Party pursuant to the Loan Documents to which it is a party) and lender, respectively, and Administrative Agent and Lenders neither undertake nor assume any responsibility or duty to Borrower, any other Loan Party or any other Person with respect to the Property, except as expressly provided in this Agreement or the other Loan Documents. 14.9 DELAY OUTSIDE LENDER’S CONTROL. No Lender or Administrative Agent shall be liable in any way to Borrower, any other Loan Party or any other third party Person for Administrative Agent’s or such Lender’s failure to perform or delay in performing under the Loan Documents (and Administrative Agent or any Lender may suspend or terminate all or any portion of Administrative Agent’s or such Lender’s obligations under the Loan Documents) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any Governmental Authority, or because of war, rebellion, insurrection, strike, lock-out, boycott or blockade (whether presently in effect, announced or in the sole judgment of Administrative Agent or such Lender deemed probable), or from any Act of God, pandemic, epidemic, or other cause or event beyond Administrative Agent’s or such Lender’s control, provided that, if any such suspension or termination of all or any portion of Administrative Agent’s or such Lender’s obligations under the Loan Documents results in the performance by a Loan Party of any of its obligations under the Loan Documents becoming impossible solely as a result thereof, the performance of such obligations by such Loan Party shall be suspended until such time as Administrative Agent or such Lender (as applicable) is able to perform its applicable obligations. 14.10 ATTORNEYS’ FEES AND EXPENSES; ENFORCEMENT. If any attorney is engaged by Administrative Agent or any Lender to enforce or defend any provision of this Agreement or any of the other Loan Documents, or as a consequence of any Default, with or without the filing of any legal action or proceeding, and including any fees and expenses incurred in all trial and appellate proceedings in any legal action, suit, bankruptcy or other proceeding under any Debtor Relief Laws or other proceeding of any Loan Party, then Borrower shall promptly pay to Administrative Agent or such Lender, upon demand, the amount of all reasonable attorneys’ fees and expenses and all reasonable costs incurred by Administrative Agent or such Lender in connection therewith, together with interest thereon from the date upon which such amount is due from Borrower pursuant to Section 14.11 until paid, at the Default Rate. 14.11 IMMEDIATELY AVAILABLE FUNDS; TIME FOR PAYMENT. Unless otherwise expressly provided for in this Agreement, all amounts payable by Borrower or Operating Lessee to Administrative Agent or any Lender shall be payable only in Dollars in immediately available funds. Unless another time period is expressly given herein or in the other Loan Documents, all unscheduled payments required to be paid to, and reimbursements to be made to, Administrative Agent and/or Lenders pursuant to the terms of this Agreement and the other Loan Documents (including payments and reimbursements that are required to be made “promptly”) shall be made not later than ten (10) days following delivery of written demand therefor to Borrower or the other applicable Loan Party. 14.12 AMENDMENTS AND WAIVERS. (a) Generally. Except as otherwise expressly provided in this Agreement or the other Loan Documents: (i) any consent or approval required or permitted by this Agreement or in any

Page 121 other Loan Document to be given by Lenders may be given; (ii) any term of this Agreement or of any other Loan Document may be amended; (iii) the performance or observance by Borrower or any other Loan Party (as applicable) of any terms of this Agreement or such other Loan Document may be waived; and (iv) the continuance of any Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party that is party thereto. Notwithstanding the previous sentence, Administrative Agent, shall be authorized on behalf of all Lenders, without the necessity of any notice to, or further consent from, any Lender, to waive the imposition of the late fees provided in Section 2.6(c), up to a maximum of three (3) times per calendar year. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Default occurring hereunder shall continue to exist until such time as such Default is waived in writing by Administrative Agent in accordance with the terms of this Section, notwithstanding any attempted cure or other action by Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon Borrower or any other Loan Party shall entitle Borrower, any other Loan Party or any other Person to other or further notice or demand in similar or other circumstances. (b) Affected Lender Consent. Notwithstanding the foregoing, no amendment, waiver or consent shall: (i) increase the Commitments of any Lender (excluding any increase as a result of an assignment of Commitments permitted under Section 14.13) or subject any Lender to any additional monetary obligations (other than de minimis costs), without the written consent of such Lender; provided, however, that the foregoing shall not apply to Protective Advances made in accordance with this Agreement; (ii) reduce the principal of, or (subject to Section 14.12(e)) interest rates that have accrued or that will be charged on, the outstanding principal amount of, the Loan, without the written consent of each Lender directly and adversely affected thereby; (iii) reduce the amount of any fees payable to Lenders hereunder, without the written consent of each Lender directly and adversely affected thereby; (iv) postpone any date fixed for any payment of principal of, or interest on, the Loan (including the Maturity Date) or for the payment of fees or any other obligations of Borrower or any other Loan Party, without the written consent of each Lender directly and adversely affected thereby; (v) change the Pro Rata Shares (excluding any change as a result of an assignment of Commitments permitted under Section 14.13) or change the definition of “Pro Rata Shares,” or modify Section 11.8, 13.5, or 13.6 or any other provision hereof in a manner that would have the effect of altering the pro rata sharing of payments otherwise required hereunder, in each case without the written consent of each Lender directly and adversely affected thereby;

Page 122 (vi) amend this Section 14.12 or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section 14.12, without the written consent of each Lender; (vii) modify the definition of the term “Requisite Lenders” or modify in any other manner the number or percentage of Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, without the written consent of each Lender; (viii) release Guarantor from its material obligations under the Guaranty, without the written consent of each Lender; (ix) waive a Default under Section 11.1(a), without the written consent of each Lender; (x) subordinate the Loan or the liens or security interests thereof to any other indebtedness, liens or security interests, in each case without the written consent of each Lender; (xi) release or dispose of any material Collateral unless released or disposed of as permitted by, and in accordance with Section 13.7(b), without the written consent of each Lender; or (xii) permit the Property or any portion thereof to secure any indebtedness other than: (A) the Loan; and (B) any Lender Swap Agreement, without the written consent of each Lender. (c) Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent shall be effective as against Administrative Agent, unless the same is in writing and signed by Administrative Agent, in addition to Lenders required herein to take such action, nor shall any of the same affect the rights or duties of Administrative Agent under this Agreement or any of the other Loan Documents. (d) Technical Amendments. Notwithstanding anything to the contrary in this Section 14.12, if Administrative Agent and Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of any Loan Document or an inconsistency between provisions of any Loan Document and any other Loan Document, then Administrative Agent and the Loan Party(ies) which are party to such Loan Document(s) shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not adversely affect the interests of Lenders. Any such amendment shall become effective without any further action or consent of any Lender. (e) Benchmark Replacement Amendment. Administrative Agent and Borrower may enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as Administrative Agent and Borrower reasonably deem appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 2.8 in accordance with the terms of said Section 2.8. Any such amendment shall become effective without any further action or consent of any Lender.

Page 123 14.13 SUCCESSORS AND ASSIGNS; PARTICIPATIONS. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor Operating Lessee may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except: (i) to an assignee in accordance with the provisions of Section 14.13(b); (ii) by way of participation in accordance with the provisions of Section 14.13(d); or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 14.13(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 14.13(d) and, to the extent expressly contemplated hereby, the Affiliates, partners, shareholders, directors, trustees, officers, employees, agents, counsel, other advisors and representatives of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the portion of the Loan at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of an assigning Lender’s Commitment and the portion of the Loan at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Commitment (which for the purpose of this subsection (B) includes such Lender’s portion of the Loan outstanding thereunder) or, if the applicable Commitment is fully funded, the principal outstanding balance of the Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than Five Million Dollars ($5,000,000), unless each of Administrative Agent and, so long as no Default shall exist, Borrower, otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment held by such assigning Lender would be less than Five Million Dollars ($5,000,000), then such assigning Lender shall assign the entire amount of its Commitment. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the portion of the Loan and/or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition:

Page 124 (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless: (1) a Default exists at the time of such assignment; (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; or (3) such assignment is required by Applicable Law or is directed by any regulator or overseer of the applicable Lender; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within ten (10) Business Days after having received written notice thereof; and (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required unless such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund. (iv) Assignment and Assumption; Notes. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $4,500 (or $7,500 for a Defaulting Lender) for each assignment (which fee Administrative Agent may elect to waive), and the assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, Administrative Agent and Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Lender, as appropriate. (v) No Assignment to Certain Persons. No such assignment shall be made to: (A) Borrower, any other Loan Party or any of Borrower’s or any other Loan Party’s Affiliates; (B) a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person); (C) any Defaulting Lender or any of its Affiliates; or (D) any Person which, upon becoming a Lender hereunder, would constitute a Defaulting Lender or an Affiliate thereof. (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of the Loan previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to: (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent and each other Lender hereunder (and interest accrued thereon); and (B) acquire (and fund as appropriate) its full Pro Rata Share of the Loan. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this Section 14.13(b), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement

Page 125 and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 2.10, Section 9.1 and Section 14.1 and the other provisions of this Agreement and the other Loan Documents that expressly survive termination of this Agreement with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, however, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender shall constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 14.13(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d). (c) Register. Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amounts (and stated interest) of the portion of the Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or Borrower, any other Loan Party or any Affiliate of Borrower or any other Loan Party) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the portion of the Loan owing to it); provided that: (i) such Lender’s obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) Borrower, the other Loan Parties, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 13.12 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, however, that such agreement or instrument may provide that such Lender shall not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 14.12(b)(i), Section 14.12(b)(ii), Section 14.12(b)(iii), or Section 14.12(b)(iv) that directly and adversely affects such Participant. Each of Borrower and Operating Lessee agrees that each Participant shall be entitled to the benefits of Section 2.9, Section 2.10 and Section 2.11 (subject to the requirements and limitations therein, including the requirements under Section 2.11(g) (it being understood that the documentation required under Section 2.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to

Page 126 Section 14.13(b); provided that such Participant: (A) agrees to be subject to the provisions of Section 2.12 as if it were an assignee under Section 14.13(b); and (B) shall not be entitled to receive any greater payment under Section 2.10 or Section 2.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 2.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.16 as though it were a Lender; provided that such Participant agrees to be subject to Section 13.6 and Section 13.16 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loan or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges; Pfandbriefbank Transfers. In addition to the assignments and participations permitted under the foregoing provisions of this Section 14.13, and without the need to comply with any of the formal or procedural requirements of this Section 14.13, including any requirement to provide notice to, or obtain the consent of, Borrower, any other Loan Party, Administrative Agent or any other Lender, any Lender may at any time and from time to time: (i) pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; and (ii) pledge or otherwise Transfer its interest in the Loan to any Person which is a trustee, administrator or receiver (or their respective nominees, collateral agents or collateral trustees) of a mortgage pool securing covered mortgaged bonds issued by an eligible German bank (Pfandbriefbank), the bondholders (as a collective whole) thereof, or by any other Person otherwise permitted to issue covered mortgage bonds (Hypothekenpfandbriefe) under German Pfandbrief legislation, as such legislation may be amended and in effect from time to time, or any successor or substitute legislation, and any such Person shall have the right to be a “Lender” in lieu of the Lender which assigned, pledged or otherwise transferred its interest to such Person; provided that, in either case, no such pledge or assignment shall release such Lender from its obligations hereunder. (f) No Registration. Each Lender agrees that, without the prior written consent of Borrower and Administrative Agent, it shall not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, the Loan or Notes under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction.

Page 127 (g) PATRIOT Act Notice; Compliance. The PATRIOT Act and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities that open an “account” with such financial institution. Consequently, a Lender (for itself and/or as Administrative Agent for all Lenders hereunder) may from time-to-time request, and Borrower shall, and shall cause the other Loan Parties to, provide to such Lender, such Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. (h) Securitization. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, no Lender shall, without the prior written consent of Borrower (which consent may be withheld in Borrower's sole discretion), include the Loan or any interest therein in any securitization, including any commercial mortgage-backed securities transaction, collateralized loan obligation, or similar structured finance transaction, or transfer, pledge, or convey any interest in the Loan to any entity or trust formed in connection with any such securitization. Any purported securitization or transfer in violation of this Section 14.13(h) shall be null and void. 14.14 INTENTIONALLY OMITTED. 14.15 ADMINISTRATIVE AGENT’S AGENTS. Administrative Agent may designate an agent or independent contractor to exercise any of Administrative Agent’s rights under this Agreement or any of the other Loan Documents. Any reference to Administrative Agent or any Lender in any of the Loan Documents shall include Administrative Agent’s and such Lender’s agents or independent contractors. Borrower shall pay the reasonable, out-of-pocket costs of any such agent or independent contractor of Administrative Agent either directly to such Person or to Administrative Agent in reimbursement of such costs, as applicable. 14.16 TAX SERVICE. Administrative Agent, on behalf of Lenders, is authorized to engage a tax service contract with a third party vendor that shall provide tax information on the Property, and Borrower shall pay the reasonable, out-of-pocket costs of such third party vendor either directly to such Person or to Administrative Agent in reimbursement of such costs. 14.17 WAIVER OF RIGHT TO TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION: (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING ANY PRESENT OR FUTURE MODIFICATION THEREOF; OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED TO THE LOAN DOCUMENTS, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 14.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. 14.18 SEVERABILITY. If any provision or obligation under this Agreement or any other Loan Document shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable,

Page 128 that provision shall be deemed severed from this Agreement or such other Loan Document (as applicable) and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Agreement or such other Loan Document (as applicable); provided, however, that if the rate of interest or any other amount payable under the Notes, this Agreement or any other Loan Document, or the right of collectability therefor, are declared to be or become invalid, illegal or unenforceable, Lenders’ obligations to make any further Advances thereafter shall not be enforceable by Borrower. 14.19 TIME. Time is of the essence of each and every provision of this Agreement. 14.20 HEADINGS. All Article, Section, Subsection or other headings appearing in this Agreement and each other Loan Document are for convenience of reference only and shall be disregarded in construing this Agreement and each such other Loan Document. 14.21 GOVERNING LAW AND CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT. EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN THE STATE OF NEW YORK HAVING PROPER VENUE AND ALSO CONSENT TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY THE STATE OF NEW YORK OR FEDERAL LAW. 14.22 ELECTRONIC DOCUMENT DELIVERIES. Documents required to be delivered pursuant to the Loan Documents by any Loan Party to Administrative Agent and/or any Lender or by Administrative Agent to any Lender may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which Administrative Agent and each Lender have access (including a commercial, third-party website such as www.Edgar.com, www.Syndtrak.com or a website sponsored or hosted by Administrative Agent or Borrower) and to which Borrower has access for purposes of delivering such documents, provided that: (a) the foregoing shall not apply to notices to any Lender pursuant to Article 3; and (b) the applicable Lender has not notified Administrative Agent and Borrower that it cannot or does not want to receive electronic communications. Administrative Agent or Borrower (including on behalf of Operating Lessee) may agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which Administrative Agent or Borrower posts such documents or the documents become available on a commercial website and Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, Borrower shall provide paper copies of any documents to Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by Administrative Agent or such Lender (as applicable) to Borrower. Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

Page 129 14.23 INCONSISTENCIES. In the event of any inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall prevail. Notwithstanding the foregoing, in the event that the other Loan Documents contain remedies which are in addition to the remedies set forth herein, the existence of such remedies shall not constitute a conflict with the terms of this Agreement. 14.24 ADVERTISING. In connection with the Loan, Borrower hereby agrees that Wells Fargo and its subsidiaries may, without the consent of Borrower, publicly identify the Property, the address of the Property, the amount of the Loan, the Effective Date, the identity of the Loan Parties, the Lenders and the Titled Agents and a description of the size/location of the Property in advertising and public communications of Wells Fargo and such subsidiaries of all kinds, including press releases, direct mail, newspapers, magazines, journals, e-mail, or internet advertising or communications. Borrower’s consent (not to be unreasonably withheld, conditioned or delayed) shall be required to any such advertising and/or public communications which is proposed to including any information with respect to the Loan or the Property other than as specified in the immediately preceding sentence. 14.25 INTEGRATION; AMENDMENTS. THE LOAN DOCUMENTS CONTAIN OR EXPRESSLY INCORPORATE BY REFERENCE THE ENTIRE AGREEMENT OF THE PARTIES THERETO WITH RESPECT TO THE MATTERS CONTEMPLATED THEREIN AND SUPERSEDE ALL PRIOR NEGOTIATIONS OR AGREEMENTS, WRITTEN OR ORAL. NO LOAN DOCUMENT MAY BE AMENDED OR OTHERWISE MODIFIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES TO SUCH LOAN DOCUMENT. 14.26 BORROWER’S LIABILITY. The repayment of the Loan and all other obligations under the Loan Documents shall be fully recourse to Borrower and the general assets of Borrower. Notwithstanding the foregoing, Administrative Agent and Lenders shall have no recovery rights under the Loan Documents against any member, director, officer, employee or agent of Borrower, other than Guarantor pursuant to the Guaranty and the Indemnity. 14.27 DISCRETION OF ADMINISTRATIVE AGENT AND LENDERS. Except as may otherwise be expressly provided to the contrary herein or in any Loan Document, wherever pursuant to this Agreement or other Loan Documents, Administrative Agent or any Lender exercises any right given to it to consent or not consent, agree or not agree, or approve or disapprove, or any arrangement or term is to be determined by, or satisfactory to, Administrative Agent or any Lender, the decision of Administrative Agent or such Lender to consent or not consent, agree or not agree, approve or disapprove or to determine or decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of Administrative Agent or such Lender, as applicable, and shall be final and conclusive. 14.28 NON-LIABILITY OF ADMINISTRATIVE AGENT AND LENDERS. Neither Administrative Agent nor any Lender shall have any fiduciary responsibilities to Borrower or any other Loan Party, and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto and thereto, shall be deemed to create any fiduciary duty owing by Administrative Agent or any Lender to any other Lender, Borrower, any other Loan Party or any Affiliate of any of the foregoing. Neither Administrative Agent nor any Lender undertakes any responsibility to Borrower or any other Loan Party to review or inform Borrower or such other Loan Party of any matter in connection with any phase of Borrower’s or such other Loan Party’s business or operations. 14.29 LIMITATION OF LIABILITY. Neither Administrative Agent nor any Lender, or any affiliate, officer, director, employee, attorney, or agent of Administrative Agent or any Lender shall have any liability with respect to, and each of Borrower and Operating Lessee hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, punitive or consequential

Page 130 damages suffered or incurred by Borrower or Operating Lessee in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or the Fee Letters, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. 14.30 JOINT AND SEVERAL LIABILITY. In the event this Agreement or any other Loan Document is executed by more than one Loan Party, the liability of all such Loan Parties executing this Agreement or such other Loan Document shall be joint and several, but solely as to those matters which such Person has agreed to become obligated, and for the avoidance of doubt, each Borrower shall be jointly and severally liable of all obligations of “Borrower” pursuant to the Loan Documents, including, without limitation, the obligation of Borrower to pay the Indebtedness as and when required pursuant to the terms of the Loan Documents. 14.31 COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary, in making proof of this document, to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. 14.32 ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 14.33 ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of

Page 131 the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions herein applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party shall be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 14.33, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 14.34 CO-BORROWER PROVISIONS. Each Borrower acknowledges and agrees that it shall be jointly and severally liable for the Obligations. In furtherance thereof, each Borrower acknowledges and agrees as follows:

Page 132 (a) For the purpose of implementing the joint borrower provisions of the Loan Documents, each Borrower hereby irrevocably appoints each other Borrower as its agent and attorney-in-fact for all purposes of the Loan Documents, including the giving and receiving of notices and other communications. (b) To induce Lenders to make the Loan, and in consideration thereof, each Borrower hereby agrees to indemnify Administrative Agent, Lenders and the other Indemnitees against, and hold Administrative Agent, Lenders and the other Indemnitees harmless from, any and all out-of- pocket liabilities, expenses, losses, damages and/or claims of damage or injury asserted against Administrative Agent and/or Lenders by any Borrower or by any other Person arising from or incurred by reason of reliance by Administrative Agent and/or Lenders on any requests or instructions from any Borrower. (c) Each Borrower acknowledges that the liens and security interests created or granted herein and by the other Loan Documents will secure the Obligations and, in full recognition of that fact, each Borrower consents and agrees that Administrative Agent and/or Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof or of any other Loan Document: (i) agree with any Borrower to supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Indebtedness or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (ii) agree with any Borrower to supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept, from any Borrower, new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof; (iv) accept, from any Borrower, partial payments on the Indebtedness; (v) receive, from any Borrower, and hold additional security or guaranties for the Obligations or any part thereof; (vi) at the request of any Borrower, (A) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security for or guaranties of the Obligations, and (B) apply any security and direct the order or manner of sale thereof as Administrative Agent, in its sole and absolute discretion, may determine; (vii) at the request of any Borrower, release any Borrower from any personal liability with respect to the Obligations or any part thereof; or (viii) at the request of any Borrower, (A) settle, release on terms satisfactory to Administrative Agent or by operation of applicable laws, or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, (B) consent to the transfer of any such security and bid and purchase at any sale; and (C) consent to the merger, change or any other restructuring or termination of the corporate existence of such Borrower or any other Loan Party, and correspondingly restructure the Obligations or such

Page 133 other Loan Party under the Loan Documents, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower or the continuing existence of any lien or security interest hereunder or under any other Loan Document to which any Borrower is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations. (d) Upon the occurrence of and during the continuance of any Default, (i) Administrative Agent may enforce this Agreement and the other Loan Documents independently as to each Borrower and independently of any other remedy or security Administrative Agent and/or Lenders at any time may have or hold in connection with the Obligations, (ii) in collecting on the Indebtedness, (A) it shall not be necessary for Administrative Agent to (and each Borrower expressly waives any right to require Administrative Agent and/or Lenders to) marshal assets in favor of any Borrower and (B) Administrative Agent and/or Lenders may proceed against the Collateral in such order as it shall determine in its sole and absolute discretion, (iii) Administrative Agent may file a separate action or actions against any (or each) Borrower to enforce the Obligations, whether action is brought or prosecuted with respect to any other Borrower and/or any Collateral of any other Borrower, or whether any other Borrower is joined in any such action or actions. (e) Each Borrower agrees that Administrative Agent and/or Lenders may deal with any other Borrower in connection with (i) the Obligations or otherwise and/or (ii) the alteration of any contract or agreement now or hereafter existing between any Borrower and/or any other Person, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement or the other Loan Documents. (f) The enforceability of this Agreement and the other Loan Documents at all times shall remain effective even though any or all Obligations, or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Loan Party and whether or not any Loan Party shall have any personal liability with respect thereto. (g) Each Borrower expressly waives any and all defenses to the enforcement of the Obligations now or hereafter arising or asserted by reason of: (i) any disability or other defense of any Borrower with respect to the Obligations (other than any defense based upon the actual payment and/or performance thereof); (ii) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any Borrower or any principal thereof or any defect in the formation of any Borrower or any such principal; (iii) any defense based upon the application by any Borrower of the proceeds of the Loan for purposes other than the purposes permitted under this Agreement or any other Loan Document; (iv) any and all rights and defenses arising out of an election of remedies by Administrative Agent and/or Lenders; (v) any defense based upon Administrative Agent’s and/or Lender’s failure to disclose any information concerning any other Borrower’s financial condition or any other circumstances bearing on any other Borrower’s ability to pay all Indebtedness; (vi) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (vii) the cessation for any cause whatsoever of the liability of any other Borrower with respect to the Obligations (other than by reason of the full and final payment and performance of all Indebtedness); (viii) any failure of Administrative Agent and/or Lenders to marshal the Collateral; (ix) other than as expressly required by this Agreement, any other Loan Document or Applicable Laws, any failure of Administrative Agent and/or Lenders to give notice of sale or other disposition of any Collateral to any Borrower or to any other Person or any defect in any notice that may be given in connection with any such sale or disposition; (x) any failure of Administrative Agent and/or Lenders to comply in any non-

Page 134 material respect with applicable laws in connection with the sale or other disposition of any Collateral; (xi) any act or omission of Administrative Agent and/or Lenders or any other Person that directly or indirectly results in or aids the discharge or release of any Loan Party, any of the Obligations or any other security or guaranty therefor by operation of law or otherwise; (xii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (xiii) any right to enforce any remedy which Administrative Agent and/or Lenders may have against any other Borrower and any right to participate in, or benefit from, any Collateral owned by any other Borrower; (xiv) the benefit of any statute of limitations affecting the liability of any Borrower or the enforcement hereof; (xv) any failure of Administrative Agent and/or Lenders to file or enforce a claim in any Bankruptcy Proceeding with respect to any Person; (xvi) the election by Administrative Agent and/or Lenders, in any Bankruptcy Proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code; (xvii) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code except to the extent otherwise provided in this Agreement; (xviii) any use of cash collateral under Section 363 of the Bankruptcy Code; (xix) any agreement or stipulation with respect to the provision of adequate protection in any Bankruptcy Proceeding of any Person; (xx) the avoidance of any Lien in favor of Administrative Agent securing the Obligations for any reason; or (xxi) any Bankruptcy Proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Indebtedness in or as a result of any such proceeding. (h) Each Borrower represents and warrants to Administrative Agent and Lenders that it has established adequate means of obtaining from each other Borrower, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of each such other Borrower and the Property and other Collateral owned by it, and that it now is, and hereafter will remain, completely familiar with the same. Each Borrower hereby expressly waives and relinquishes any duty on the part of Administrative Agent and/or Lenders to disclose to such Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other Borrower and/or the Property and other Collateral owned by any other Borrower, whether now known or hereafter known by Administrative Agent and/or Lenders during the term of the Loan. If Administrative Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Borrower, Administrative Agent or such Lender shall not be under any obligation to update any such information or to provide any such information to such Borrower or any other Person on any subsequent occasion. With respect to any of the Obligations, Administrative Agent and/or Lenders need not inquire into the powers of any Borrower or the officers, employees or other Persons acting or purporting to act on such Borrower’s behalf. (i) Each Borrower understands that the exercise by Administrative Agent and/or Lenders of certain rights and remedies pursuant to the Loan Documents may affect or eliminate such Borrower’s right of subrogation against any other Loan Party and that such Borrower may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, each Borrower hereby authorizes and empowers Administrative Agent and Lenders to exercise in its or their sole discretion, any such rights and remedies pursuant to the Loan Documents, or any combination thereof, which may then be available, it being the purpose and intent of such Borrower that the Obligations shall be absolute, continuing, independent and unconditional notwithstanding the taking of any such action by Administrative Agent and/or Lenders. Notwithstanding any other provision of the Loan Documents to the contrary, until all Indebtedness has been repaid, each Borrower hereby waives and releases any claim or other rights which such Borrower may now have or hereafter acquire against any other Loan Party that arise from the existence or performance of

Page 135 the Obligations, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Administrative Agent and Lenders against any other Loan Party or any Collateral owned by any other Borrower or Operating Lessee, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other Loan Party, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. (j) Without limiting the foregoing, or anything else contained in this Agreement, each Borrower waives all rights and defenses that it may have because the Indebtedness is secured by real property. This means, among other things, the following (provided that nothing set forth therein shall be deemed to modify or otherwise affect the provisions of Section 14.26): (i) Administrative Agent and/or Lenders may collect on the Indebtedness from any Borrower without first foreclosing on any Collateral owned by any other Borrower; (ii) if Administrative Agent and/or Lenders foreclose on any real property Collateral: (A) the amount of the Indebtedness owed by any other Borrower may be reduced only by the price for which such real property Collateral is sold at the foreclosure sale, even if such real property Collateral is worth more than the sale price; and (B) Administrative Agent and Lenders may collect from any Borrower even if Administrative Agent and/or Lenders, by foreclosing on such real property Collateral, has destroyed any right any Borrower may have to collect from any other Borrower; and (iii) the foregoing is an unconditional and irrevocable waiver of any rights and defenses each Borrower may have because the Indebtedness is secured by real property. (k) Without limiting the foregoing waivers and release contained in this Section 14.34, each Borrower (i) subordinates all present and future indebtedness owing by any other Borrower to such Borrower to the Indebtedness, (ii) assigns all such indebtedness to Administrative Agent (for the benefit of itself and the Lenders) as additional Collateral Each Borrower agrees to make no claim on such indebtedness until all Indebtedness has been fully repaid, (iii) agrees not to assign all or any part of such indebtedness unless Administrative Agent is given prior notice and such assignment is expressly made subject to the terms of this Agreement and the other Loan Documents. With respect to any such indebtedness owing by a Borrower to any other Borrower to such Borrower to the Indebtedness, if Administrative Agent so requests, (A) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Administrative Agent, (B) all security for such indebtedness shall be duly assigned and delivered to Administrative Agent, (C) such indebtedness shall be enforced, collected and held by such Borrower as trustee for Administrative Agent and shall be paid over to Administrative Agent on account of the Indebtedness but without reducing or affecting in any manner the liability of such Borrower under the other provisions of this Agreement and the other Loan Documents, and (D) such Borrower shall execute, file and record such documents and instruments and take such other action as Administrative Agent reasonably deems necessary or appropriate to perfect, preserve and enforce Administrative Agent’s rights in and to such indebtedness and any security therefor, and if such Borrower fails to take any such action promptly following its receipt of a written request therefor from Administrative Agent, Administrative Agent, as attorney in fact for such Borrower, is hereby authorized to do so in the name of such Borrower. The foregoing power of attorney is coupled with an interest and cannot be revoked.

Page 136 (l) Each Borrower acknowledges that: (a) the Obligations are complex in nature, (b) numerous possible defenses to the enforceability of the Obligations may presently exist and/or may arise hereafter, and (c) as part of Administrative Agent’s and Lenders’ consideration for entering into the transactions pursuant to the Loan Documents, Administrative Agent and Lenders have specifically bargained for the each Borrower’s waivers of defenses set forth in this Agreement and the other Loan Documents to which it is a party, and each Borrower has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, each Borrower does hereby represent and confirm to Administrative Agent and Lenders that each Borrower is fully informed regarding, and thoroughly understands: (i) the nature of all such possible defenses, (ii) the circumstances under which such defenses may arise, (iii) the benefits which such defenses might confer upon such Borrower, and (iv) the legal consequences to such Borrower of waiving such defenses. Each Borrower acknowledges that all of the informed waivers herein shall be fully enforceable by Administrative Agent and/or Lenders, and that Administrative Agent and Lenders are induced to enter into the transactions pursuant to the Loan Documents in material reliance upon the presumed full enforceability thereof. If any waiver of a defense by any Loan Party pursuant to this Agreement or any other Loan Document to which it is a party is determined to be contrary to any applicable law or public policy, such waiver shall only be effective to the maximum extent permitted by law. 14.35 CONTRIBUTION AGREEMENT. Each Borrower represents and warrants to Administrative Agent and Lenders that it will derive benefit, directly and indirectly, from the collective administration and availability of the Loan under this Agreement, the Notes and the other Loan Documents. Each Borrower agrees that Administrative Agent and Lenders will not be required to inquire as to the disposition by any Borrower of funds disbursed in accordance with the terms of this Agreement, the Notes or any of the other Loan Documents.As used in this Section 14.35: (i) the “Allocable Amount” of any Borrower, as of any date of determination, shall be determined to be an amount equal to one hundred percent (100%) of the maximum amount which could then be claimed against such Borrower without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law; and (ii) the term “Allocable Share” mean, at the relevant time of calculation with respect to any Borrower, a fraction, the numerator of which equals such Borrower’s Allocable Amount and the denominator of which equals the Allocable Amounts of each Borrower, collectively.To the extent that a payment is made on the Indebtedness by a Borrower (an “Individual Borrower Payment” and, collectively, “Individual Borrower Payments”) which, taking into account all other Individual Borrower Payments previously made by or attributable such Borrower and all Individual Borrower Payments previously or concurrently made by or attributable to each other Borrower, exceeds such Borrower’s Allocable Share of all such Individual Borrower Payments (as such Borrower’s Allocable Share would then be calculated immediately prior to such Individual Borrower Payment), then such Borrower shall be entitled to contribution and indemnification from, and to be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Shares as in effect immediately prior to such Individual Borrower Payment, provided that, notwithstanding the foregoing, each Borrower may provide for an allocation consistent with the foregoing which requires each such other Borrower which received a direct financial benefit from the Loan in respect of such payment by the applicable Borrower to make a contribution payment before each such other Borrower which did not receive a direct financial benefit is obligated to make a contribution payment.Each Borrower acknowledges that the rights of contribution and indemnification hereunder shall constitute an asset in favor of any Borrower to which such contribution and indemnification is owing. This Section 14.35 is intended only to define the relative rights of each Borrower, and nothing set forth in this Section 14.35 is intended to or shall impair the obligation of any Borrower to pay and perform the Obligations in accordance with the Loan Documents.

Page 137 14.36 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. Each of Administrative Agent and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to such Person’s Affiliates in connection with the Loan, this Agreement and/or the transactions contemplated hereby or in connection with marketing of services by such Affiliate to Guarantor or any of its Affiliates (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person (including any self- regulatory authority, such as the National Association of Insurance Commissioners) or in accordance with such Person’s regulatory compliance policy if such Person deems such disclosure to be necessary for the mitigation of claims by those authorities against such Person (in which case, such Person shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify Borrower, in advance and in writing, to the extent practicable and otherwise permitted by Applicable Law), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative proceeding or other compulsory process, (d) to any other party hereto, (e) in connection with the exercise by such Party of any remedies under this Agreement or any other Loan Document or any action or proceeding relating to this Agreement, any other Loan Document or any Qualified Swap Agreement, or the enforcement of such Person’s rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of such Person’s rights and obligations under this Agreement and, in each case, their respective financing sources, (ii) any actual or prospective party (or its Affiliates) to any swap, derivative or other transaction under which payments are to be made by reference to Borrower and its obligations under this Agreement or payments hereunder, (iii) an investor or prospective investor in an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such Approved Fund, (iv) if any Lender is an Approved Fund, to (x) a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in an Approved Fund in connection with the administration, servicing and reporting on the assets serving as collateral for such Approved Fund, or (y) a nationally recognized rating agency that requires access to information regarding any Loan Party, any Affiliate of any Loan Party, the Loan and/or the Loan Documents in connection with ratings issued with respect to such Approved Fund, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loan, (h) with the prior written consent of Borrower, (i) deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to Administrative Agent and the Lenders in connection with the administration of the Loan Documents, (j) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to Administrative Agent, any Lender or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to any Loan Party, (k) to the extent that such information is independently developed by such Person, (l) to the extent required by an insurance company in connection with providing insurance coverage or providing reimbursement pursuant to this Agreement or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from any Loan Party or any Affiliate thereof relating to any Loan Party or any Affiliate thereof or any of their respective businesses; provided that, in the case of information received from a Loan Party or any Affiliate thereof after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Page 138 14.37 COVENANTS OF OPERATING LESSEE. To the extent that Borrower covenants herein to perform or cause to be performed any action affecting the Property or to refrain from permitting any action affecting the Property, Operating Lessee hereby covenants to perform or cause to be performed such action or to refrain from permitting such action, as the case may be. For the avoidance of doubt, in no event shall Operating Lessee have, nor shall any provisions of this Agreement be construed to subject Operating Lessee to have, any obligation to pay the Indebtedness or any portion thereof. (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

Signature Page to Loan Agreement IN WITNESS WHEREOF, Borrower, Administrative Agent and Lenders have duly executed and delivered this Agreement as of the date appearing on the first page of this Agreement. ADMINISTRATIVE AGENT WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: ____________________________________ Name: Joshua Sweet Its: Executive Director Administrative Agent’s Address: Wells Fargo Bank, National Association 550 S. Tryon Street, 20th Floor Charlotte, North Carolina 28202 Attention: Joshua Sweet Loan No. 0000123978 E-mail: joshua.sweet@wellsfargo.com With a copy to: Wells Fargo Bank, National Association Minneapolis Loan Center 600 South 4th Street, 8th Floor Minneapolis, Minnesota 55415 Attention: Disbursement Agent Loan No. 0000123978 Email:creloanservicingoperations@wellsfargo.com And to: Jones Day 110 North Wacker Drive, Suite 4800 Chicago, Illinois 60606 Attention: David E. Woods E-mail: dwoods@jonesday.com /s/ Joshua Sweet

Signature Page to Loan Agreement BORROWER G/B/H FOUR STAR, LLC, G/B/H CONDO OWNER, LLC, and G/B/H GOLF COURSE, LLC, each a Delaware limited liability company By: ____________________________________ Name: Thomas J. Baltimore, Jr. Its: President Borrower’s Address: c/o Park Hotels & Resorts Inc. 1775 Tysons Blvd., 7th Floor Tysons, Virginia 22102 Attention: General Counsel E-mail: generalcounsel@pkhotelsandresorts.com With a copy to: Perkins Coie LLP 110 North Wacker Drive, Suite 3400 Chicago, Illinois 60606 Attention: Matthew Shebuski, Esq. E-mail: mshebuski@perkinscoie.com /s/ Thomas J. Baltimore, Jr.

Signature Page to Loan Agreement LENDER WELLS FARGO BANK, NATIONAL ASSOCIATION By: ____________________________________ Name: Joshua Sweet Its: Executive Director Lender’s Address: Wells Fargo Bank, National Association 550 S. Tryon Street, 20th Floor Charlotte, North Carolina 28202 Attention: Joshua Sweet Loan No. 0000123978 E-mail: joshua.sweet@wellsfargo.com With a copy to: Wells Fargo Bank, National Association Minneapolis Loan Center 600 South 4th Street, 8th Floor Minneapolis, Minnesota 55415 Attention: Disbursement Agent Loan No. 0000123978 /s/ Joshua Sweet Email: creloanservicingoperations@wellsfargo.com

Signature Page to Loan Agreement LENDER PNC BANK, NATIONAL ASSOCIATION By: ____________________________________ Name: Shari L. Reams-Henofer Its: Senior Vice President Lender’s Address: PNC Bank, National Association 500 First Avenue Pittsburg, Pennsylvania 15219 Attention: Attention: Myra Ollison E-mail: myra.ollison@pnc.com; RETicklers@pnc.com shari.reams@pnc.com /s/ Shari L. Reams-Henofer

Signature Page to Loan Agreement LENDER BANK OF AMERICA, N.A. By: ____________________________________ Name: Suzanne E. Pickett Its: Senior Vice President Lender’s Address: Bank of America Plaza 64th Floor 901 Main Street Dallas, Texas 75202-3728 Attention: Suzanne E. Pickett Email: Suzanne.pickett@bofa.com /s/ Suzanne E. Pickett

Signature Page to Loan Agreement LENDER TRUIST BANK, a North Carolina chartered bank By: ____________________________________ Name: Aaron J. Hammond Its: Director Lender’s Address: 7701 Airport Drive, Suite 1900 Greensboro, North Carolina 27409 Attention: Shana Pask; Karla Soria E-mail: CapitalMarkets-W-S@truist.com /s/ Aaron J. Hammond

Signature Page to Loan Agreement LENDER RAYMOND JAMES BANK By: ____________________________________ Name: Douglas S. Marron Its: Senior Vice President Lender’s Address: 320 Park Avenue 12th Floor New York, New York 10022 Attention: Loan Ops/CML E-mail: Fax-RJB-loanops@raymondjames.com /s/ Douglas S. Marron

Signature Page to Loan Agreement LENDER FIFTH THIRD BANK, NATIONAL ASSOCIATION By: ____________________________________ Name: Shane Lowe Its: Vice President Lender’s Address: 38 Fountain Square MD 1090RG Cincinnati, Ohio 45202 Attention: Shane Lowe E-mail: shane.lowe@53.com /s/ Shane Lowe

Signature Page to Loan Agreement OPERATING LESSEE BONNET CREEK HILTON LESSEE LLC, a Delaware limited liability company By: ____________________________________ Name: Thomas J. Baltimore, Jr. Its: President Operating Lessee’s Address: c/o Park Hotels & Resorts Inc. 1775 Tysons Blvd., 7th Floor Tysons, Virginia 22102 Attention: General Counsel E-mail: generalcounsel@pkhotelsandresorts.com With a copy to: Perkins Coie LLP 110 North Wacker Drive, Suite 3400 Chicago, Illinois 60606 Attention: Matthew Shebuski, Esq. E-mail: mshebuski@perkinscoie.com Operating Lessee is party to this Agreement for purposes of making certain representations and covenants more particularly set forth in this Agreement, including, without limitation, the covenants set forth in Section 14.37 of this Agreement. Administrative Agent and Lenders hereby acknowledge that Operating Lessee is not liable for the indebtedness evidenced by the Note and Loan Documents. /s/ Thomas J. Baltimore, Jr.